UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
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Consolidated Edison, Inc.
(Name of Registrant as Specified in Its Charter)
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conEdison

2024 Proxy Statement

Notice of 2024 Annual Meeting of Stockholders and Proxy Statement

May 20, 2024

Consolidated Edison, Inc.
4 Irving Place
New York, NY 10003
Timothy P. Cawley
Chairman of the Board
Chief Executive Officer
April 10, 2024
Dear Stockholders:
The Annual Meeting of Stockholders of Consolidated Edison, Inc. with the Board of Directors and the Company’s management is scheduled for Monday, May 20, 2024, at 10:00 a.m., Eastern Daylight Time, remotely by visiting www.virtualshareholdermeeting.com/ED2024. We encourage stockholders to log into the virtual meeting by following the instructions provided in the proxy materials. The virtual meeting offers the same participation opportunities as an in-person meeting.
The accompanying Proxy Statement, provided to stockholders on or about April 10, 2024, contains information about matters to be considered at the Annual Meeting. At the Annual Meeting, stockholders will be asked to vote on the election of Directors, to ratify the appointment of independent accountants for 2024, to approve, on an advisory basis, named executive officer compensation, and to approve the Company’s Stock Purchase Plan. We encourage you to vote in advance of the Annual Meeting, even if you plan to attend.
Based on stockholders’ and our experiences at our recent annual stockholder meetings, held virtually, we believe our virtual meeting format offers stockholders the same opportunities to participate as an in-person meeting and allows us to provide consistent opportunities for engagement to all stockholders, regardless of their geographic location. Therefore, we plan to hold the 2024 Annual Meeting by means of remote communications only.
Sincerely,

Timothy P. Cawley

Consolidated Edison, Inc.
4 Irving Place, New York, NY 10003
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Date	Monday, May 20, 2024 at 10:00 a.m., Eastern Daylight Time
Virtual Annual Meeting Website Address:	www.virtualshareholdermeeting.com/ED2024.
▪
Please see the 16-digit voting control number that can be found on your voting instruction form, Notice of Internet Availability of proxy materials or email, as applicable, provided with your proxy materials to access the virtual Annual Meeting website.

Location:
The 2024 Annual Meeting will be held by means of remote communications only. Based on stockholders’ and our experiences at our recent annual stockholder meetings, held virtually, we believe our virtual meeting format offers stockholders the same opportunities to participate as an in-person meeting and allows us to provide consistent opportunities for engagement to all stockholders regardless of their geographic location. Therefore, we plan to hold the 2024 Annual Meeting by means of remote communications only.

Items of Business:	a.	To elect as the members of the Board of Directors the twelve nominees named in the Proxy Statement (attached hereto and incorporated herein by reference);
	b.	To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for 2024;
	c.	To approve, on an advisory basis, named executive officer compensation;
	d.	To approve the Company’s Stock Purchase Plan; and
	e.	To transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.
By Order of the Board of Directors,

Sylvia V. Dooley Vice President and Corporate Secretary
Dated: April 10, 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDERS’ MEETING TO BE HELD ON MONDAY, MAY 20, 2024. THE COMPANY’S PROXY STATEMENT
AND ANNUAL REPORT, PROVIDED TO STOCKHOLDERS ON OR ABOUT APRIL 10, 2024, ARE AVAILABLE AT
WWW.CONEDISON.COM/EN/INVESTORS/SHAREHOLDER-SERVICES
IMPORTANT!
Whether or not you plan to attend the meeting, we urge you to vote your shares of Company Common Stock by telephone, by Internet, or by completing and returning a proxy card or a voter instruction form, so that your shares will be represented at the Annual Meeting.

Consolidated Edison, Inc. Proxy Statement i

ii Consolidated Edison, Inc. Proxy Statement

Forward-Looking Statements
This Proxy Statement contains forward-looking statements that are intended to qualify for the safe-harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements of future expectations and not facts. Words such as “forecasts,” “expects,” “estimates,” “anticipates,” “intends,” “believes,” “plans,” “will,” and similar expressions identify forward-looking statements. The forward-looking statements reflect information available and assumptions at the time the statements are made and speak only as of that time. Actual results or developments might differ materially from those included in the forward-looking statements because of various factors including, but not limited to, those discussed under “Risk Factors,” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Consolidated Edison, Inc. Proxy Statement iii

PROXY STATEMENT SUMMARY
PROXY STATEMENT SUMMARY
This section highlights the proposals to be acted upon, as well as information about Consolidated Edison, Inc. (the “Company”), that can be found in this Proxy Statement and does not contain all of the information that you need to consider. Before voting, please carefully review the complete Proxy Statement and the Annual Report to Stockholders of the Company provided to stockholders on or about April 10, 2024, which includes the consolidated financial statements and accompanying notes for the fiscal year ended December 31, 2023, and other information relating to the Company’s financial condition and results of operations. References to “Con Edison of New York,” “Orange & Rockland,” and “Con Edison Transmission” throughout this Proxy Statement refer to the Company’s subsidiaries, Consolidated Edison Company of New York, Inc., Orange and Rockland Utilities, Inc., and Con Edison Transmission, Inc. and its subsidiaries, respectively. On March 1, 2023, the Company completed the sale of all of the stock of its former subsidiary, Con Edison Clean Energy Businesses, Inc. and its subsidiaries, referred to herein as the “Clean Energy Businesses.”
2024 Annual Meeting of Stockholders (“Annual Meeting”)
Based on stockholders’ and our experiences at our recent annual meetings, held virtually, we believe our virtual meeting format offers stockholders the same opportunity to participate as an in-person meeting and allows us to provide consistent opportunities for engagement to all stockholders, regardless of their geographic location. Therefore, we plan to hold the 2024 Annual Meeting by means of remote communications only.
▪	Date and Time	Monday, May 20, 2024, at 10:00 a.m., Eastern Daylight Time
▪	Virtual Annual Meeting Website Address	www.virtualshareholdermeeting.com/ED2024.

Please use the 16-digit voting control number that can be found on your voting instruction form, Notice of Internet Availability of proxy materials or email, as applicable, provided with your proxy materials to access the virtual annual meeting website.

▪	Record Date & Voting
Stockholders of record at the close of business on March 25, 2024 are entitled to vote at the Annual Meeting. On March 25, 2024, 345,721,338 shares of Common Stock were outstanding. Each outstanding share of Common Stock is entitled to one vote.

▪	Admission	Please follow the instructions contained in “Who Can Attend The Annual Meeting?” on page 103
▪	Proxy Website	www.conedison.com/en/investors/shareholder-services
Consolidated Edison, Inc. Proxy Statement 1

PROXY STATEMENT SUMMARY
Stockholder Voting Matters
Management Proposals			Board’s Voting Recommendation	Vote Required For Approval(1)	Broker Discretionary Voting Allowed	Page References (for more detail)
▪	Proposal No. 1	Election of Directors	For Each Nominee	Majority of Votes Cast	No	7
▪	Proposal No. 2	Ratification of the Appointment of Independent Accountants	For	Majority of Votes Cast	Yes	39
▪	Proposal No. 3	Advisory Vote to Approve Named Executive Officer Compensation	For	Majority of Votes Cast	No	41
▪	Proposal No. 4	Approval of the Company’s Stock Purchase Plan	For	Majority of Votes Cast	No	94
Footnote:
(1)
The presence at the Annual Meeting, either by means of remote communication or by proxy, of holders of a majority of the outstanding shares of Company Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (shares held by a broker or nominee that does not have discretionary authority to vote on a particular matter and has not received voting instructions from its clients) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting but are not considered votes cast with respect to any of the Proposals, and have no effect on the vote, provided that a broker or nominee may vote in its discretion only on the Ratification of the Appointment of Independent Accountants (Proposal No. 2).

Director Nominees
Name / Age / Tenure / Independence	Primary Occupation / Career Highlight	Diversity	Committee Membership	Other U.S.-Listed Public Company Boards
Timothy P. Cawley, 59 Director since 2020 Not Independent Chairman of the Board	Chairman, President and Chief Executive Officer of the Company; Chairman and Chief Executive Officer of Con Edison of New York; former President of Con Edison of New York	White / Male	▪ Executive (Chair)	—
Ellen V. Futter, 74 Director since 1997 Independent	Interim President of the Markle Foundation, Senior Advisor to the Boston Consulting Group and President Emerita, American Museum of Natural History	White / Female	▪ Executive ▪ Safety, Environment, Operations and Sustainability	1
John F. Killian, 69 Director since 2007 Independent	Former Executive Vice President and Chief Financial Officer, Verizon Communications Inc.	White / Male	▪ Audit (Chair) ▪ Corporate Governance and Nominating ▪ Executive ▪ Management Development and Compensation	1
Karol V. Mason, 66 Director since 2021 Independent	President, John Jay College of Criminal Justice	Black / African American / Female	▪ Corporate Governance and Nominating ▪ Safety, Environment, Operations and Sustainability	—
Dwight A. McBride, 56 Director since 2021 Independent	Gerald Early Distinguished Professor and Senior Advisor to the Chancellor Washington University in St. Louis	Black / African American / Male / LGBTQ+	▪ Management Development and Compensation ▪ Safety, Environment, Operations and Sustainability	—
William J. Mulrow, 68 Director since 2017 Independent	Senior Advisory Director, Blackstone	White / Male	▪ Finance ▪ Management Development and Compensation ▪ Safety, Environment, Operations and Sustainability	2
Armando J. Olivera, 74 Director since 2014 Independent	Former President and Chief Executive Officer, Florida Power & Light Company	Hispanic / Latino / Male	▪ Audit ▪ Executive ▪ Finance ▪ Safety, Environment, Operations and Sustainability (Chair)	2
Michael W. Ranger, 66 Director since 2008 Independent Lead Director	Senior Managing Director, Diamond Castle Holdings LLC	White / Male	▪ Audit ▪ Corporate Governance and Nominating (Chair and Lead Director) ▪ Executive ▪ Finance ▪ Management Development and Compensation	—
2 Consolidated Edison, Inc. Proxy Statement

PROXY STATEMENT SUMMARY
Name / Age / Tenure / Independence	Primary Occupation / Career Highlight	Diversity	Committee Membership	Other U.S.-Listed Public Company Boards
Linda S. Sanford, 71 Director since 2015 Independent	Former Senior Vice President, Enterprise Transformation, International Business Machines Corporation	White / Female	▪ Audit ▪ Corporate Governance and Nominating ▪ Finance	1
Deirdre Stanley, 59 Director since 2017 Independent	Former Executive Vice President and General Counsel, The Estée Lauder Companies, Inc.	Black / African American / Female	▪ Corporate Governance and Nominating ▪ Management Development and Compensation (Chair)	—
L. Frederick Sutherland, 72 Director since 2006 Independent	Former Executive Vice President and Chief Financial Officer, Aramark Corporation	White / Male	▪ Audit ▪ Finance (Chair) ▪ Management Development and Compensation	2
Catherine Zoi, 62 Director since 2024 Independent	Former Chief Executive Officer, EVgo Inc.	White / Female	▪ Safety, Environment, Operations and Sustainability	—
▪
Proposal No. 1: Election of Directors. The Board of Directors has nominated twelve Directors for election at the Annual Meeting and recommends the election of each of the twelve nominees. The table above provides certain information about the Director nominees.

▪	Proposal No. 2: Ratification of the Appointment of Independent Accountants. The Board recommends ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for 2024.
▪	Proposal No. 3: Advisory Vote to Approve Named Executive Officer Compensation. The Board recommends the approval of, on an advisory basis, the compensation of the Named Executive Officers.
▪	Proposal No. 4: Vote to Approve the Company’s Stock Purchase Plan. The Board recommends the approval of the Company’s Stock Purchase Plan.
Corporate Governance Practices
▪
Active, Year-Round, Stockholder Engagement. The Company engages with stockholders and accepts invitations to discuss matters of interest to them. Throughout 2023, the Company met with stockholders in a variety of formats including in-person and virtual formats, and discussed numerous topics, including Con Edison of New York’s and Orange and Rockland’s regulatory proceedings for new rates, climate change resiliency, gas long-term plans, and other clean energy initiatives, the Clean Energy Businesses sale and use of proceeds, financial and operating performance, capital investment outlook and political matters, environmental, social and governance (“ESG”) matters, including reporting, corporate governance, political lobbying, our utilities’ Climate Change Adaptation and Resiliency plan, the Company’s pursuit of net-zero-carbon-emission goals through its updated Clean Energy Commitment, and clean energy opportunities. The Company’s stockholder engagement team reports the results of their annual activities to the Corporate Governance and Nominating Committee and the Board to convey the feedback received from stockholders and to propose implementation of appropriate responses. During 2023, the Company engaged with stockholders holding in aggregate 30% of shares outstanding.

▪	Risk Oversight. The Board and its committees oversee the Company’s policies and procedures for managing risks that are identified through the Company’s enterprise risk management program.
▪
Cybersecurity Risk Oversight. The Board and the Audit Committee oversee the Company’s cybersecurity risk management. The Company complies with regulatory cybersecurity requirements and follows closely the development of new standards, regulations, and industry initiatives.

Consolidated Edison, Inc. Proxy Statement 3

PROXY STATEMENT SUMMARY
▪	Strategic Planning. The Board oversees and reviews, at least annually, the Company’s strategic and business plans and objectives.
▪
Corporate Sustainability. The Company is firmly committed to sustainability, which is broadly overseen by the Board. The Board reviews and discusses various sustainability topics throughout the year and routinely considers environmental matters (including climate change) and assesses their impact on the Company’s operations, strategies and risk profile.

▪
Insider Trading. The Company maintains an Insider Trading Policy. The policy applies to all employees (and their family and household members) including executive officers, non-employee Directors and any entity that itself is controlled by persons covered by the policy. The policy is designed to prevent improper insider trading and promote compliance with insider trading laws.

▪
Human Capital. The Company attracts, develops and retains a talented and diverse workforce. It values and supports a wide range of employee needs and interests. The Company’s skilled and experienced workforce enables it to maintain best-in-class reliability and progress towards achieving a clean energy future. Human capital measures focus on employee safety, hiring the right talent, employee development and retention, and diversity, equity and inclusion.

▪
Human Rights Statement. In 2022, the Company adopted a Human Rights Statement. The Statement reinforces the Company’s commitment to protecting and advancing the human rights of all people, to conducting business in a manner that is ethical and respectful of those rights and in compliance with applicable laws, and to protecting international human rights under recognized standards. The Human Rights Statement builds on our employee Standards of Business Conduct, our policies on Equal Employment Opportunity, Sexual Harassment, and Employment of Veterans and People with Disabilities, and our Vendor Standards of Business Conduct.

▪
Annual Election of Directors. Each Director nominee has been recommended for election by the Corporate Governance and Nominating Committee and approved and nominated for election by the Board. If elected, the Director nominees, all of whom are current members of the Board, will serve for a one-year term expiring at the Company’s 2025 Annual Meeting of Stockholders. Each Director will hold office until his or her successor has been elected and qualified or until the Director’s earlier resignation or removal.

▪
Voting. In uncontested elections, each Director nominee may be elected by a majority of the votes cast at a meeting of the Company’s stockholders by the holders of shares entitled to vote in the election. In contested elections, each Director nominee may be elected by a plurality of the votes cast. The Company does not have a super-majority voting provision in its Restated Certificate of Incorporation.

▪
Board Composition. The current Directors have the combination of skills, professional experience, and diversity necessary to oversee the Company’s business. Eleven of the twelve Director nominees are independent. The current Directors have an average age of 66.3 years, are 42% women, and 33% racially and ethnically diverse. The Board strives to maintain an appropriate balance of tenure among Directors. Of the current Directors, 50% have been on the Board for six years or less, 33% have been on the Board for seven to sixteen years, and 17% have been on the Board for over sixteen years.

The Corporate Governance and Nominating Committee recommends candidates for election or re-election to the Board and reviews the qualifications of potential Director candidates. When recommending to the Board the slate of Director nominees for election at the Annual Meeting, the Corporate Governance and Nominating Committee strives to maintain an appropriate balance of tenure, diversity, and skills on the Board as evidenced by the proposed slate of director nominees, which is 42% women and 33% racially and ethnically diverse (as self-reported by the Director nominees). The Board and the Corporate Governance and Nominating Committee strongly believe that the Board and the Company benefit from having directors with a diversity of gender, race, ethnicity, viewpoints and experiences. The Corporate Governance and Nominating Committee identifies candidates through a variety of means, including recommendations from members of the Board, suggestions from senior management, and submissions by the Company’s stockholders. When a professional search firm is used, the firm is directed to provide a diverse slate of candidates for the Board’s consideration, including, but not limited to, diverse candidates with respect to gender, race, ethnicity, nationality, and sexual orientation.
▪
Independent Lead Director. The Board has an independent Lead Director who is the Chair of the Corporate Governance and Nominating Committee and has numerous duties and significant responsibilities, including acting as

4 Consolidated Edison, Inc. Proxy Statement

PROXY STATEMENT SUMMARY
a liaison between the independent Directors and the Company’s management and chairing the executive sessions of independent Directors.
▪	Frequent Executive Sessions. The Company’s independent Directors meet in executive session not fewer than three times per year.
▪
Annual Board and Committee Self-Assessments. The Board and each of its committees perform an annual self- assessment to evaluate the effectiveness of the Board and its committees in fulfilling their respective obligations. Each committee reports the results of its self-evaluation to the Board. The Corporate Governance and Nominating Committee coordinates the self-evaluation process and, following the self-evaluation process, discusses with the Board follow-up matters as appropriate.

▪
Membership on Public Company Boards. Directors who are executive officers of a public company may serve on no more than one other public company board and none did so in 2023. All other Directors may serve on no more than three other public company boards and none did so in 2023.

▪
Proxy Access. The Board has adopted proxy access, which enables certain stockholders of the Company to include their own director nominees in the Company’s Proxy Statement and form of proxy, along with candidates nominated by the Board if the stockholders and the nominees proposed by the stockholders meet the requirements set forth in the Company’s By-laws.

▪	Special Meetings. Special meetings may be called by stockholders holding at least 25% of the Company’s outstanding shares of Common Stock who are entitled to vote at such meeting.
Changes to Incentive Programs for 2023 and 2024
▪
Executive Incentive Plan Changes. In November 2023, the Management Development and Compensation Committee of the Board of Directors (the “MD&C Committee”) approved the Consolidated Edison, Inc. Executive Performance Incentive Plan, amended and restated, effective January 1, 2024, which provides for the annual incentive for the Named Executive Officers. This amended plan eliminates the detailed provisions specifying performance goals, target levels and weighting in the prior plan and replaces them with more flexible provisions by which the MD&C Committee will approve, on an annual basis, the specific performance goals, targets and incentive percentages for participants in the plan for that year. In addition, the amended plan adds other clarifying and administrative provisions to reflect market practices.

▪
Amended Stock Purchase Plan. Proposal No. 4 calls for the approval of the Consolidated Edison, Inc. Stock Purchase Plan, as amended and restated (the “Stock Purchase Plan”) in light of the pending expiration of the Company’s current stock purchase plan (the “Expiring Stock Purchase Plan”). The Stock Purchase Plan authorizes the issuance of ten million (10,000,000) shares of Company Common Stock and a ten-year extension of the term through May 20, 2034. The Stock Purchase Plan also includes updates reflecting market practice with respect to certain plan governance, administrative and operational provisions, and, as designed, purchases made under the Stock Purchase Plan are intended to be exempt purchases for purposes of the reporting and liability requirements pursuant to Section 16 of the Securities Exchange Act of 1934. The Stock Purchase Plan is subject to stockholder approval at the 2024 Annual Meeting and will be effective on the date of stockholder approval.

Consolidated Edison, Inc. Proxy Statement 5

PROXY STATEMENT SUMMARY
Compensation Policies and Governance Practices
The Company’s culture promotes strong compensation and governance practices that support our pay-for-performance principles and closely align the executive compensation program with the interests of our stockholders.
What We Do	Place a significant portion of the target total direct compensation for our Named Executive Officers “at risk”
	-	70% of long-term incentive compensation was performance-based for 2023 (30% of long-term incentive compensation for 2023 was granted in the form of time-based, restricted stock units)
Mitigate compensation risk by:
	-	balancing incentives between annual and long-term goals
	-	tying incentives to multiple goals to reduce undue weight on any one goal
	-	for annual incentive payouts, using non-financial performance factors to counterbalance financial performance goals
	-	discouraging excessive focus on annual results and focusing on sustainable performance by providing significant long-term incentives
	-	subjecting annual and long-term incentive plans to payment caps
	-	giving the MD&C Committee discretion to reduce payouts
	-	performing an annual risk assessment for annual and long-term incentive plans
Maintain stock ownership guidelines for Directors and senior officers

In November 2023, adopted (i) a new recoupment (clawback) policy to comply with the final Dodd-Frank clawback rules adopted by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange requiring the Company to recover erroneously awarded incentive-based compensation received by current and former executive officers of the Company during the three fiscal years preceding the date the Company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements and (ii) a discretionary supplemental officer clawback policy covering all officers and other individuals designated as officers by the Company and selected subsidiaries, including former officers, allowing the MD&C Committee to recover incentive-based compensation, including all forms of bonuses and equity or equity-based awards (granted on or after January 1, 2024), in the event of a material accounting restatement for the preceding three fiscal years and for certain “cause” events occurring during the preceding one year period

Maintain an environmental and sustainability performance measure in its operating objectives for short term annual incentives for the Named Executive Officers
Maintain an objective for diversity, equity and inclusion (“DE&I”) performance measure, the Diversity and Inclusion Work Plan, in its long-term incentive plan for the Named Executive Officers
Maintain operating objective performance measures for cybersecurity, clean energy and electrification in its long-term incentive plan for the Named Executive Officers
Limited perquisites for the Named Executive Officers of the Company
Hold an annual say-on-pay vote (which received 93.57% stockholder support in 2023)
What We Don’t Do	Enter into employment agreements (other than the arrangements as described herein for Mr. Noyes)
Offer excessive executive perquisites
Dilute stockholder value by issuing excessive equity compensation
Grant stock options or have outstanding options
Reprice options or buy out underwater options without stockholder approval
Recycle shares for future awards except under limited circumstances
Provide golden parachute excise tax gross-ups
Offer excessive change in control severance benefits
Negotiate equity awards with special treatment upon the Company’s change in control
Provide single-trigger acceleration of vesting of outstanding equity awards
Permit Directors, officers, financial personnel, and certain other individuals to:
	-	short, hedge, or pledge Company securities or
	-	hold Company securities in a margin account as collateral
6 Consolidated Edison, Inc. Proxy Statement

Election of Directors
ELECTION OF DIRECTORS
Proposal No. 1  Election of Directors
Twelve Directors are to be elected at the Annual Meeting to hold office until the next annual meeting and until their respective successors are elected and qualified. Directors are not permitted to stand for election after having passed his or her 75th birthday. Of the Board members standing for election, Timothy P. Cawley is the only director nominee who is a current or former officer of the Company. Catherine Zoi joined the Board on February 1, 2024 and is being put forth as a Director nominee at the Annual Meeting.
The Corporate Governance and Nominating Committee recommends candidates for election or re-election to the Board and reviews the qualifications of possible Director candidates. When recommending to the Board the slate of Director nominees for election at the Annual Meeting, the Corporate Governance and Nominating Committee strives to maintain an appropriate balance of tenure, diversity, and skills on the Board as evidenced by the proposed slate of director nominees, which is 42% women and 33% racially and ethnically diverse (as self-reported by the Director nominees). The Corporate Governance and Nominating Committee also strives to ensure that the Board is composed of Directors who bring diverse viewpoints, perspectives, professional experiences and backgrounds, and effectively represent the long-term interests of stockholders. The Board and the Corporate Governance and Nominating Committee strongly believe that the Board and the Company benefit from having Directors with diverse backgrounds, viewpoints, and experiences. The Board and the Corporate Governance and Nominating Committee believe that striking an appropriate balance between fresh perspectives and ideas and the valuable experience and familiarity contributed by longer-serving Directors is critical to a forward-looking and strategic Board. The Corporate Governance and Nominating Committee identifies candidates through a variety of means, including professional search firms, recommendations from members of the Board, suggestions from senior management, and submissions by the Company’s stockholders. When a professional search firm is used, the firm is directed to provide a diverse slate of candidates for the Board’s consideration, including, but not limited to, diverse candidates with respect to gender, race, ethnicity, nationality, and sexual orientation.
Each nominee was selected by the Corporate Governance and Nominating Committee and approved by the Board for submission to the Company’s stockholders. Ms. Zoi, who joined the Board on February 1, 2024, was presented as a Board candidate via a professional search firm, which provided a diverse slate of candidates for the Board’s consideration.
The Company believes that all of the nominees will be able and willing to serve as Directors of the Company. All of the Directors also serve as Trustees of the Company’s subsidiary, Con Edison of New York.
Shares represented by every properly executed proxy will be voted at the Annual Meeting for or against the election of the Director nominees as specified by the stockholder giving the proxy. If one or more of the nominees is unable or unwilling to serve, the shares represented by the proxies will be voted for any substitute nominee or nominees as may be designated by the Board.
The Board recommends FOR Proposal No. 1

Each of the twelve Director nominees must receive a majority of the votes cast at the Annual Meeting or by proxy to be elected (meaning the number of shares voted “for” a Director nominee must exceed the number of shares voted “against” that Director nominee), subject to the Board’s policy regarding resignations by Directors who do not receive a majority of “for” votes. Abstentions and broker non-votes are voted neither “for” nor “against” and have no effect on the vote.

Consolidated Edison, Inc. Proxy Statement 7

Election of Directors
Information About the Director Nominees
The Board and the Corporate Governance and Nominating Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs. The Board believes, as a whole, it should possess a combination of skills, professional experience, and diversity of backgrounds necessary to oversee the Company’s business. The Board has adopted Corporate Governance Guidelines to assist it in exercising its responsibilities to the Company and its stockholders. In evaluating Director candidates and considering incumbent Directors for renomination to the Board, the Board and the Corporate Governance and Nominating Committee consider various factors. Pursuant to the Guidelines, the Corporate Governance and Nominating Committee reviews with the Board factors relating to the composition of the Board (including its size and structure), the diversity of the Board (including, but not limited to, diversity of gender, race, ethnicity, nationality, and sexual orientation), and the skills and characteristics of Director nominees, including independence, integrity, judgment, business experience, areas of expertise, and availability for service to assure that the Board contains an appropriate mix of Directors to best further the Company’s long-term business interests. For incumbent Directors, the Corporate Governance and Nominating Committee also considers past performance of the Director on the Board.
The current Director nominees bring to the Company the benefit of their qualifications, leadership, skills, and the diversity of their experience and backgrounds which provide the Board, as a whole, with the skills and expertise that reflect the needs of the Company. See the following pages for information about each Director nominee, including their age as of the date of the Annual Meeting, business experience, period of service as a Director, public or investment company directorships, and other directorships. Please see the skills matrix that follows for the skills and experience of the Director nominees.
8 Consolidated Edison, Inc. Proxy Statement

Election of Directors
Skills and Experience of Director Nominees
Skill or Attribute	Timothy P. Cawley	Ellen V. Futter	John F. Killian	Karol V. Mason	Dwight A. McBride	William J. Mulrow	Armando J. Olivera	Michael W. Ranger	Linda S. Sanford	Deirdre Stanley	L. Frederick Sutherland	Catherine Zoi
CEO (for profit)	✔		✔				✔	✔				✔
CEO (non-profit/ University)		✔		✔	✔							✔
Executive at Public Co.	✔		✔			✔	✔		✔	✔	✔	✔
Capital Markets / Financial Services			✔			✔		✔			✔
CFO / Accounting			✔								✔
Communications / PR		✔			✔							✔
Consumer Services	✔				✔							✔
Corporate Governance	✔	✔	✔		✔		✔	✔	✔	✔	✔	✔
Cybersecurity									✔
Electric / Gas Operations	✔						✔
Ethics & Compliance	✔	✔	✔	✔	✔		✔			✔	✔	✔
Financial Expert			✔			✔	✔	✔			✔
Government				✔		✔						✔
Human Capital Management / Diversity, Equity and Inclusion	✔	✔		✔	✔		✔			✔		✔
Investor Relations	✔		✔			✔	✔	✔			✔	✔
Leadership	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔
Legal		✔		✔						✔
M&A	✔		✔					✔		✔	✔	✔
Regulated Company	✔		✔				✔					✔
Risk Management	✔		✔		✔		✔	✔	✔	✔	✔	✔
Strategic Planning	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔
Sustainability / Environmental / Climate Change	✔	✔			✔		✔	✔		✔		✔
Technical / Engineering	✔						✔		✔			✔
Technology	✔				✔		✔		✔		✔	✔
Utility / Energy	✔		✔				✔	✔				✔
Consolidated Edison, Inc. Proxy Statement 9

Election of Directors
The makeup of the Director nominees is set forth in the pie charts that follow.

10 Consolidated Edison, Inc. Proxy Statement

Election of Directors
Timothy P. Cawley Director since: 2020 Age: 59 Gender: Male Race/Ethnicity: White Board Committees: ▪ Executive (Chair)
Career Highlights: Mr. Cawley has been Chairman of the Board of the Company and Con Edison of New York since January 1, 2022 and President and Chief Executive Officer of the Company and Chief Executive Officer of Con Edison of New York since December 29, 2020. Mr. Cawley was President of Con Edison of New York from January 1, 2018 through December 31, 2020 and was President and Chief Executive Officer of Orange & Rockland from December 2013 through November 2017. He was Senior Vice President of Central Operations for Con Edison of New York from December 2012 through November 2013, having joined Con Edison of New York in July 1987.
Other Directorships: Mr. Cawley is Chairman of the Board and a Trustee of Con Edison of New York and Chairman of the Board and Director of Orange & Rockland. He is also a Director of the American Gas Association (a member of the Executive and Safety Committees), the Edison Electric Institute and the Partnership for New York City (member of Executive Committee), and a Board member of the Trust for Governors Island. Mr. Cawley has previously served as a Director of the Hudson Valley Economic Development Corporation, the Hudson Valley Pattern for Progress, the New Jersey Utilities Association, the Orange County Partnership, and the Rockland Economic Development Corporation.
Attributes and Skills: Mr. Cawley has leadership, engineering, financial, and operations experience, as well as knowledge of the utility industry and the Company’s business. Mr. Cawley’s experience from his leadership positions at the Company’s subsidiaries supports the Board in its oversight of the Company’s management, financial, operations, and strategic planning activities, and the Company’s relationships with stakeholders.

Ellen V. Futter Director since: 1997 Age: 74 Gender: Female Race/Ethnicity: White Board Committees: ▪ Executive ▪ Safety, Environment, Operations and Sustainability
Career Highlights: Ms. Futter is Interim President, Markle Foundation and Senior Advisor to Boston Consulting Group. She is also President Emerita of the American Museum of Natural History, New York, NY, where she served as President from November 1993 until March 15, 2023. Previously, Ms. Futter served as the President of Barnard College, New York, NY, and was a corporate attorney at the Milbank law firm.
Other Directorships: Ms. Futter is a Trustee of Con Edison of New York and a Director of Evercore Inc., a global independent investment banking advisory firm. Ms. Futter formerly served as a Director and Chairman of the Federal Reserve Bank of New York and is a Trustee of the Brookings Institution and Cold Spring Harbor Laboratory and a Governing Trustee at the Memorial Sloan-Kettering Cancer Center. She is an ex-officio Trustee of New York City Tourism & Conventions.
Attributes and Skills: Ms. Futter has management and operations experience leading major New York not-for-profit entities that provide services to the public. Ms. Futter also has legal and financial experience. Ms. Futter’s experience from her leadership positions at the American Museum of Natural History and Barnard College, and her legal experience, supports the Board in its oversight of the Company’s operations, planning, regulatory activities, and the Company’s relationships with stakeholders.

Consolidated Edison, Inc. Proxy Statement 11

Election of Directors

John F. Killian
Director since: 2007
Age: 69
Gender: Male
Race/Ethnicity: White
Board Committees:
▪    Audit (Chair)
▪   Corporate Governance and Nominating
▪   Executive
▪   Management Development and
Compensation

Career Highlights: Mr. Killian was the Executive Vice President and Chief Financial Officer of Verizon Communications Inc., a telecommunications company, from March 2009 to November 2010. He was the President of Verizon Business, Basking Ridge, NJ from October 2005 until February 2009, the Senior Vice President and Chief Financial Officer of Verizon Telecom from June 2003 until October 2005, and the Senior Vice President and Controller of Verizon Corporation from April 2002 until June 2003. Mr. Killian also served in executive positions at Bell Atlantic and was the President and Chief Executive Officer of NYNEX CableComms Limited.
Other Directorships: Mr. Killian is a Trustee of Con Edison of New York and Goldman Sachs Trust II, was a Director of Houghton Mifflin Harcourt Company until it became a private company in April 2022, and is a Trustee Emeriti of Providence College. Mr. Killian also served as a Trustee and Chairman of the Board of Providence College until 2018.
Attributes and Skills: Mr. Killian has leadership experience at regulated consumer services companies, including experience with financial reporting and internal auditing. Mr. Killian’s experience from his leadership positions at Verizon Communications, Inc., Bell Atlantic and NYNEX CableComms Limited supports the Board in its oversight of the Company’s auditing, financial, operating, and strategic planning activities, and the Company’s relationships with stakeholders.

Karol V. Mason
Director since: 2021
Age: 66
Gender: Female
Race/Ethnicity: Black/African American
Board Committees:
▪   Corporate Governance and Nominating
▪   Safety, Environment, Operations and
Sustainability

Career Highlights: Ms. Mason has been President of John Jay College of Criminal Justice, a senior liberal arts college in the City University of New York system focused on educating students through a justice lens, since August 2017. Ms. Mason was an Assistant Attorney General for the Office of Justice Programs within the United States Department of Justice from June 2013 until January 2017 and a Deputy Associate Attorney General within the United States Department of Justice from April 2009 until February 2012. Ms. Mason was an attorney at the law firm of Alston & Bird LLP from November 1983 until April 2009, where she served as a partner from January 1990 until April 2009 and served again, as a partner, from February 2012 through May 2013. Ms. Mason was a Judicial Law Clerk for The Honorable Judge John F. Grady of the United States District Court for the Northern District of Illinois from October 1982 until October 1983.
Other Directorships: Ms. Mason is a Trustee of Con Edison of New York and has been a member of the Independent Rikers Commission since November 2023. Ms. Mason is also on the Advisory Board of Carolina Performing Arts at the University of North Carolina at Chapel Hill (“UNC-Chapel Hill”), the Institute for Arts and Humanities at UNC-Chapel Hill, and the Fines and Fees Justice Center. Ms. Mason served as a Trustee and Vice Chairman of UNC-Chapel Hill and served on the Arts & Sciences Foundation and National Development Council of UNC-Chapel Hill. Ms. Mason also served as a Director or Trustee of the Woodruff Arts Center until 2013, the Children’s HealthCare of Atlanta until 2009, the High Museum of Art until 2009, the National Black Arts Festival until 2000, Wesley Homes until 2008, and the City of Atlanta-Fulton County Recreation Authority until 1998.
Attributes and Skills: Ms. Mason has experience leading a prominent public liberal arts college that focuses on educating students through a justice lens. Ms. Mason also has legal experience. Ms. Mason’s experience from her leadership position at John Jay College of Criminal Justice, City University of New York, and her legal experience, supports the Board in its oversight of the Company’s operations, risk management, strategic planning, and relationships with stakeholders.

12 Consolidated Edison, Inc. Proxy Statement

Election of Directors

Dwight A. McBride
Director since: 2021
Age: 56
Gender: Male
Race/Ethnicity: Black/African American
Lesbian, Gay, Bisexual, Transgender+: Yes
Board Committees:
▪   Management Development and
Compensation
▪   Safety, Environment, Operations and
Sustainability

Career Highlights: Dr. McBride has been the Gerald Early Distinguished Professor and Senior Advisor to the Chancellor at Washington University in St. Louis since August 2023. Previously, Dr. McBride was the President of The New School from April 2020 to August 2023. Prior to joining The New School, Dr. McBride served as the Senior Adviser to the President (since 2019), Provost (since 2017) and the Executive Vice President for Academic Affairs at Emory University, Dean and Associate Provost for Graduate Education at Northwestern University, Dean of Liberal Arts & Sciences at the University of Illinois at Chicago, Chair of the Department of African American Studies at Northwestern University, and Head of the Department of African American Studies at the University of Illinois at Chicago—academic leadership roles that all together span more than two decades. Dr. McBride has also held faculty positions at the University of Pittsburgh, the University of Illinois at Chicago, Northwestern University, Emory University, and The New School, where he has taught various courses in English literature and American literature, African American studies, gender and sexuality studies, cultural studies, and performance studies. Dr. McBride has published six books, numerous essays, and is the Founding Co-Editor of the James Baldwin Review.
Other Directorships: Dr. McBride is a Trustee of Con Edison of New York and the Institute of International Education (since 2021). Dr. McBride is also on the Board of the Dan David Prize. Dr. McBride also served as a Trustee of The Cooper Union (until 2020) and as a Director of the Illinois Humanities Council (until 2017), the Association of American Colleges & Universities until 2016, the About Face Theater Company (until 2012), and the Center on Halsted (until 2009).
Attributes and Skills: Dr. McBride has extensive experience in higher education and leadership experience at universities and other large and complex organizations with diverse stakeholders. Dr. McBride’s executive experience from the considerable leadership positions he has held in academia along with his service on other boards, supports the Board in its oversight of the Company’s operations and management activities, strategic planning, and relationships with stakeholders.

William J. Mulrow
Director since: 2017
Age: 68
Gender: Male
Race/Ethnicity: White
Board Committees:
▪   Finance
▪   Management Development and Compensation
▪   Safety, Environment, Operations and Sustainability

Career Highlights: Mr. Mulrow is a Senior Advisory Director since May 2017 at Blackstone, the world’s largest alternative asset management firm. Previously, he served as Secretary to former New York State Governor Andrew Cuomo from January 2015 to April 2017 and was a Senior Managing Director at Blackstone from April 2011 to January 2015. From 2005 to 2011, he was a Director of Citigroup Global Markets Inc. Mr. Mulrow also held various management positions at Paladin Capital Group, Gabelli Asset Management, Inc., Rothschild Inc., and Donaldson, Lufkin & Jenrette Securities Corporation. In addition, Mr. Mulrow served in a number of other government positions, including Chairman of the New York State Housing Finance Agency and State of New York Mortgage Agency.
Other Directorships: Mr. Mulrow is a Trustee of Con Edison of New York. Mr. Mulrow also serves as a Director and member of the Nominating and Governance Committee at JBG Smith Properties and a Director and member of the Compensation and Nominating and Governance Committees at Titan Mining Corporation. Mr. Mulrow also served as a Director of Arizona Mining, Inc. until 2018.
Attributes and Skills: Mr. Mulrow has leadership experience in both the public and the private sectors. Mr. Mulrow also has financial, accounting and asset management experience from his leadership positions at Blackstone, New York State government, and his service on other boards, which supports the Board in its oversight of the Company’s financial and strategic planning activities.

Consolidated Edison, Inc. Proxy Statement 13

Election of Directors

Armando J. Olivera
Director since: 2014
Age: 74
Gender: Male
Race/Ethnicity: Hispanic/Latino
Board Committees:
▪   Audit
▪   Executive
▪   Finance
▪   Safety, Environment, Operations and Sustainability (Chair)

Career Highlights: Mr. Olivera is the retired President & Chief Executive Officer of Florida Power & Light Company (“FPL”), one of the largest investor-owned electric utilities in the United States. Mr. Olivera also served as Chairman of the Boards of two non-profits: Florida Reliability Coordinating Council that focuses on the reliability and adequacy of bulk electricity in Florida, and Southeastern Electric Exchange that focuses on coordinating storm restoration services and enhancing operational and technical resources. After his retirement from FPL in May 2012, Mr. Olivera served as senior advisor at Britton Hill Partners, a private equity firm. From 2017 until 2021, Mr. Olivera was a venture partner in the sustainability practice of Ridge-Lane LP, a venture development firm.
Other Directorships: Mr. Olivera is a Trustee of Con Edison of New York. Mr. Olivera also serves as a Director of Fluor Corporation and is the Chair of the Commercial Strategies and Operational Risk Committee and a member of the Executive and Governance Committees and previously served on the Audit Committee of Fluor. Mr. Olivera is a Director and Member of the Audit Committee and the Nominating and Corporate Governance Committee of Lennar Corporation. Mr. Olivera served as a Director of AGL Resources, Inc. until July 2016. Mr. Olivera was also a Director of FPL and a Trustee and Vice Chair of Miami Dade College until 2018. Mr. Olivera is Trustee Emeritus of Cornell University, Co-Chair of Cornell Engineering College Fund Raising Campaign, and member of the Cornell University Fund Raising Campaign and a member of the Advisory Council at the Cornell Atkinson Center for Sustainability.
Attributes and Skills: Mr. Olivera has leadership, engineering, and operations experience, as well as knowledge of the utility industry. Mr. Olivera’s experience from his leadership positions at FPL, and his service on other boards, supports the Board in its oversight of the Company’s management, financial, operations, and strategic planning activities. Mr. Olivera’s experience as a consultant on sustainability supports the Board in its oversight of sustainability matters.

Michael W. Ranger
Director since: 2008
Age: 66
Gender: Male
Race/Ethnicity: White
Board Committees:
▪   Audit
▪   Corporate Governance and Nominating
(Chair and Lead Director)
▪   Executive
▪   Finance
▪   Management Development and
Compensation

Career Highlights: Mr. Ranger has been Senior Managing Director of Diamond Castle Holdings LLC, a private equity investment firm, since 2004. Additionally, Mr. Ranger served as President and Chief Executive Officer of Covanta Holding Corporation from 2020 until November 2021. Mr. Ranger was an investment banker in the energy and power sector for twenty years, including at Credit Suisse First Boston, Donaldson, Lufkin and Jenrette, DLJ Global Energy Partners, and Drexel Burnham Lambert. Mr. Ranger was also a member of the Utility Banking Group at Bankers Trust.
Other Directorships: Mr. Ranger is a Trustee of Con Edison of New York. He is a Trustee of the Atlantic Health System and was the Chairman of the Board of Trustees at St. Lawrence University Board until February 2023. Mr. Ranger also served as a Director of KDC Solar LLC through 2019, and Covanta Holding Corporation until November 2021.
Attributes and Skills: Mr. Ranger has leadership experience at a private equity firm he co-founded and at various investment banking companies. Mr. Ranger has extensive investment and investment banking experience in the energy, utility, and power sector. Mr. Ranger’s experience from his investment activities in the energy and power sector, and his service on other boards, supports the Board in its oversight of the Company’s corporate governance and financial and strategic planning activities.

14 Consolidated Edison, Inc. Proxy Statement

Election of Directors
Linda S. Sanford Director since: 2015 Age: 71 Gender: Female Race/Ethnicity: White Board Committees: ▪ Audit ▪ Corporate Governance and Nominating ▪ Finance
Career Highlights: Ms. Sanford was Senior Vice President Enterprise Transformation, International Business Machines Corporation (IBM), a multinational technology and consulting corporation, from January 2003 to December 2014. Ms. Sanford joined IBM in 1975. Ms. Sanford was also a consultant to The Carlyle Group serving as an Operating Executive from 2015 to July 2018.
Other Directorships: Ms. Sanford is a Trustee of Con Edison of New York and The Interpublic Group of Companies, Inc. Ms. Sanford also formerly served as a Director of ITT Corporation, RELX PLC (formerly Reed Elsevier PLC) and Pitney Bowes. Ms. Sanford is also a Trustee of New York Hall of Science and also serves as a Trustee Emeriti of St. John’s University and Rensselaer Polytechnic Institute. She also served as a Director or Trustee of the Partnership for New York City through January 2015, the State University of New York through May 2015, the Business Council of New York State through May 2015, and the ION Group through January 2021.
Attributes and Skills: Ms. Sanford has leadership experience at an international technology company, including experience with information technology, data analytics, cybersecurity, manufacturing, customer relations, and corporate planning and transformation. Ms. Sanford’s experience from her leadership positions at IBM, and her service on other boards, supports the Board in its oversight of technology, relationship with stakeholders, and financial and strategic planning activities.

Deirdre Stanley
Director since: 2017
Age: 59
Gender: Female
Race/Ethnicity: Black/African American
Board Committees:
▪   Corporate Governance and Nominating
▪   Management Development and
Compensation (Chair)

Career Highlights: Ms. Stanley was Executive Vice President and General Counsel to The Estée Lauder Companies, Inc., one of the world’s leading manufacturers and marketers of quality skin care, makeup, fragrance, and hair care products from October 2019 until April 2, 2024. Ms. Stanley was Executive Vice President and General Counsel to Thomson Reuters from 2008 until October 2019, where she also served as Corporate Secretary to the Board of Directors. Ms. Stanley was Senior Vice President and General Counsel to The Thomson Corporation from 2002 to 2008, when it combined with Reuters PLC to form Thomson Reuters. Prior to 2002, Ms. Stanley held various legal and senior executive positions at InterActive Corporation (previously USA Networks, Inc.) and GTE Corporation (a predecessor company to Verizon). She was also an attorney with the law firm of Cravath, Swaine & Moore.
Other Directorships: Ms. Stanley is a Trustee of Con Edison of New York. Ms. Stanley is also a Trustee of the Hospital for Special Surgery and a Trustee of The Dalton School. Ms. Stanley also served as a Director of Refinitiv from October 2018 through October 2019.
Attributes and Skills: Ms. Stanley has leadership, legal and operations experience at an international news and information company and a global consumer products company, including experience with mergers and acquisitions, corporate governance, and risk management. Ms. Stanley’s experience from her leadership positions at The Estée Lauder Companies and Thomson Reuters Corporation, her legal experience and service on other boards supports the Board in its oversight of the Company’s operations, risk management, strategic planning, and relationships with stakeholders.

Consolidated Edison, Inc. Proxy Statement 15

Election of Directors
L. Frederick Sutherland Director since: 2006 Age: 72 Gender: Male Race/Ethnicity: White Board Committees: ▪ Audit ▪ Finance (Chair) ▪ Management Development and Compensation
Career Highlights: Mr. Sutherland was the Executive Vice President and Chief Financial Officer of Aramark Corporation, Philadelphia, PA, a provider of food services, facilities management, and uniform and career apparel, from 1997 to 2015. Prior to joining Aramark in 1980, Mr. Sutherland was Vice President, Corporate Banking, at Chase Manhattan Bank, New York,
Other Directorships: Mr. Sutherland is a Trustee of Con Edison of New York and a Director and the Chair of the Audit Committee of Colliers International Group Inc. and a Director and the Chair of the Audit Committee of Sterling Check Corp. Mr. Sutherland is also a Director of WHYY, Philadelphia’s PBS affiliate, a Trustee of Episcopal Community Services, a Philadelphia-based anti-poverty agency, and a Trustee of Duke University, a Trustee of the National Constitution Center, and a Trustee of People’s Light, a not-for-profit professional theater.
Attributes and Skills: Mr. Sutherland has leadership experience at an international managed services company, including experience with financial reporting, internal auditing, mergers and acquisitions, financing, risk management, corporate compliance, and corporate planning. Mr. Sutherland also has corporate banking experience. Mr. Sutherland’s experience from his leadership positions at Aramark Corporation and Chase Manhattan Bank supports the Board in its oversight of the Company’s financial reporting, auditing, and strategic planning activities

Catherine Zoi Director since: 2024 Age: 62 Gender: Female Race/Ethnicity: White Board Committees: ▪ Safety, Environment, Operations and Sustainability
Career Highlights: Ms. Zoi was a Director and the Chief Executive Officer of EVgo Inc., an electric vehicle fast charging station network, from 2017 until her retirement in November 2023. Prior to joining EVgo Inc., Ms. Zoi has held numerous, senior executive and board positions in the energy industry, government, academia and non-profit sectors, including serving in the Obama Administration as the Assistant Secretary and Acting Under Secretary at the Department of Energy.
Other Directorships: Ms. Zoi is a director of Soli Organic, Inc., an agricultural technology company and was formerly the founder and a director of Odyssey Energy Solutions, Inc., a software company for the distributed energy sector.
Attributes and Skills: Ms. Zoi has considerable management and leadership experience as a former Chief Executive Officer in an industry that is complimentary to that of the Company. Her experience from her leadership in both government and private enterprise supports the Board in its oversight of the Company’s sustainability, operations and strategic planning activities.

16 Consolidated Edison, Inc. Proxy Statement

The Board of Directors
THE BOARD OF DIRECTORS
Meetings and Board Members’ Attendance
During 2023, the Board consisted of the following members: Timothy P. Cawley, Ellen V. Futter, John F. Killian, Karol V. Mason, John McAvoy, Dwight A. McBride, William J. Mulrow, Armando J. Olivera, Michael W. Ranger, Linda S. Sanford, Deirdre Stanley, and L. Frederick Sutherland. Mr. McAvoy did not stand for re-election at the 2023 Annual Meeting and Ms. Zoi joined the Board in February 2024. The Board of Directors held 10 meetings in 2023. At its meetings, the Board considered a wide variety of matters such as the Company’s strategic planning, its financial condition and results of operations, its capital and operating budgets, personnel matters, human capital management, diversity, equity and inclusion, sustainability, succession planning, cybersecurity, risk management, industry issues, accounting practices and disclosure, and corporate governance practices.
In accordance with the Company’s Corporate Governance Guidelines, the Chair of the Corporate Governance and Nominating Committee, Mr. Ranger, serves as independent Lead Director and, as such, chairs the executive sessions of the independent Directors. The Board routinely holds executive sessions at which only the independent Directors meet. The Company’s independent Directors met six times in executive session during 2023.
During 2023, each member of the Board attended more than 75% of the combined meetings of the Board of Directors and the Board Committees on which he or she served during the period that he or she served. Directors are expected to attend the Annual Meeting. All of the Directors, who then served on the Board, attended the 2023 Annual Meeting of Stockholders, which was held virtually.
Corporate Governance
The Company’s corporate governance documents, including its Corporate Governance Guidelines, the charters of the Audit, Corporate Governance and Nominating, Management Development and Compensation, and the Safety, Environment, Operations and Sustainability Committees, and the Standards of Business Conduct, are available on the Company’s website at www.conedison.com/en/investors/shareholder-services. The Standards of Business Conduct apply to all Directors, officers, and employees. The Company intends to post on its website at www.conedison.com/en/investors/shareholder-services amendments to its Standards of Business Conduct and a description of any waiver from a provision of the Standards of Business Conduct granted by the Board to any Director or executive officer of the Company within four business days after such amendment or waiver. To date, there have been no such waivers.
Leadership Structure
The Board consists of a majority of independent Directors (92%). As discussed in the Corporate Governance Guidelines, the Board selects the Company’s Chief Executive Officer and Chairman of the Board in the manner that it determines to be in the best interest of the Company’s stockholders. The Company’s leadership structure combines the role of the Chief Executive Officer and Chairman. The Board believes that this leadership structure is appropriate for the Company due to a variety of factors, including Mr. Cawley’s long-standing knowledge of the Company and the utility industry and his extensive leadership, engineering, financial and operations experience.
The Board has an independent Lead Director. Pursuant to our Corporate Governance and Nominating Committee Charter, the Board appoints the members of that Committee annually, one of whom is designated as the Chair of the Committee and the Lead Director of the Board. The Corporate Governance Guidelines further provide that the Lead Director:
(i)	acts as a liaison between the independent Directors and the Company’s management;
(ii)	chairs the executive sessions of independent Directors and has the authority to call additional executive sessions as appropriate;
(iii)	chairs Board meetings in the Chairman’s absence;
(iv)	coordinates with the Chairman on agendas and schedules for Board meetings, information flow to the Board, and other matters pertinent to the Company and the Board;
Consolidated Edison, Inc. Proxy Statement 17

The Board of Directors
(v)	is available for consultation and communication with major stockholders as appropriate; and
(vi)	performs such other duties assigned to the Lead Director by the Board.
Mr. Ranger has served as Lead Director of our Board since January 2018 and has been a Director since 2008. He is an independent director under New York Stock Exchange standards. In addition to his Lead Director role, his governance responsibilities include chairing the Corporate Governance and Nominating Committee that manages governance risk and advises the Board on corporate governance matters, oversees the Committees and their annual charter reviews, and develops policies to operate the Board to maximize its effectiveness and he also oversees the Board’s succession planning and recruitment efforts.
Mr. Ranger is a senior executive of a private equity investment firm and previously served as President and Chief Executive Officer of a company in the energy sector. Previously, he had a long career in investment banking and specialized in the energy and power sector including as a member of the Utility Banking Group of a major bank. He has developed over his years of experience with the Company, a seasoned and long-term perspective and insight into our operations, as well as a thorough understanding of our businesses and an expertise in our industry. Given his extensive experience in the energy, utility and power sector as well as his corporate governance expertise, the independent members of the Board find that he is currently the most appropriate choice to serve as the Company’s independent Lead Director.
Pursuant to the Company’s Corporate Governance Guidelines, the Board has oversight responsibility for reviewing the Company’s strategic plans, objectives, and risks, including sustainability, cybersecurity, environmental, social, and governance matters. Each of the standing committees of the Board, other than the Executive Committee, is chaired by independent Directors.
Risk Oversight
The Board’s primary function is one of oversight. In connection with its oversight function, the Board oversees the Company’s policies and procedures for managing risk. The Board administers its risk oversight function primarily through its Committees that report to the Board. Board Committees have assumed oversight of various risks that have been identified through the Company’s Enterprise Risk Management (ERM) program. The Audit Committee reviews the Company’s risk assessment and risk management policies and reports to the Board on the Company’s risk management program. Management regularly provides reports to the Board and its Committees concerning risks identified through the Company’s ERM program. Those risks have been assessed by the Company as important to it and are reported to the Board on a regular cadence.
Cybersecurity Risk Oversight
The Company has identified cybersecurity as a key enterprise risk. As operators of critical energy infrastructure, the Company requires the continuous operation of information systems and network infrastructure. Cybersecurity threats are assessed, identified and managed as part of the Company’s corporate-wide Enterprise Risk Management (ERM) program. The ERM program establishes processes to identify emerging issues; monitor, assess and mitigate known risks; align risk exposure to organizational priorities; and inform business decisions and resource allocation. In accordance with the Company’s ERM program, management has established a multidisciplinary cybersecurity team including personnel from the technology, operations, legal, compliance, and risk management departments that identifies, assesses and remediates cybersecurity risks.
The Board of Directors and its Audit Committee oversee the management of risks from cybersecurity threats, including the policies, processes and practices that management implements to address risks from cybersecurity threats. Several Directors have experience with managing broad technical issues. There is a process in place for the Board and the Audit Committee to receive information and ongoing updates from the Senior Vice President and Chief Information Officer, regarding significant and potentially significant cybersecurity incidents and a range of cybersecurity metrics. The Board receives an annual presentation and report on cybersecurity risks from the Senior Vice President and Chief Information Officer that addresses various topics, such as recent developments, vulnerability assessments and third-party and independent reviews. The Audit Committee also meets annually with the Senior Vice President and Chief Information Officer in executive session, without management present.
18 Consolidated Edison, Inc. Proxy Statement

The Board of Directors
At each regular Board meeting (typically at least nine times per year), the Board reviews a cybersecurity dashboard prepared by the Senior Vice President and Chief Information Officer that includes updates on a range of cybersecurity metrics and topics. The Audit Committee oversees the ERM program and reviews more in-depth cybersecurity matters and risks on a semi-annual basis.
The Company trains employees regularly on potential cybersecurity threats; performs drills; monitors network and computing systems; collaborates with government and industry partners on threat mitigation; and also collaborates with local, state and federal agencies and utility industry colleagues to identify and employ tools that seek to protect the Company’s operational and information systems and the personal information of customers and employees from cybersecurity threats.
Corporate Sustainability
The Company is firmly committed to sustainability, which is broadly overseen by the Board. The Board reviews and discusses various sustainability topics throughout the year and routinely considers environmental issues (including climate change) and assesses how they impact the Company’s operations, strategies and risk profile. In 2023, the Board received reports or presentations on several sustainability and climate change-related topics, including the Climate Change Adaptation and Resiliency Plans of Con Edison of New York and Orange & Rockland, the Company’s clean energy goals and clean energy commitment, the Company’s climate resilience framework, the Company’s strategy for achieving a clean energy future, and the Company’s strategy for supporting and enhancing customer access to renewables. In addition, the Board has delegated to the appropriate committees, responsibility for the specific sustainability categories relating to the oversight of risks with which such committees are charged. The Safety, Environment, Operations and Sustainability Committee oversees the Company’s efforts relating to corporate responsibility and sustainability, which includes, but is not limited to, operating in a safe, environmentally sensitive and socially responsible manner, guarding the health and safety of the Company’s employees and the public, delivering value to customers and fostering growth to meet the expectations of investors. The Safety, Environment, Operations and Sustainability Committee reviews the Company’s Annual Sustainability Report prior to its publication. In discharging its responsibilities, the Safety, Environment, Operations and Sustainability Committee reviews, at each of its meetings, certain key performance indicators relating to climate risk, including energy efficiency, dielectric fluid management, SF6 (sulfur hexafluoride) greenhouse gas emissions, environmental beneficial electrification, and solar connections. In 2023, the Safety, Environment, Operations and Sustainability Committee also reviewed and discussed presentations on energy efficiency, ESG and climate change developments, and CO2 emissions indicators. The Corporate Governance and Nominating Committee is charged with oversight of governance matters and in 2023 reviewed and discussed general governance matters. The Management Development and Compensation Committee’s responsibilities include oversight of sustainability matters relating to human capital management. The Management Development and Compensation Committee annually reviews performance results as well as proposed performance indicators for the following year. Committees not specifically tasked with oversight of sustainability also periodically review matters related to sustainability, as appropriate. As part of its review of strategy and financial plans, the Finance Committee considers the financial sustainability of the Company.
Human Capital
Board Oversight of Human Capital Management
The MD&C Committee provides oversight of the Company’s policies and strategies relating to talent development and human capital management, including diversity, equity and inclusion. In 2021, the MD&C Committee reviewed, discussed, and implemented the diversity, equity and inclusion metric in the Company’s long term incentive plan. Then in 2023, the MD&C Committee reviewed and discussed including ESG metrics in incentive plans and implications for the Company, and human capital management disclosures. The MD&C Committee annually reviews performance results as well as proposed performance indicators for the following year.
Consolidated Edison, Inc. Proxy Statement 19

The Board of Directors
Workforce
As of December 31, 2023, the Company and its subsidiaries had 14,592 employees, based entirely in the United States, including 13,416 at Con Edison of New York, 1,167 at Orange & Rockland, and 9 at Con Edison Transmission. Of the total Con Edison of New York and Orange & Rockland employees, 7,661 and 603 employees, respectively, were represented by a collective bargaining unit. In 2023, the population of union employees increased by approximately 4% for Con Edison of New York and approximately 3% for Orange & Rockland. Women represented 23.2% of the total workforce, and people of color represented 53.6% of the workforce, with the ethnicity breaking down as follows: 46.4% White, 23.3% Black/African American, 19.3% Hispanic/Latino, 9.8% Asian, and 1.2% other. The gender, racial, and ethnic composition of the workforce as compared to upper management and officers at the end of 2023 is set forth in the bar charts that follow. At 6.7%, the Company has returned to its historically low turnover rate, down 18% from last year’s rate, and 31% of the turnover was attributable to retirements.

Career Development and Succession Planning
The Company makes significant investments in developing internal talent to ensure it is ready to meet critical future talent needs. Creating an internal talent pool requires that we provide a variety of tools and resources that help our employees sharpen their skills and capabilities to do their jobs and prepare them for future responsibilities. Formal training, leadership development, rotational job assignments, and mentoring and coaching programs are key components of developing our talent pool.
Our learning and development strategies encourage employees to augment existing knowledge and experiences through various courses and development programs. The Leadership Development Program offers college graduates guided learning, rotational job assignments and structured mentorship. Union employees benefit from core skills-based training in electric, gas, steam, and substation operations that ensure performance is maintained at the highest standards and enables progression up the career path. The Learning Exchange provides an innovative way to visit online and learn about other areas of the Company via structured activities that include job shadowing, project assignments, and tours. The Individual Development Plan process is used to identify and map out action steps to achieve one’s career goals. Our Tuition Aid program provides financial reimbursement to employees pursuing specific degrees and certificates.
The Company’s career development framework includes a comprehensive, formal process for identifying, assessing and developing a diverse slate of internal candidates to assume critical roles in the organization in the future. Our succession planning and career development processes focus on the early identification of talent, learning through experiences, leadership engagement, and executive development.
20 Consolidated Edison, Inc. Proxy Statement

The Board of Directors
The Company recognizes that different backgrounds, experiences and leadership styles offer many advantages to the business, and we are intentional about developing a pipeline of individuals for key positions, ensuring that we include talent from across the diversity spectrum.
Succession planning and development processes apply to all upper management positions, including to the Chief Executive Officer position, which is reviewed annually with the Board. The Board is committed to considering and promoting a diverse group of talented candidates and directs search firms retained in connection with Chief Executive Officer succession planning to ensure a diverse slate of candidates for the Board’s consideration.
Diversity, Equity and Inclusion
The Company is committed to fostering an environment that is inclusive and equitable, where employees feel welcome, valued and can reach their full potential. Its Diversity, Equity and Inclusion (“DE&I”) strategy, launched in 2015, set the groundwork for creating a culture that informs how employees engage with one another and lays the foundation for a respectful and inclusive environment. The strategy uses four priorities that demonstrate our commitment to treating all individuals with dignity and respect: (i) advancing diversity, equity and inclusion through learning; (ii) fostering a diverse, equitable, and inclusive environment; (iii) connecting diversity, equity and inclusion throughout the Company; (iv) communicating and engaging with employees. In 2023, the strength of the Con Edison culture helped the Company attract and hire almost 1,700 new employees – the most employees hired in 50 years.
The Corporate Diversity, Equity & Inclusion Action Plan supplements its DE&I strategy and continues to be a strong foundation for how we advance DE&I in the Company. Founded on the principles of data-driven change and culture transformation ideals, the Action Plan focuses on our actions and ensures we are accelerating progress. In 2023, the Diversity & Inclusion Task Force continued to review the Company’s systems, policies, and procedures to address potential barriers to diversity, equity and inclusion.
In 2023, the Company conducted its biennial Culture of Inclusion Survey to gain insights into areas where progress has been made and others with opportunities for improvement. Key takeaways were reviewed with employees and leaders across the organization and discussions were held about post-survey initiatives to address priority areas. The Company continues to leverage its D&I (Diversity and Inclusion) Councils, the DE&I Task Force and Employee Resource Groups (ERGs) to promote and sustain the Company’s culture and positive outcomes.
The Company’s EEO-1 Report that sets out its workforce demographic data including the gender, racial and ethnic composition of the total workforce as of the end of 2022 (the most recent report year available) can be found at this link: https://investor.conedison.com/environmental-social-and-governance-esg-resources. Information on the Company website is not incorporated herein.
Employee Resource Groups
The Company’s ERGs bring together employees with common interests and experiences. Our ERGs actively promote inclusion and employee engagement in the workplace through objectives that align with the Company’s values.
To date, over 4,990 employees have participated in at least one of the many new and longstanding Company ERGs, which are: APACE (Asian Professional Alliance of Con Edison), BUILD (Blacks United in Leadership & Development), CapeABLE (Advocating, Belonging, Leading, Engaging—employee resource group for employees with disabilities), CLARO (Cultivating Leadership and Actively Realizing Opportunities, inspiring Hispanic and other employees to reach their full potential), The Emerald Society—Irish Heritage, JADE (Jewish Americans for Development and Empowerment), LGBT+ Pride, Moms On It/Dads Matter, Veterans of Con Edison, and Women of Con Ed and MILE (Muslims for Inclusivity Learning and Empowerment), our newest ERG, which was added in 2023. The Company values the work performed by its ERGs and each ERG is supported with an executive sponsor and financial support to facilitate accomplishing their mission. During 2023, our ERGs continued to create inclusive spaces that kept employees connected and engaged, while also advancing the Company’s business goals. ERGs members also volunteered in the community and provided outreach and career development support.
Consolidated Edison, Inc. Proxy Statement 21

The Board of Directors
Employee Safety
The Company strives for excellence in maintaining a strong safety culture in which employees can work free of injury and accident. Our commitment leads us to implement best-in-class programs and practices that incorporate safely principles in everything we do. Every employee has a responsibility to uphold our safety culture. This means maintaining a practice of continuous learning so that employees possess the right knowledge, skills, and attitudes to successfully undertake safety responsibilities, including required training for both field and office employees. To that end, the Company’s Learning Center offers classes that cover technical courses, skills enhancement, safety, and leadership development. During 2023, employees spent over 680,000 hours in instructor-led, leadership and skill-based training.
Volunteer Program and Efforts
In 2023, the Company saw the strongest levels of participation since the pandemic. Significantly, 412 employees volunteered 3,612 hours at 153 events with our not-for-profit partners, representing a 30% increase in volunteer time from 2022. Currently, our volunteer program supports not-for-profit partner organizations that receive Con Edison grants, which is another way we strengthen our community and partner relations. Examples of successful volunteer engagements include:
▪
Greenbelt Conservancy on Staten Island — Employee volunteers participated in an afternoon-long stewardship event with the Greenbelt Conservancy on Staten Island. Volunteers worked on the N and E Trail in the LaTourette section of the Greenbelt. They cleared drainage structures, maintained water bars, turnpikes and puncheons on the trail, and removed wisteria growing in the area.

▪
NYC FIRST— Con Edison Van Nest Shop Employees participated in The New York City Regional Competition Volunteers and fulfilled over 200 requests for material, machining, fabrication, and welding over the three-day period at the Con Edison Mobile Machine Shop as Company volunteers engaged with the students and highlighted their work and careers at Con Edison.

Proxy Access
The Company has a proxy access framework that allows a stockholder or a group of up to 20 stockholders who have owned at least 3% of the outstanding shares of the Company for at least three years to submit nominees for up to 20% of the Board, or two nominees, whichever is greater, for inclusion in the Company’s Proxy Statement and form of proxy, subject to complying with the requirements identified in the Company’s By-laws.
Related Person Transactions Policy
The Company has adopted a written policy for approval of transactions between the Company and its Directors, Director nominees, executive officers, greater-than-five-percent (5%) beneficial owners of the Company’s Common Stock, and their respective immediate family members.
The policy provides that the Corporate Governance and Nominating Committee review and oversee certain transactions subject to the policy. In doing so, the Corporate Governance and Nominating Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction, whether the transaction would impair the independence of an otherwise independent director and the business reason for the company to enter into the transaction. Transactions are brought to the attention of the Corporate Governance and Nominating Committee by the Company. Annually and as needed, the Company distributes questionnaires to executive officers, directors and director nominees. The Company reviews the disclosures made by these individuals to identify all transactions requiring the approval. In addition, the Company distributes previously submitted disclosures to executive officers quarterly for review and requests that any and all updates be provided so that responses can be reviewed. All new transactions requiring approval following the quarterly review are identified and brought to the Corporate Governance and Nominating Committee’s attention. In addition, the Board has delegated authority to the Chair
22 Consolidated Edison, Inc. Proxy Statement

The Board of Directors
of the Corporate Governance and Nominating Committee to pre-approve or ratify any transaction with a related person in which the aggregate amount involved is expected to be less than $1.0 million per year. A summary of any new transactions pre-approved or ratified by the Chair is provided to the full Corporate Governance and Nominating Committee for its review in connection with a regularly scheduled committee meeting.
The Corporate Governance and Nominating Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:
(i)	transactions where the amount involved does not exceed $120,000 in the aggregate (other than transactions involving the issuance of Company shares);
(ii)
transactions with other companies at which a related person’s only relationship is as an employee (other than an executive officer), if the amount involved is less than $1.0 million, or two percent (2%) of such other company’s consolidated gross annual revenues, whichever is greater; and

(iii)
contributions to non-profit organizations at which a related person’s only relationship is as an employee (other than an executive officer) if the aggregate amount involved is less than both $1.0 million and two percent (2%) of the organization’s consolidated gross annual revenues.

David Sanchez, the brother of Robert Sanchez, (currently, the President, Corporate Shared Services, Con Edison of New York and formerly, the President and Chief Executive Officer of Orange & Rockland until April 1, 2024), has been employed by Con Edison of New York since 2004, serving as a Project Specialist. In 2023, he was paid approximately $182,521. This amount includes salary and short-term incentive payments. Jennifer Ketschke, the spouse of Matthew Ketschke, President of Con Edison of New York, had been employed by Con Edison of New York since 1995 and served as a Project Manager until her retirement in 2023. In 2023, she received aggregate compensation of approximately $910,367 consisting primarily of pension payment equivalents that would have otherwise been due to her upon retirement, salary for the period she was employed, as well as accrued vacation pay and the portion of her 2023 incentive-based compensation for her employment in 2023. The compensation arrangements and benefits paid to Mr. Sanchez and Ms. Ketschke were reviewed and approved by the Corporate Governance and Nominating Committee in accordance with the Company’s Related Person Transaction Policy. Each individual participated in other regular and customary employee benefit programs generally available to all Con Edison of New York employees. In addition, the amount of salary and incentive payments were determined in accordance with the Company’s standard compensation practices applicable to similarly situated employees.
Board Members’ Independence
The Company’s Corporate Governance Guidelines provide that the Board of Directors consist of a majority of Directors who meet the New York Stock Exchange definition of independence, as determined by the Board in accordance with the standards described in the Guidelines below. The Board of Directors has affirmatively determined that the following Directors are “independent” as defined in the New York Stock Exchange’s listing standards: Ellen V. Futter, John F. Killian, Karol V. Mason, Dwight A. McBride, William J. Mulrow, Armando J. Olivera, Michael W. Ranger, Linda S. Sanford, Deirdre Stanley, L. Frederick Sutherland, and Catherine Zoi.
The Board monitors the independence of its members on an ongoing basis and, to assist it in making determinations of Director independence, the Board has adopted independence standards. These standards are set forth in the Company’s Corporate Governance Guidelines, available on the Company’s website at www.conedison.com/en/investors/shareholder-services. Under these standards, the Board has determined that each of the following relationships is categorically immaterial and therefore, by itself, does not preclude a Director from being independent:
(i)
(a) the Director has an immediate family member who is a current employee of the Company’s internal or external auditor, but the immediate family member does not personally work on the Company’s audit; or (b) the Director or an immediate family member was, within the last three years, a partner or employee of such a firm but no longer works at the firm and did not personally work on the Company’s audit within that time;

Consolidated Edison, Inc. Proxy Statement 23

The Board of Directors
(ii)
the Director or an immediate family member is, or has been within the last three years, employed at another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee, but the Director or the Director’s immediate family member is not an executive officer of the other company and his or her compensation is not determined or reviewed by that company’s compensation committee;

(iii)
the Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in any of the last three fiscal years, but the total payments in each year were less than $1.0 million, or two percent (2%) of such other company’s consolidated gross revenues, whichever is greater;

(iv)
the Director is a partner or the owner of five percent (5%) or more of the voting stock of another company that has made payments to, or received payments from, the Company for property or services in any of the last three fiscal years, but the total payments in each year were less than $1.0 million, or two percent (2%) of such other company’s consolidated gross revenues, whichever is greater;

(v)
the Director is a partner, the owner of five percent (5%) or more of the voting stock or an executive officer of another company which is indebted to the Company, or to which the Company is indebted, but the total amount of the indebtedness in each of the last three fiscal years was less than $1.0 million, or two percent (2%) of such other company’s consolidated gross revenues, whichever is greater; and

(vi)
the Director or an immediate family member is a director or an executive officer of a non-profit organization to which the Company has made contributions in any of the last three fiscal years, but the Company’s total contributions to the organization in each year were less than $1.0 million, or two percent (2%) of such organization’s consolidated gross revenues, whichever is greater.

24 Consolidated Edison, Inc. Proxy Statement

The Board of Directors
Standing Committees of the Board
Audit Committee Members John F. Killian (Chair) Armando J. Olivera Michael W. Ranger Linda S. Sanford L. Frederick Sutherland Independent Directors: 5 Meetings Held in 2023: 8
Role & Responsibilities
The primary responsibility of the Audit Committee is to assist the Board in fulfilling its oversight responsibility for:
▪  The integrity of the Company’s financial statements;
▪  Risk management and cyber security;
▪  The Company’s compliance with legal, regulatory, and ethical requirements;
▪  The qualifications, independence, and performance of the Company’s independent auditors; and
▪  The performance of the Company’s internal audit function.

The Audit Committee’s responsibilities also include:
▪  The appointment (subject to stockholder approval), compensation, retention, oversight, and termination of the work of the Company’s independent auditors;
▪  Pre-approving all auditing services and non-audit services permitted by law to be provided to the Company by its independent auditors;
▪  Evaluating, at least once every five years, whether it is appropriate to rotate the
Company’s independent auditors;
▪  From time-to-time, meet separately with the Company’s management, including the General Counsel, Con Edison of New York’s General Auditor, the Senior Vice President and Chief Information Officer, and the Company’s independent auditors, to discuss internal controls, cybersecurity and accounting matters, the Company’s financial statements, filings with the SEC, earnings press releases and the scope and results of the auditing programs of the Company’s independent auditors and of Con
Edison of New York’s internal auditing department;
▪  Overseeing the Company’s risk assessment, risk management processes and the management of such risks that have been identified through the Company’s enterprise risk management program, relating to the purpose, duties, and responsibilities of the
Audit Committee; and
▪  Reviewing, at least semi-annually, reports, presentations or other materials with respect to cybersecurity matters, including cybersecurity, risks, controls and procedure and cybersecurity risk management and strategy.

Financial Expertise
The Board of Directors of the Company has determined that each member (two of whom are former chief financial officers of publicly-traded companies) of the Audit Committee is financially literate, and that each of John F. Killian, Armando J. Olivera, Michael W. Ranger, and L. Frederick Sutherland are an “audit committee financial expert” as the term is defined in Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934.

Independence
The Board has affirmatively determined that each member of the Audit Committee meets the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. In addition, each member of the Audit Committee is “independent” as defined in Rule 10A-3 of the Securities Exchange Act of 1934.

Appointment of Independent Accountants
The Audit Committee is directly responsible for the appointment of the Company’s independent accountants, subject to stockholder ratification at the Annual Meeting. The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent accountants for the fiscal year 2024. If the appointment of PwC is not ratified, the Audit Committee will take this into consideration in the future selection of independent accountants.

Consolidated Edison, Inc. Proxy Statement 25

The Board of Directors
Corporate Governance
and Nominating
Committee
Members
Michael W. Ranger
(Chair & Lead Director)
John F. Killian
Karol V. Mason
Linda S. Sanford
Deirdre Stanley
Independent Directors: 5
Meetings Held in 2023: 7

Role & Responsibilities
The responsibilities of the Corporate Governance and Nominating Committee include:
▪  Annually reviewing the Company’s Corporate Governance Guidelines adopted by the Board that address the size, composition and responsibilities of the Board and making recommendations, if appropriate, for revisions or additions thereto;
▪  Annually reviewing the Board Committee charters and proposed changes thereto;
▪  Establishing and recommending to the Board criteria for selecting new Directors, which will, among other things, reflect factors relating to the diversity of the Board (including, but not limited to, diversity of gender, ethnicity, race, nationality, and sexual orientation);
▪  Reviewing the qualifications of possible Director candidates against the criteria developed, including candidates duly suggested by stockholders;
▪  Recommending to the Board candidates to fill vacancies on the Board;
▪  Recommending to the Board candidates for election or re-election to the Board;
▪  Recommending to the Board whether to accept any Director resignations;
▪  Recommending to the Board candidates and chairs for appointment to the Board’s committees;
▪  Recommending to the Board standards to assist it in making determinations of independence in accordance with the New York Stock Exchange listing standards;
▪  Overseeing related person transactions and the related policies;
▪  Reviewing Board and Committee compensation every two years and recommending changes, if appropriate, to the Board;
▪  Overseeing the evaluation of the Board and management, including the establishment of criteria and processes for the annual performance self-evaluation of the Board and each committee of the Board;
▪  Overseeing the Company’s management of risks that have been identified through the Company’s enterprise risk management program, relating to the purpose, duties, and responsibilities of the Corporate Governance and Nominating Committee;
▪  Reviewing and making recommendations to the Board on any stockholder proposals and other practices relative to stockholder engagement;
▪  Reviewing significant corporate governance trends, best practices and issues which may impact the Company or its subsidiaries, ensuring the oversight of relevant corporate governance issues by the Board and its committees, and making appropriate recommendations to the Board regarding these matters, including the reporting thereof; and
▪  Overseeing the Company’s approach to political and lobbying activities and receiving periodic reports with respect to the Company’s political contributions, lobbying and trade association activities.

Independence
The Board has affirmatively determined that each member of the Corporate Governance and Nominating Committee meets the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. In addition, each member of the Corporate Governance and Nominating Committee meets the additional, heightened independence criteria required by law and the New York Stock Exchange’s listing standards.

26 Consolidated Edison, Inc. Proxy Statement

The Board of Directors
Executive Committee
Members
Timothy P. Cawley (Chair)
Ellen V. Futter
John F. Killian
John McAvoy
(until May 15, 2023)
Armando J. Olivera
Michael W. Ranger
Independent Directors: 4
Meetings Held in 2023: 0
Role & Responsibilities The Executive Committee may exercise, during intervals between Board meetings, all the powers vested in the Board, except for certain specified matters.

Independence
The Board has affirmatively determined that the following members of the Executive Committee meet the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines: Ellen V. Futter, John F. Killian, Armando J. Olivera, and Michael W. Ranger.

Finance Committee Members L. Frederick Sutherland (Chair) William J. Mulrow Armando J. Olivera Michael W. Ranger Linda S. Sanford Independent Directors: 5 Meetings Held in 2023: 6
Role & Responsibilities
The primary responsibility of the Finance Committee is to review and make recommendations to the Board with respect to the Company’s financial condition and plans.
The Finance Committee’s responsibilities also include:
▪  Reviewing the annual operating and capital budgets of the Company;
▪  Reviewing and approving certain expenditures;
▪  Reviewing the Company’s five-year forecast;
▪  Reviewing periodic financial reports to be submitted to the Board;
▪  Reviewing dividend policy and actions;
▪  Annually reviewing the Company’s arrangements for credit;
▪  Annually reviewing the Company’s and its subsidiaries’ plans for issuances of securities and other proposed financings;
▪  Consistent with Board authorization of such transaction, approving the specific terms of each Company security issue, financing, redemption or repurchase of securities;
▪  Reviewing the Company’s and its subsidiaries’ investment policies for cash investments;
▪  Overseeing the Company’s strategic business plan;
▪  Reviewing certain procurement contracts and purchases and sales of assets;
▪  Reviewing certain real estate transactions and litigation settlements; and
▪  Overseeing the Company’s management of risks that have been identified through the Company’s enterprise risk management program, relating to the purpose, duties, and responsibilities of the Finance Committee.

Independence
The Board has affirmatively determined that each member of the Finance Committee meets the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

Consolidated Edison, Inc. Proxy Statement 27

The Board of Directors
Safety, Environment,
Operations and
Sustainability Committee
Members
Armando J. Olivera
(Chair)
Ellen V. Futter
Karol V. Mason
John McAvoy (until May 15,
2023)
Dwight A. McBride
William J. Mulrow
Catherine Zoi (as of
February 1, 2024)
Independent Directors: 5
Meetings Held In 2023: 4

Role & Responsibilities
The primary responsibility of the Safety, Environment, Operations and Sustainability Committee is to oversee the Company’s efforts relating to corporate responsibility and sustainability, which includes operating in a safe, environmentally sensitive and socially responsible manner, guarding the health and safety of Company employees and the public, supporting the development and success of Company employees, delivering value to customers and fostering growth to meet the expectations of investors.
The Safety, Environment, Operations and Sustainability Committee’s responsibilities also include:
▪  Reviewing significant issues identified by the Company’s management relating to: (i) the Company’s subsidiaries’ environment, health and safety programs, (ii) the Company’s subsidiaries’ compliance with environment, health and safety laws and regulations, (iii) the Company’s corporate environment, health and safety policies and procedures, and (iv) the Company’s subsidiaries’ operating systems;
▪  Providing advice and counsel to the Company’s management on: (i) corporate environment, health and safety policies and matters, and (ii) other sustainability matters;
▪  Providing oversight to the Company’s management on the design, operation, maintenance and performance of the Company’s operating systems and reviewing significant issues identified by the Company relating to the reliable operation of the
Company’s operating systems;
▪  Reviewing significant developments and emerging issues and risks identified by the
Company relating to the Company’s sustainability priorities;
▪  Annually reviewing the Company’s Annual Sustainability Report;
▪  Reviewing significant climate change and sustainability trends and issues that may affect the operations of the Company or its subsidiaries, and advising the Board regarding plans and programs with respect thereto, including [targets standards and other metrics used to measure and track performance and progress and] reporting of these matters; and
▪  Overseeing the Company’s management of risks that have been identified through the Company’s enterprise risk management program, relating to the purpose, duties and responsibilities of the Safety, Environment, Operations and Sustainability Committee.

Independence
The Board has affirmatively determined that the following members of the Safety, Environment, Operations and Sustainability Committee meet the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines: Armando J. Olivera, Ellen V. Futter, Karol V. Mason, Dwight A. McBride, William J. Mulrow and Catherine Zoi.

28 Consolidated Edison, Inc. Proxy Statement

The Board of Directors
Management
Development and
Compensation
Committee
Members
Deirdre Stanley (Chair)
John F. Killian
Dwight A. McBride
William J. Mulrow
Michael W. Ranger
L. Frederick Sutherland
Independent Directors: 6
Meetings Held in 2023: 7
(with Mercer attending 5
meetings)

Role & Responsibilities
The responsibilities of the Management Development and Compensation Committee (the “Compensation Committee”) include:
▪  Reviewing and approving, at least annually, the Company’s goals and objectives relevant to the compensation of the Company’s Named Executive Officers, including the Chief Executive Officer;
▪  Leading the performance evaluation and setting the compensation level of the Company’s Chief Executive Officer and other executives based on the evaluation of their performance;
▪  Reviewing and making recommendations to the Board relating to officer and senior management appointments;
▪  Reviewing and making recommendations to the Board regarding the Company’s annual incentive plan and equity plans;
▪  Reviewing the recommendations of management with respect to new plans, plan amendments and plan terminations;
▪  Reviewing the Company’s Compensation Discussion and Analysis (“CD&A”), related disclosures that are required by SEC rules to be included in the Company’s annual report and proxy statement and other disclosures that may be necessary or desirable;
▪  Recommending whether the Company’s CD&A should be included in the Company’s annual report and proxy statement;
▪  Providing the compensation committee report required by SEC rules to be included in the Company’s annual report and proxy statement;
▪  Assessing the independence of compensation consultants;
▪  Overseeing the Company’s management of risks that have been identified through the Company’s enterprise risk management program, relating to the purpose, duties and responsibilities of the Management Development and Compensation Committee;
▪  Reviewing and making recommendations as necessary to provide for orderly succession and transition in the senior management of the Company, including leadership training;
▪  Receiving reports and reviewing the Company’s human capital management systems and policies;
▪  Making recommendations to help maintain equal employment opportunity, a diverse and inclusive workforce, adequate executive management and compensation, and orderly management succession;
▪  Overseeing the Company’s policies and strategies relating to talent development and human capital management, including diversity and inclusion;
▪  Reviewing reports of management and plan officials as to the plan’s compliance with ERISA;
▪  Reviewing and approving and making recommendations to the Board about the adoption or revision of any clawback or recoupment policy allowing the Company to recover compensation paid to executive officers; and
▪  Reviewing the audited financial statements of the plans and reports of management and plan officials with respect to the administration and performance of the pension and other benefit funds.

Independence
The Board has affirmatively determined that each member of the Management Development and Compensation Committee meets the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. In addition, each of the members of the Compensation Committee is “independent,” as defined in the New York Stock Exchange’s listing standards under Rule 10C-1 of the Securities Exchange Act of 1934 and meets the “outside director” criteria of Section 162(m) of the Internal Revenue Code and the “Non-Employee” Director criteria of Rule 16b-3 under the Securities Exchange Act of 1934.

Consolidated Edison, Inc. Proxy Statement 29

The Board of Directors
Selection of Director Candidates
The Corporate Governance and Nominating Committee reviews the skills and characteristics of Director candidates, including their independence, integrity, judgment, areas of business expertise, availability for service, and diversity (including, but not limited to, diversity of gender, race, ethnicity, nationality, and sexual orientation and such other factors as it deems appropriate). The Company values diversity and respect within the Board, and affirms its policy of non-discrimination based on race, color, religion, creed, national origin, sex, age, marital status, sexual orientation, pregnancy, genetic information, gender identity, disability, citizenship, veteran status, or other legally protected characteristics. Director candidates are also evaluated in light of their service on other boards, as well as considerations relating to the size, structure, and needs of the Board.
The Corporate Governance and Nominating Committee has the authority under its charter to hire advisors to assist it in its decisions. The Corporate Governance and Nominating Committee identifies Director candidates through a variety of means, including: (i) professional search firms, (ii) recommendations from members of the Board, (iii) suggestions from senior management, and (iv) submissions by the Company’s stockholders.
When using a professional search firm, the Corporate Governance and Nominating Committee directs the firm to include in each Director search qualified candidates who reflect diverse backgrounds, including, but not limited to, diversity of gender, race, ethnicity, nationality, and sexual orientation. The firm assists in developing criteria for potential Board members to complement the Board’s existing strengths. Based on such criteria, the firm is directed to provide for review and consideration a diverse slate of candidates, including, but not limited to, diverse candidates with respect to gender, race, ethnicity, nationality, and sexual orientation. After consulting with the Corporate Governance and Nominating Committee, the firm further screens and interviews candidates as directed to determine their qualifications, interest and any potential conflicts of interest and provides its results to the Committee.
The Corporate Governance and Nominating Committee also considers candidates recommended by stockholders. There are no differences in the manner in which the Corporate Governance and Nominating Committee evaluates candidates recommended by stockholders versus those recommended through other means. The Corporate Governance and Nominating Committee makes an initial determination as to whether a particular candidate meets the Company’s criteria for Board membership, and then further considers candidates that meet such criteria.
Stockholder recommendations for candidates, accompanied by biographical material for evaluation, may be sent to the Vice President and Corporate Secretary of the Company. Each recommendation should include information as to the qualifications of the candidate and should be accompanied by a written statement (presented to the Vice President and Corporate Secretary of the Company) from the suggested candidate to the effect that the candidate is willing to serve.
Compensation Consultant
Director Compensation Consultant
The Corporate Governance and Nominating Committee has retained Mercer, a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., to periodically provide information, analyses, and objective advice regarding Director compensation. The Corporate Governance and Nominating Committee directs Mercer to: (i) assist it by providing competitive market information on the design of the Director compensation program; (ii) advise it on the design of the Director compensation program and also provide advice on the administration of the program; and (iii) brief it on Director compensation trends among the Company’s compensation peer group and broader industry. Mercer reviewed Director compensation in February 2024. The Board members, including the Chief Executive Officer, consider the recommendations of the Corporate Governance and Nominating Committee. The decisions may reflect factors and considerations in addition to the information and advice provided by Mercer.
Executive Compensation Consultant
The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts, and others to assist it. The Compensation Committee engages Mercer to provide information, analyses, and objective advice regarding our executive compensation program. The Compensation Committee directs Mercer to: (i) assist with the
30 Consolidated Edison, Inc. Proxy Statement

The Board of Directors
development and assessment of the Company’s compensation peer group for the purposes of providing competitive market information for the design of the executive compensation program; (ii) compare the Company’s Chief Executive Officer’s base salary, annual incentive, and long-term incentive compensation to that of the chief executive officers of the compensation peer group and broader industry; (iii) advise on the level of officers’ base salaries, annual incentives, and long-term incentives; (iv) advise on the design of the Company’s annual and long-term incentive plans and on the administration of the plans; (v) advise on executive compensation trends among the Company’s compensation peer group and broader industry; and (vi) assist with the preparation of the Compensation Discussion and Analysis for this Proxy Statement.
Compensation Consultant Disclosure
Mercer’s fees for executive and Director compensation consulting to Board Committees in 2023 were approximately $618,920.
On an annual basis, the Compensation Committee considers the independence of Mercer in accordance with the related SEC rules and the listing standards of the New York Stock Exchange. In 2023, the Compensation Committee concluded that the services provided by the affiliates of Mercer’s parent company, Marsh & McLennan, did not raise any conflicts of interest and did not impair Mercer’s ability to provide independent advice to the Compensation Committee concerning executive or Director compensation matters.
Compensation Consultant Interlocks and Insider Participation
Deirdre Stanley (Chair), John F. Killian, Dwight A. McBride, William J. Mulrow, Michael W. Ranger, and L. Frederick Sutherland were the members of the Company’s Compensation Committee during 2023. The Company believes that there are no interlocks with the members of the Compensation Committee and the Company’s executives.
Communications with the Board of Directors
Interested parties may communicate directly with individual members of the Company’s Board, including the independent Directors as a group, by writing to them, care of the Company’s Vice President and Corporate Secretary, at the Company’s principal executive office at 4 Irving Place, New York, New York 10003. The Vice President and Corporate Secretary will forward communications received to the Director or the Directors as indicated.
Consolidated Edison, Inc. Proxy Statement 31

Stockholder Engagement
STOCKHOLDER ENGAGEMENT
Overview
Recognizing that regular communication with our stockholders enables the Company to better understand their viewpoints and to obtain feedback regarding issues that are of interest to them, the Company continued to engage in a hybrid format with stockholders. The Company values stockholder input and is committed to taking such input into consideration in making executive compensation and governance decisions.
The chart that follows represents certain actions that the Company takes before, during and after the annual meeting.

1

Annual Meeting

- Stockholders may engage with Board members and senior management
- Stockholders may ask questions and voice opinions about the Company, its practices, policies, and operations
- Voting results for management and stockholder proposals are determined

2

Post-Annual Meeting

- Review voting results in light of existing practices, as well as feedback received from stockholders during proxy engagement season and annual meeting
- Review corporate governance trends, regulatory developments, and the Company's corporate governance documents, policies, and procedures
- Determine topics for discussion during off-season stockholder engagement

3

Off-season Engagement and Evaluation of Best Practices

- Engage with stockholders to better understand their viewpoints and inform Board and committee discussions
- Explore corporate ESG best practices
- Report results of stockholder engagement team activities to Corporate Governance and Nominating Committee and the Board
- Evaluate and discuss potential changes to Company executive compensation and governance practices and disclosures

4

Engagement Prior to Annual Meeting

- Seek feedback on potential matters for stockholder consideration at the annual meeting
- Discuss stockholder proposals with proponents, when appropriate
- Publish annual report and proxy statement

Stockholder Engagement Highlights
During 2023, the Company held its fourth annual ESG webinar, participated in more than 600 meetings, including investor conferences and virtual and in-person roadshows targeting the U.S., Europe, Japan, and Australia, engaging with a broad range of stockholders, including index funds, union and public pension funds, actively-managed funds, ESG-focused funds, and stockholder advisory firms.
During 2023, the Company engaged with stockholders holding in aggregate 30% of shares outstanding.
32 Consolidated Edison, Inc. Proxy Statement

Stockholder Engagement
Key topics of stockholder engagement included Con Edison of New York’s and Orange and Rockland’s regulatory proceedings, the sale of the Clean Energy Businesses and use of proceeds, our utilities’ Climate Change Adaptation and Resiliency Plans, the Company’s corporate strategy, the Company’s pursuit of net-zero-carbon-emission goals, capital expenditure outlook, diversity, equity and inclusion, disclosure practices (including ESG standardized reporting), corporate governance, political spending and lobbying practices, and operations and financial matters. In response to stockholder feedback received during 2023, the Company: (i) continued to enhance disclosures concerning political lobbying activities, resulting in a sustained CPA-Zicklin Index for Corporate Political Disclosure and Accountability score of 100 – one of only seven companies in the S&P 500 index to score 100%; (ii) tracked clean-energy regulatory proceedings that are being increasingly conducted outside of rate filings; (iii) focused on DE&I and, as a result, ranked 6th in the Utility sector and 64th overall in As You Sow’s 2023 Racial Justice Public 3000 Scorecard; and (iv) further refined the disclosures in the Proxy Statement, to, among other things, provide clearer and more accessible information on cybersecurity risk oversight.
Members of Core Stockholder Engagement Team	Others Included in Stockholder Engagement Efforts
▪ Chief Financial Officer ▪ Treasurer ▪ Investor Relations
▪ Chief Executive Officer and subsidiary Presidents
▪ Other senior officers and business unit heads
▪ Office of Corporate Secretary
▪ Environment, Health & Safety Executives
▪ Corporate Affairs Executives
▪ Strategic Planning Executives

Throughout the year, the Company communicates the stockholder feedback it receives to the Board and its committees, and the Board considers this feedback in making its decisions.
Consolidated Edison, Inc. Proxy Statement 33

Director Compensation
DIRECTOR COMPENSATION
Overview
The Corporate Governance and Nominating Committee reviews Director compensation every two years. The Corporate Governance and Nominating Committee considers information, analyses, and objective advice regarding director compensation provided by Mercer. Director compensation is assessed relative to the Company’s compensation peer group (the same group used to evaluate executive compensation), general industry trends, and the total cost of governance. The Board reviews the recommendations of the Corporate Governance and Nominating Committee when determining whether changes, if any, will be made.
No changes were made to Director compensation in 2023. In February 2024, at the request of the Corporate Governance and Nominating Committee, Mercer conducted an in-depth analysis of each element of compensation and the compensation program structure relative to the compensation peer group. Mercer’s review found that the value of the annual equity award granted to non-employee Directors and certain other elements of compensation were below the market median. Based on Mercer’s findings, the Corporate Governance and Nominating Committee recommended, and the Board approved, effective April 1, 2024: (i) an increase from $160,000 to $170,000 in the value of the annual stock units granted to non-management Board members pursuant to the terms of the LTIP; (ii) an increase from $115,000 to $125,000 to the non-management Board member cash retainer; and (iii) an increase from $15,000 to $20,000 to the committee chair retainers for the each of the chairs of the Corporate Governance & Nominating Committee, the Finance Committee and the Safety, Environment, Operations & Sustainability Committee.
Following the changes in compensation approved by the Corporate Governance and Nominating Committee, compensation for individual Directors approximates the median of compensation for Directors in similar positions at the compensation peer group.
Elements of Compensation
In 2023, non-employee Directors were eligible to receive the following:
Amount
($)
Annual Retainer	115,000
Lead Director Retainer	35,000
Chair of Audit Committee Retainer	30,000
Member of Audit Committee Retainer (excluding the Audit Committee Chair)	15,000
Chair of Corporate Governance and Nominating Committee Retainer	15,000
Chair of Finance Committee Retainer	15,000
Chair of Management Development and Compensation Committee Retainer	20,000
Chair of the Safety, Environment, Operations and Sustainability Committee Retainer	15,000
Acting Committee Chair Per Meeting Fee (where the regular Chair is absent)	200
Annual Equity Award (Deferred Stock Units)	160,000
The Company reimburses non-employee Directors for reasonable expenses incurred in attending in-person Board and Committee meetings.
No person who served on both the Company Board and on the Board of its subsidiary, Con Edison of New York, and corresponding Committees, was paid additional compensation for concurrent service. Directors who are employees of the Company or its subsidiaries do not receive retainers or annual equity awards for their service on the Board.
34 Consolidated Edison, Inc. Proxy Statement

Director Compensation
Stock Ownership Guidelines
The Company has stock ownership guidelines for its non-employee Directors. The Guidelines provide that, within five years of joining the Board, each Director should own, and continue to hold during his or her tenure on the Board, shares (including stock equivalents and restricted stock units) with an aggregate value (measured at the time the shares are acquired) equal to five times the annual retainer (not including committee and/or committee chair fees) paid to such Director during the previous fiscal year. As of December 31, 2023, all Directors have either exceeded their stockownership guideline requirement or are in the five-year grace period and making satisfactory progress towards meeting the requirement.
Long Term Incentive Plan
Non-employee Directors participate in the Company’s long term incentive plan. Pursuant to the terms of the long-term incentive plan, each non-employee Director then serving was allocated an annual equity award of $160,000 of deferred stock units on the first business day following the 2023 Annual Meeting. If a non-employee Director is first appointed to the Board after an annual meeting, his or her first annual equity award is prorated, as was the case with Ms. Zoi’s award in connection with her appointment on February 1, 2024.
The stock units are vested upon grant, but the settlement of the annual equity awards of stock units are automatically deferred until the Director’s termination of service from the Board of Directors or for such other period not fewer than five years from the date of grant. Each non-employee Director may elect to further defer any other prior annual equity award of stock units, including any related dividend equivalents earned on such prior annual equity awards of stock units.
Each non-employee Director may also elect to defer all or a portion of his or her 2023 retainer(s) into additional deferred stock units, which are deferred until the Director’s termination of service.
Dividend equivalents are payable on 2023 deferred stock units in the amount and at the time that dividends are paid on Company Common Stock and are either (i) credited in the form of additional deferred stock units which are fully vested as of the date the dividends would have otherwise been paid to the Director or (ii) at the Director’s option, paid in cash.
All payments on account of deferred stock units will be made in shares of Company Common Stock. The long term incentive plan provides that the cash compensation that is deferred by Directors, at their election, into stock units and the related dividend equivalents that are credited in the form of additional deferred stock units, are fully vested, and payable in a single one-time payment of whole shares (rounded to the nearest whole share) within 60 days following separation from Board service, unless the Director has elected to re-defer distribution to another date.
Stock Purchase Plan
Directors are eligible to participate in the Company’s stock purchase plan, which is described in Note O to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Consolidated Edison, Inc. Proxy Statement 35

Director Compensation
Director Compensation Table
The following table sets forth the compensation for the members of the Company’s Board of Directors for the fiscal year ended December 31, 2023.
	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Name	($)	($)	($)	($)
Timothy P. Cawley(3)	—	—	—	—
Ellen V. Futter	115,000	160,000	—	275,000
John F. Killian	145,000	160,000	—	305,000
Karol Mason	115,000	160,000	1,000	276,000
John McAvoy(4)	42,967	—	—	42,967
Dwight A. McBride	115,000	160,000	—	275,000
William J. Mulrow	115,000	160,000	6,471	281,471
Armando J. Olivera	145,000	160,000	5,000	310,000
Michael W. Ranger	180,000	160,000	36,244	376,244
Linda S. Sanford	130,000	160,000	—	290,000
Deirdre Stanley	135,000	160,000	10,044	305,044
L. Frederick Sutherland	145,000	160,000	25,459	330,459
Catherine Zoi(5)	—	—	—	—
Footnotes:
(1)
On May 16, 2023, each non-employee Director elected at the 2023 Annual Meeting received a grant of 1,625 stock units valued at $98.48 per share, the equivalent of $160,000. The stock units were fully vested at the time of grant. The value of the stock units was computed in accordance with FASB ASC Topic 718. The aggregate number of stock units outstanding for each non-employee Director as of December 31, 2023 was as follows: Ms. Futter—41,847; Mr. Killian—38,087; Ms. Mason—6,328; Dr. McBride—5,906; Mr. Mulrow—11,394; Mr. Olivera—23,603; Mr. Ranger—85,277; Ms. Sanford—20,560; Ms. Stanley—23,570; and Mr. Sutherland—78,777.

(2)
The “All Other Compensation” column includes matching contributions paid in 2023, or accrued in 2023 and paid in 2024, by the Company, to qualified institutions under its matching gift program. All Directors and employees are eligible to participate in this program. Under the Company’s matching gift program, the Company matches up to a total of $5,000 per eligible participant on a one-for-one basis to qualified institutions per calendar year. It also includes, for Messrs. Mulrow, Ranger, Sutherland and Ms. Stanley, $1,471, $36,244, $25,459 and $10,044, respectively, that represent dividend equivalents accrued on deferred stock units received, at the Director’s election, in lieu of a cash retainer.

(3)	Mr. Cawley did not receive any compensation for his services as a Director because he is an employee of the Company.
(4)	Represents fees paid or accrued for the services performed as a director by Mr. McAvoy for the period from January 1 until May 14, 2023.
(5)	Ms. Zoi joined the Board on February 1, 2024 and did not perform any services nor receive any compensation during 2023.
36 Consolidated Edison, Inc. Proxy Statement

Stock Ownership
STOCK OWNERSHIP
Stock Ownership of Directors and Executive Officers
The following table provides, as of February 29, 2024 the amount of shares of Company Common Stock beneficially owned by each Director, each Named Executive Officer, and by all Directors and executive officers of the Company as a group, and information about the amount of their equity-based holdings in the Company’s stock plans.
	Shares Beneficially Owned(1)	Other Equity-Based Holdings(2)	Total(3)
Name	(#)	(#)	(#)
Timothy P. Cawley	6,335	79,870	86,205
Ellen V. Futter	38,193	6,000	44,193
John F. Killian	25,687	12,400	38,087
Karol V. Mason	—	6,328	6,328
Dwight A. McBride	5,906	—	5,906
William J. Mulrow	4,676	9,923	14,599
Armando J. Olivera	24,103	—	24,103
Michael W. Ranger	85,277	—	85,277
Linda S. Sanford	22,960	—	22,960
Deirdre Stanley	20,105	3,465	23,570
L. Frederick Sutherland	74,307	8,470	82,777
Catherine Zoi	431	—	431
Robert Hoglund	14,858	30,000	44,858
Matthew Ketschke	690	21,448	22,138
Deneen L. Donnley	1,796	17,324	19,120
Robert Sanchez	5,242	8,791	14,033
Mark Noyes(4)	—	28,794	28,794
Directors and Executive Officers as a group, including the above-named persons (23 persons)	333,724	244,015	577,739
Footnotes:
(1)
The number of shares shown includes shares of Company Common Stock that are individually or jointly owned, as well as shares over which the individual has sole or shared investment or sole or shared voting power. The number of shares shown also includes vested stock units, as to which the individual may obtain investment or voting power within 60 days following separation from service: Ms. Futter—35,847; Mr. Killian—5,547; Ms. Mason—0; Dr. McBride—5,906 Mr. Mulrow—1,471; Mr. Olivera—23,603; Mr. Ranger—85,277; Ms. Sanford—20,560; Ms. Stanley—20,105; Mr. Sutherland—70,307; Ms. Zoi—431 and directors and executive officers as a group—301,133.

(2)	Represents vested stock units, as to which the individual may not, within 60 days after February 29, 2024, obtain investment or voting power.
(3)	As of February 29, 2024, ownership was, in each case, less than 1% of the 345,567,126 shares outstanding.
(4)	Based on Mr. Noyes’ holdings as of his termination of employment (March 1, 2023) pursuant to the Company’s records.
Consolidated Edison, Inc. Proxy Statement 37

Stock Ownership
Stock Ownership of Certain Beneficial Owners
The following table provides information, as of December 31, 2023, with respect to persons who are known to the Company to beneficially own more than 5% of Company Common Stock.
	Shares of Common Stock Beneficially Owned	Percent of Class
Name and Address of Beneficial Owner	(#)	(%)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	35,653,664(1)	10.3
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	41,840,474(2)	12.1
State Street Corporation State Street Financial Center One Congress Street, Suite 1 Boston, MA 02114-2016	26,140,772(3)	7.6
Footnotes:
(1)
BlackRock, Inc. stated in its Schedule 13G/A, filed on January 24, 2024 with the SEC, that it has sole voting power for 32,445,532 shares, and sole dispositive power for all of these shares and shared voting and dispositive power for none of these shares.

(2)
The Vanguard Group stated in its Schedule 13G/A, filed on February 13, 2024 with the SEC, that it has sole voting power for none of these shares, shared voting power for 602,483 of these shares, sole dispositive power for 40,189,870 of these shares, and shared dispositive power for 1,650,604 of these shares.

(3)
State Street Corporation stated in its Schedule 13G/A, filed on January 29, 2024 with the SEC, that it has sole voting and dispositive power for none of these shares, shared voting power for 17,787,226 of these shares, and shared dispositive power for 26,051,513 of these shares.

38 Consolidated Edison, Inc. Proxy Statement

Ratification of the Appointment of Independent Accountants
INDEPENDENT ACCOUNTANTS’ RATIFICATION
Proposal No. 2 Ratification of the Appointment of Independent Accountants
At the Annual Meeting, as a matter of sound corporate governance, stockholders will be asked to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as independent accountants for the Company for 2024. If the appointment of PwC is not ratified, the Audit Committee will take this into consideration in the future appointment of independent accountants.
PwC has acted as independent accountants for the Company for many years. The Audit Committee considered PwC’s qualifications in determining whether to appoint PwC as independent accountants for 2024. The Audit Committee reviewed PwC’s performance, as well as PwC’s reputation for integrity and for competence in the fields of accounting and auditing. The Audit Committee also reviewed a report provided by PwC regarding its quality controls, inquiries or investigations by governmental or professional authorities and independence. Based on this review, the Audit Committee believes that the appointment of PwC as independent accountants for the Company for 2024 is in the best interests of the Company and its stockholders. Representatives of PwC will be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.
Fees Paid to PricewaterhouseCoopers LLP
Fees paid or payable to PwC for services related to 2023 and 2022 are as follows:
	2023	2022
	($)	($)
Audit Fees	6,767,956	5,901,760
Audit-Related Fees(1)	1,124,923	4,216,857
Tax Fees	—	200,000
TOTAL	7,892,879	10,318,617
Footnote:
(1)
Relates to assurance and related service fees that are reasonably related to the performance of the annual audit or quarterly reviews of the Company’s financial statements that are not specifically deemed “Audit Services.” The major items included in Audit-Related Fees in 2023 and 2022 are fees for reviews of system implementations and internal controls of the regulated entities. Also included for 2022 are fees for audits of various solar projects of the Clean Energy Businesses and fees for additional procedures performed on the standalone financial statements of the Clean Energy Businesses, in connection with preparing for the sale of that business.

The Audit Committee or, as delegated by the Audit Committee, the Chair of the Committee, approves in advance each auditing service and non-audit service permitted by applicable laws and regulations, including tax services, to be provided to the Company and its subsidiaries by its independent accountants.
The Board recommends FOR Proposal No. 2

Ratification of Proposal No. 2 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting or by proxy. Abstentions are voted neither “for” nor “against,” and have no effect on the vote.

Consolidated Edison, Inc. Proxy Statement 39

Audit Committee Matters
AUDIT COMMITTEE MATTERS
Audit Committee Report
The Company’s Audit Committee is comprised of five directors, all of whom meet the qualifications required by the New York Stock Exchange and SEC, and the Company’s Corporate Governance Guidelines. The Audit Committee operates under a written charter adopted by the Board of Directors that is available on the Company’s website.
The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year ended December 31, 2023. The Audit Committee has also discussed with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accountants, the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”).
The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with PwC its independence and qualifications. The Audit Committee also considered whether PwC’s provision of limited tax and non-audit services to the Company is compatible with PwC’s independence and concluded that it was.
Based on the Audit Committee’s review and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
Audit Committee:
John F. Killian (Chair)
Armando J. Olivera
Michael W. Ranger
Linda S. Sanford
L. Frederick Sutherland
40 Consolidated Edison, Inc. Proxy Statement

Advisory Vote to Approve Named Executive Officer Compensation
ADVISORY VOTE
Proposal No. 3 Advisory Vote to Approve Named Executive Officer Compensation
The Company values the opinions of its stockholders, and in accordance with Section 14A of the Securities Exchange Act of 1934, the stockholders have the opportunity to approve, on an advisory basis, the compensation of the Named Executive Officers (commonly referred to as a “say-on-pay” vote) as disclosed in the Compensation Discussion and Analysis (“CD&A”) section of this Proxy Statement, the related compensation disclosure tables, and the narrative discussion that accompanies the compensation disclosure tables on pages 43 through 86, Appendix A, Appendix B and Appendix C. The Company currently conducts such votes annually. The Board recommends that the stockholders vote to approve, on an advisory basis, the compensation of the Named Executive Officers. In 2023, the Company held a say-on-pay vote and 93.57% of the shares voted were voted “for” the proposal and the Company also held a say-on-pay frequency vote and 97.26% of the shares voted “one year”, on the frequency of future advisory votes. The next vote on the frequency of future advisory votes will be at the Company’s 2029 Annual Meeting of Stockholders
As discussed in the CD&A, the Company’s executive compensation program is designed to assist in attracting and retaining key executives critical to its long-term success, to motivate these executives to create value for its stockholders, and to provide safe, reliable, and efficient service for its customers. The Management Development and Compensation Committee, with the assistance of its independent compensation consultant, seeks to provide base salary and performance-based compensation, including target annual cash incentive compensation and target long-term equity-based incentive compensation, which are competitive with the median level of compensation provided by the Company’s compensation peer group to effectively link pay with performance.
The Compensation Committee believes that performance-based compensation should represent the most significant portion of each Named Executive Officer’s target total direct compensation and that most of the performance-based compensation should be in the form of long-term, rather than annual, incentives to emphasize the importance of sustained Company performance. Each year, the Compensation Committee evaluates the level of compensation, the mix of base salary, performance-based compensation and retirement, and welfare benefits provided to each Named Executive Officer.
The Compensation Committee chooses performance goals under the annual incentive plan and the long-term incentive plan to support the Company’s short- and long-term business plans and strategies. In setting targets for the short- and long-term performance goals, the Compensation Committee considers the Company’s annual and long-term business plans and certain other factors, including pay-for-performance alignment, economic and industry conditions, and the practices of the compensation peer group. The Compensation Committee sets challenging, but achievable, goals for the Company and its executives to drive the achievement of short- and long-term objectives.
Consolidated Edison, Inc. Proxy Statement 41

Proposal No. 3 Advisory Vote to Approve Named Executive Officer Compensation
For the reasons indicated and more fully discussed in the CD&A, the Board recommends that the stockholders vote in favor of the following advisory resolution:
“RESOLVED, That the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion that accompany the compensation disclosure tables is hereby approved.”
The Board recommends FOR Proposal No. 3

Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting or by proxy. Abstentions and broker non-votes are voted neither “for” nor “against,” and have no effect on the vote.

As an advisory vote, Proposal No. 3 is not binding on the Company, the Board, or the Compensation Committee. However, the Company, the Board, and the Compensation Committee will consider the voting results when making future compensation decisions for the Named Executive Officers.

42 Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis
COMPENSATION DISCUSSION AND ANALYSIS
Consolidated Edison, Inc. Proxy Statement 43

Compensation Discussion and Analysis
Introduction
This section of the Proxy Statement provides an overview of the Company’s 2023 executive compensation program (the “executive compensation program”) and an analysis of the decisions made with respect to the compensation of the Company’s Chief Executive Officer and Chief Financial Officer, as well as three other most highly compensated executive officers serving at the end of the year, or otherwise as noted, (collectively, these officers are referred to as Named Executive Officers.) The executive compensation program covers the Company’s Named Executive Officers. As of December 31, 2023, the Company’s Named Executive Officers were:
▪	Timothy P. Cawley, President and Chief Executive Officer of the Company and Chief Executive Officer of Con Edison of New York
▪	Robert Hoglund, Senior Vice President and Chief Financial Officer of the Company and Con Edison of New York
▪	Matthew Ketschke, President, Con Edison of New York
▪	Deneen L. Donnley, Senior Vice President and General Counsel of the Company and Con Edison of New York
▪	Robert Sanchez, President and Chief Executive Officer, Orange & Rockland (effective April 1, 2024, the President, Shared Services, Con Edison of New York)
▪	Mark Noyes, Former President and Chief Executive Officer of the Clean Energy Businesses
Executive Summary
The Company’s executive compensation program is designed to attract and retain key executives critical to the Company’s long-term success, to motivate these executives to create value for its stockholders, and to promote safe, reliable, and efficient service for its customers. Each year, the Management Development and Compensation Committee evaluates the level of compensation, the mix of base salary, performance-based compensation, and retirement and welfare benefits provided to each Named Executive Officer. The Compensation Committee, with the assistance of its independent compensation consultant, seeks to align pay to performance and provide base salary and performance-based compensation that is competitive with the median level of compensation provided by the Company’s compensation peer group companies. The Compensation Committee believes that performance-based compensation should represent the most significant portion of each Named Executive Officer’s target total direct compensation (which includes base salary, target annual incentive and long-term incentive compensation) to motivate strong annual and multi-year Company performance.
Features of the Executive Compensation Program
Type	Component	Objective of Compensation Element
Performance-Based Compensation	Annual Incentive Compensation Long-Term Incentive Compensation (70% performance-based restricted stock units and 30% time-based restricted stock)
Achievement of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility.
With respect to performance-based restricted stock units, achievement, over a three-year period, of financial and operating objectives critical to the performance of the Company’s business plans and strategies. Achievement, over a three-year period, of the Company’s cumulative total shareholder return relative to the Company’s compensation peer group companies.
The long-term incentive compensation for each Named Executive Officer also includes a time-based, restricted stock unit component that generally vests in full on the third anniversary of the grant subject to the officer’s continued employment.

Fixed & Other Compensation	Base Salary, Retirement Programs, Benefits and Perquisites	Differentiate salaries based on individual responsibility and performance. Provide retirement and other benefits that reflect the competitive practices of the industry and provide limited perquisites.
44 Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis
Compensation Governance Practices
The Company is committed to maintaining strong compensation governance practices to support the pay-for-performance philosophy of the executive compensation program and align the executive compensation program with the long-term interests of the Company’s stockholders:
▪
Pay Practices. The Company has (i) no employment agreements (other than the arrangements as described herein for Mr. Noyes in connection with the sale of the Clean Energy Businesses), (ii) no golden parachute excise tax gross-ups, and (iii) no individually negotiated equity awards with special treatment upon the Company’s change in control.

▪
Long-Term Incentive Compensation. The long term incentive plan: (i) prohibits the repricing of stock options or the buyout of underwater options without stockholder approval; (ii) prohibits recycling of shares for future awards except under limited circumstances; (iii) prohibits accelerated vesting of outstanding equity awards, unless both a change in control occurs and a participant’s employment is terminated under certain circumstances; and (iv) caps the maximum number of shares that may be awarded to a director, officer, or eligible employee in a calendar year. While stock options may be granted under the Company’s long term incentive plan, the Company has no outstanding stock options. The Company currently grants a mix of performance-based (70%) and time-based restricted stock units (30%) to its Named Executive Officers as long-term incentive compensation.

▪	Risk Management. The relevant features of the Company’s compensation programs that mitigate risk are:
○
annual and long-term incentives under the Company’s compensation programs appropriately balanced between annual and long-term financial performance goals that are expected to enhance stockholder value;

○	annual and long-term incentives tied to multiple performance goals to reduce undue weight on any one goal;
○	non-financial performance factors used in determining the actual payout of annual incentive compensation as a counterbalance to financial performance goals;
○	compensation programs designed to deliver a significant portion of compensation in the form of long-term incentives, discouraging excessive focus on annual results;
○	performance-based equity awards based on performance over a three-year period, focusing on sustainable performance over a three-year cycle rather than any one year; and
○	annual and long-term incentive plans that are subject to payment caps and Compensation Committee discretion to reduce payouts.
▪
Stock Ownership Guidelines. Stock ownership guidelines for the Company’s directors and senior officers, including the Named Executive Officers, encourage a long-term commitment to the Company’s sustained performance through stock ownership.

▪
No Hedging and No Pledging. To encourage a long-term commitment to the Company’s sustained performance, the Company’s Hedging and Pledging Policy and Insider Trading Policy prohibits all employees and Directors from shorting, hedging, and pledging Company securities or holding Company securities in a margin account as collateral for a loan.

▪
Recoupment (Clawback) Policy. The Company’s former compensation recoupment policy, which was in place since 2011, allowed the Company to recoup excess incentive-based compensation and applied to all officers of the Company and its subsidiaries. In November 2023, as further discussed on page 72, the Company adopted a new recoupment policy to comply with the final Dodd-Frank clawback rules adopted by the SEC and the New York Stock Exchange. The policy requires the Company to recover erroneously awarded incentive-based compensation received by all current and former executive officers of the Company during the three fiscal years preceding the date the Company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements. The Company also adopted a discretionary Supplemental Officer Clawback Policy, applicable to all current and former executive officers of the Company, as well as all officers of selected subsidiaries, including former officers, allowing the Company to recover incentive-based compensation, including all forms of bonuses and equity or equity-based awards granted on or after January 1, 2024, in the event of a material accounting restatement for the preceding three fiscal years and for certain “cause” events occurring during the preceding one year period.

Consolidated Edison, Inc. Proxy Statement 45

Compensation Discussion and Analysis
Say-on-Pay
In 2023, the Company held its annual stockholder vote to approve Named Executive Officer compensation (commonly referred to as a “say-on-pay” vote and 93.57% of the shares voted were voted “for” the proposal, and accordingly given the high support, no significant changes were made to the Company’s executive compensation programs in 2023. The 2023 say-on-pay voting results were consistent with the results of the prior three years where 93.04% (2022) 92.23% (in 2021), and 93.40% (in 2020), of the shares voted were voted “for” the proposal. Though our say-on-pay results continue to be very strong, the Company has continued its year-round stockholder engagement efforts through 2023 and early 2024. An overview of what the Company heard from stockholders during its engagement efforts and how it responded with respect to executive compensation matters is described in “Year-Round, Stockholder Engagement” below.
In 2023, the Company also held a stockholder vote on the frequency of future say-on-pay votes. The Board recommended holding an annual say-on-pay vote and 97.26% of shares voted were voted in favor of continuing to hold such a vote annually. The Company intends to hold an annual say-on-pay vote unless stockholders advise the Company to change the frequency of the vote at the Company’s 2029 Annual Meeting of Stockholders.
Year-Round, Stockholder Engagement
Stockholder engagement is a key priority of the Company and the Board. The Company engages with its investors to gain valuable insight into current and emerging issues that are of interest to them, including Con Edison of New York’s and Orange and Rockland’s regulatory proceedings, the sale of the Clean Energy Businesses and use of proceeds, financial and operating performance, regulatory and political matters, ESG reporting, corporate governance, political lobbying, our utilities’ Climate Change Adaptation and Resiliency Plan, the Company’s pursuit of net-zero-carbon-emission goals and clean energy opportunities. A complete discussion of the Company’s stockholder engagement process and efforts is set forth in the section titled “Stockholder Engagement”. During 2023, the Company engaged with stockholders in a variety of formats including in-person and virtual meetings with stockholders holding in aggregate 30 % of shares outstanding. Feedback from these discussions is a key element in the development of the Company’s governance, sustainability, and executive compensation policies, as well as the ongoing evaluation of the Company’s business strategy and performance. For example, as a result of feedback received from stockholders, the Company: (i) continued to enhance disclosures concerning political lobbying activities, resulting in a sustained CPA-Zicklin Index for Corporate Political Disclosure and Accountability score of 100—one of only seven companies in the S&P 500 to score 100%; (ii) tracked clean-energy regulatory proceedings that are being increasingly conducted outside of rate filings and (iii) ranked 6th in the Utility sector and 64th overall in As You Sow’s 2023 Racial Justice Public 3000 Scorecard. The Company will continue to seek investor input in furtherance of its commitment to enhancing its executive compensation and disclosure practices and building long-term stockholder value.
46 Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis
Executive Compensation Philosophy and Objectives
The Compensation Committee’s philosophy and objectives governing the development and implementation of the executive compensation program are set forth in the table below. There are no material differences in the Company’s compensation policies for each Named Executive Officer.
Our executive compensation philosophy is to provide competitive, performance-based pay
Motivate executives to create sustainable stockholder value and promote safe, reliable, and efficient service for customers	Performance-based compensation represents the most significant portion of each Named Executive Officer’s total direct compensation
Support the Company’s short- and long-term business plans and strategies	Annual incentive plan awards and the majority of long-term incentive plan awards are based on achieving financial and operating objectives critical to the Company’s business plans and strategies
Reward increased shareholder value
The largest portion of executive pay is delivered in long-term incentives based in part on the Company’s cumulative total shareholder return relative to the total shareholder return of the Company’s compensation peers

Competitive Positioning—Attraction and Retention
The executive compensation program is designed to attract and retain key executives critical to the Company’s long-term success. The Compensation Committee seeks to align pay to performance and provide “target total direct compensation” (base salary, target annual cash incentives, and target long-term equity-based incentives) that is competitive with the median level of compensation provided by the Company’s compensation peer group companies. The Company also seeks to provide retirement and other benefits that are competitive with those provided by the Company’s compensation peer group companies and to provide limited perquisites.
Compensation Peer Group
The Compensation Committee used a compensation peer group of publicly-traded utility companies of comparable size and scope to that of the Company. The purpose of the compensation peer group is to provide benchmark information on compensation levels provided to the Company’s officers and to measure relative total shareholder returns for the vesting of performance-based equity awards. The Compensation Committee annually reviews the composition of the compensation peer group companies and the impact of acquisitions and divestitures on the component companies. For 2023, the Compensation Committee refreshed the compensation peer group by removing NextEra Energy, Inc. and NiSource Inc. due to changes in their revenue and regulated business mix, and as a result of merger and acquisition activity, and replaced them with the following three companies that are more similar in size and business mix to the Company: Exelon Corp., Public Service Enterprise Group Inc. and CMS Energy Corp.
Consolidated Edison, Inc. Proxy Statement 47

Compensation Discussion and Analysis
The Company’s compensation peer group for 2023 consisted of the following companies:
2022 Revenue(1)
Company Name	($ in millions)
▪ The Southern Company	$29,279
▪ Duke Energy Corporation	$28,319
▪ PG&E Corporation	$21,680
▪ American Electric Power Company, Inc.	$19,640
▪ DTE Energy Company	$19,228
▪ Exelon Corp.(2)	$19,078
▪ Edison International	$17,220
▪ Dominion Energy, Inc.	$17,174
▪ Xcel Energy Inc.	$15,310
▪ Sempra Energy	$14,439
▪ Entergy Corporation	$13,764
▪ Eversource Energy	$12,289
▪ FirstEnergy Corp.	$12,268
▪ Public Service Enterprise Group Inc.(2)	$9,800
▪ WEC Energy Group, Inc.	$9,597
▪ CenterPoint Energy, Inc.	$9,321
▪ CMS Energy Corp.(2)	$8,596
▪ PPL Corporation	$7,902
▪ Ameren Corporation	$7,662
Median	14,439
Consolidated Edison, Inc.	15,670
Percentile Rank	57%
Footnotes:
(1)	Source: July 2023 Executive Assessment Report.
(2)	Added to peer group in 2023.
48 Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis
Median Level Compensation
In 2023, the target total direct compensation awarded to the Named Executive Officers was competitive with the median for functionally comparable positions at the Company’s compensation peer group (as disclosed in proxy statements filed in 2023).
	Base Salary as of 12/31/2023		Target Total Cash Compensation (Base Salary + Target Annual Incentive)		Target Long-Term Incentive Compensation		Target Total Direct Compensation
	Company	Peer Group Median	Company	Peer Group Median	Company	Peer Group Median	Company	Peer Group Median
	($)	(%)	($)	(%)	($)	(%)	($)	(%)
Timothy P. Cawley	1,350,000	102	3,037,500	98	7,087,500	95	10,125,000	98
Robert Hoglund	898,100	122	1,571,700	115	1,796,200	99	3,367,900	105
Matthew Ketschke	800,000	99	1,440,000	94	2,000,000	101	3,440,000	94
Deneen L. Donnley	675,400	112	1,148,200	108	1,350,800	99	2,499,000	113
Robert Sanchez	568,300	98	1,022,900	102	1,136,600	93	2,159,500	104
Mark Noyes(1)	524,900	97	944,800	99	1,049,800	110	1,994,600	104
Footnote:
(1)
Mr. Noyes was not a Named Executive Officer when his compensation was last benchmarked by Mercer in 2022. As such, the data for his compensation is based upon comparisons to compensation survey data in the utility industry, not the Company’s peer group.

Pay-for-Performance Alignment and Pay Mix
The Compensation Committee provides target total direct compensation to each Named Executive Officer through a combination of base salary (fixed compensation), annual cash incentive compensation and long-term equity-based incentive compensation.
The Compensation Committee believes that fixed compensation should recognize each Named Executive Officer’s individual responsibilities and performance thereunder, and that performance-based compensation should represent the most significant portion of each Named Executive Officer’s target total direct compensation, therefore, most of the performance-based compensation provided to Named Executive Officers should be in the form of long-term, rather than annual, incentives to emphasize the importance of sustained Company performance. In 2022, the Compensation Committee began the practice of designating 70% of each Named Executive Officer’s long- term incentive compensation as performance-based and 30% as time-based restricted stock units. The Compensation Committee made this change, at that time, to align more closely with peers, promote alignment with stockholder interests as the ultimate value received will be a function of stock price performance, and help the Company to maintain competitive compensation levels and retain executive talent through a multi-year vesting schedule.
Target annual cash incentive and target long-term equity-based incentive awards reflect the Compensation Committee’s desired balance between these elements, relative to the base salary paid to each Named Executive Officer. For 2023, awards under the Company’s annual incentive plan were based on the achievement of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility. For 2023, 70% of the awards under the Company’s long term incentive plan were based on the achievement of financial and operating objectives critical to the Company’s business plans and strategies and the achievement, over a three-year period, of the Company’s cumulative total shareholder return relative to the total shareholder return for the Company’s compensation peer group companies.
The mix of target total direct compensation for the Named Executive Officers meets the Compensation Committee’s objectives by being weighted heavily toward performance-based compensation, with the largest portion delivered in performance-based long-term equity-based incentives. For 2023, the target total direct compensation mix of the Named Executive Officers was in line with that of the Company’s compensation peer group companies.
Consolidated Edison, Inc. Proxy Statement 49

Compensation Discussion and Analysis
The following charts illustrate the average mix of target total direct compensation for the Company’s Chief Executive Officer, Mr. Cawley, and for chief executive officers in the Company’s compensation peer group companies for 2023:

The following charts illustrate the average mix of target total direct compensation for the Company’s other Named Executive Officers and other named executive officers in the Company’s compensation peer group companies for 2023

50 Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis
The following charts illustrate that a significant portion of Named Executive Officer long-term incentive compensation was in the form of performance-based equity-based awards. Based on proxy statements filed in 2023, over 75% of the Company’s compensation peer group companies granted some form of non-performance-based long-term incentive compensation (such as time-based restricted stock) to their named executive officers:

Determining Performance Goals
The Compensation Committee chooses performance goals under the annual and long-term incentive plans to support the Company’s short- and long-term business plans and strategies. In setting performance goals, the Compensation Committee considers the Company’s annual and long-term business plans and certain other factors, including pay-for-performance alignment, economic and industry conditions, and the pay practices of the compensation peer group companies. The Compensation Committee incents performance by setting challenging, but achievable, goals for the Company and its key executives.
Role of Compensation Committee and Others in Determining Executive Compensation
Compensation Committee’s Role
The role of the Compensation Committee is to establish and oversee the Company’s executive compensation and retirement and welfare benefit plans and policies, administer its equity plans and annual incentive plan, and review and approve annually all compensation relating to the Named Executive Officers. The Compensation Committee determines the amount and form of compensation for each of the Named Executive Officers.
Management’s Role
The Chief Executive Officer considers the following factors in making his compensation recommendations for each of the other Named Executive Officers:
▪	individual performance;
▪	contributions toward the Company’s long-term performance;
▪	the scope of each individual’s responsibilities; and
▪	compensation peer group company proxy statement data provided by the Compensation Committee’s independent compensation consultant.
The Company’s Human Resources department supports the Compensation Committee in its work.
Consolidated Edison, Inc. Proxy Statement 51

Compensation Discussion and Analysis
Compensation Consultant’s Role
The Compensation Committee has authority under its charter to hire advisors to assist it in its compensation decisions. It has retained Mercer as its independent compensation consultant to provide information, analyses, and objective advice regarding executive compensation. The Compensation Committee periodically meets with Mercer in executive session to discuss compensation matters. The Compensation Committee’s decisions reflect factors and considerations in addition to the information and advice provided by Mercer. Additional discussion of Mercer’s role as the Compensation Committee’s independent compensation consultant is set forth in the governance section of this document.
Compensation Elements
Base Salary
A portion of each Named Executive Officer’s annual cash compensation is paid in the form of base salary. Base salary is reviewed annually to recognize individual performance and at the time of a promotion or other change in responsibilities.
In setting base salary for the Named Executive Officers, including the Chief Executive Officer, the Compensation Committee considers various factors, including:
▪	recommendations from the Chief Executive Officer for each of the other Named Executive Officers;
▪	a general assessment of each Named Executive Officer’s performance of his or her responsibilities; and
▪	the level of base salary compared to key executives holding equivalent positions in the Company’s compensation peer group companies.
The annual rate of base salary of each Named Executive Officer as of December 31, 2022 and 2023, including their individual percentage increase, is set forth in the table below.
	($)2022	($)2023	(%)(1)
Timothy P. Cawley	1,300,000	1,350,000	3.8
Robert Hoglund	863,600	898,100	4.0
Matthew Ketschke	668,000	800,000	19.8
Deneen L. Donnley	649,400	675,400	4.0
Robert Sanchez	546,400	568,300	4.0
Mark Noyes	504,700	524,900	4.0
(1) Effective February 1, 2023, the base salary merit increases for the Named Executive Officers, averaged 3.9%, with the exception of Mr. Ketschke, President, CECONY, who received an increase of $132,000 (19.8%) in order to reflect group market competitive positioning in the peer group for positions comparable to his role. Mr. Noyes who was no longer employed by the Company as of December 31, 2023, received a 4% increase prior to his departure.
Annual Incentive Compensation
Awards
A significant portion of the annual cash incentive compensation paid to the Named Executive Officers directly relates to the Company’s financial and operating performance, factors that the Compensation Committee believes influence stockholder value.
Individual performance is considered in setting annual cash incentive compensation through the establishment by the Compensation Committee of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility.
52 Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis
Award Opportunity
The Compensation Committee sets the range of the award that each Named Executive Officer was eligible to receive under the annual incentive plan after considering various factors, including:
▪	recommendations from the Chief Executive Officer for each of the other Named Executive Officers;
▪	a general assessment of each Named Executive Officer’s performance of his or her responsibilities; and
▪	the level of annual incentive compensation compared to key executives in the Company’s compensation peer group companies.
The range of awards included minimum, target, and maximum levels reflecting differing levels of achievement of the various financial and operating objectives. Awards are scaled to reflect relative levels of achievement of the objectives between the minimum, target, and maximum levels. The range of each Named Executive Officer’s potential award is set forth in the “Grants of Plan-Based Awards Table” on page 75. Awards under the annual incentive plan are designed to provide a competitive level of compensation if the Named Executive Officers achieve the target financial and operating objectives. The Compensation Committee has discretion but did not exercise it in 2023 to adjust (upward or downward) the annual incentive award to be paid to each Named Executive Officer. Named Executive Officers may elect to defer the receipt of the cash value of the award into the Company’s deferred income plan.
Awards under the annual incentive plan are calculated as follows:

“Base Salary” is a Named Executive Officer’s annual rate of base salary as of December 31, 2023.
“Target Percentage” is a percentage of Base Salary that varies based on the Named Executive Officer’s position as follows:
Target as a Percentage of Base Salary
(%)
Timothy P. Cawley	125
Robert Hoglund	75
Matthew Ketschke	80
Deneen L. Donnley	70
Robert Sanchez	80
Mark Noyes	80
Consolidated Edison, Inc. Proxy Statement 53

Compensation Discussion and Analysis
“Weighting Earned” is the sum of the target weightings for adjusted net income, other financial performance, and operating objectives, including any adjustments (upward or downward) as a result of performance relative to target. Target weightings for each Named Executive Officer total 100% and are comprised of the following three components:

Subject to actual performance relative to target, the weighting earned can vary as indicated below
▪ adjusted net income ▪ operating objectives ▪ other financial performance operating budget component for Con Edison of New York and Orange & Rockland	0 to 200%
capital budget component of other financial performance (excluding the impact of modifiers)	0 to 120%
Financial Objectives
The financial objectives under the annual incentive plan are key performance measures that support the Company’s short- and long-term business plans and strategies and create value for the Company’s stockholders. The financial objectives consisted of “adjusted net income” and “other financial performance” components.
The “adjusted net income” component reflects the financial results of the Company’s business for which its Named Executive Officers are responsible and accounts for a percentage of each Named Executive Officer’s potential annual incentive award. This objective is relevant for Messrs. Ketschke and Sanchez and reflects Con Edison of New York’s and Orange & Rockland’s net income from ongoing operations (GAAP) for 2023.
“Company Adjusted Net Income” consists of adjusted net income for the Company and its subsidiaries. Company Adjusted Net Income is not determined in accordance with GAAP. Information on how the Company calculates Company Adjusted Net Income is disclosed in “Reconciliation of Non-GAAP Financial Measures” in Appendix B. Company Adjusted Net Income is referred to therein as Adjusted Earnings (Non-GAAP).
“Regulated Adjusted Net Income” is the sum of Con Edison of New York’s and Orange & Rockland’s net income from ongoing operations (GAAP) for 2023.
54 Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis
The following table shows the targets assigned to the “adjusted net income” component and, for each Named Executive Officer, the weighting earned based on achieving those targets, with the inclusion of the Clean Energy Businesses, which relates solely to Mr. Noyes. Mr. Noyes was entitled to an annual incentive with a 10% target weighting on Company Adjusted Net Income and 25% on adjusted net income of the Clean Energy Businesses.
	Performance Relative to Adjusted Net Income Target	Payout Relative to Adjusted Net Income Target(1)	Company 135.0%(2)			Regulated 108.0%(2)		Con Edison of New York 105.0%(2)		Orange & Rockland 155.0%(2)		Clean Energy Businesses	Clean Energy Businesses
			Adjusted Net Income	Weight for Cawley, Hoglund and Donnley	Weight for Noyes	Adjusted Net Income	Weight for Ketschke	Adjusted Net Income	Weight for Sanchez	Adjusted Net Income	Weight for Sanchez	Adjusted Net Income /(Loss)	Weight for Noyes(3)
	(%)	(%)	($ in millions)	(%)	(%)	($ in millions)	(%)	($ in millions)	(%)	($ in millions)	(%)	($ in millions)%
Maximum	≥110	200	1,872.2	100	20	1,857.9	100	1,757.8	20	100.1	80	160	56
Target	100	100	1,702	50	10	1,689	50	1,598	10	91	40	145	40
Minimum	90	0	1,531.8	0	0	1,520.1	0	1,438.2	0	81.9	0	131	0
ACTUAL	—	—	1,762	67.5	13.5	1,702	54.0	1,606	52.5	96	62	(0.7)	40
Footnotes:
(1)	The payout relative to the adjusted net income target is interpolated for actual performance between adjusted net income minimum, target, and maximum performance.
(2)	Actual performance relative to adjusted net income target.
(3)
Pursuant to the terms of his arrangements with respect to the sale of the Clean Energy Businesses, Mr. Noyes received a pro-rata payout of his 2023 bonus at target level as set forth in the Summary Compensation Table on page 73.

The Compensation Committee has established an adjusted net income “circuit breaker” as a feature in the annual incentive plan. If actual adjusted net income for 2023 had been less than 90% of the target adjusted net income, the achievement of all other financial and operating performance measures would have been disregarded and no annual incentive awards would have been made.
The “other financial performance” component reflects the performance measures for the respective Company business for which its Named Executive Officers is responsible and accounts for 25% of each Named Executive Officer’s potential annual incentive award and is calculated based on one or more of the budgets for Con Edison of New York and Orange & Rockland (other than for Mr. Noyes whose other financial performance measure is based on Adjusted EBITDA for the Clean Energy Businesses, as discussed below), which are measures that are not determined in accordance with GAAP. See Appendix B for Reconciliation of Non-GAAP Financial Measures and Appendix C for a Reconciliation of Adjusted EBITDA for the Clean Energy Businesses.
Con Edison of New York’s “other financial performance” component is allocated 10% for capital budget performance and up to 15% for operating budget performance, subject to a maximum 25% upward or downward adjustment based on the achievement of pre-established targets for 25 capital projects and programs and 12 operating and maintenance programs, respectively. The targets for the capital projects consist of completing milestones within specified budget targets, and, for the operating and maintenance programs, completing a number of units within specified per unit budget targets.
Consolidated Edison, Inc. Proxy Statement 55

Compensation Discussion and Analysis
The following table shows the targets assigned to the “other financial performance” component for operating budget and, for each Named Executive Officer (other than Mr. Noyes), the weighting earned based on achieving those targets.
	Performance Relative to Operating Budget Target	Payout Relative to Operating Budget Target(1)	Con Edison of New York 99.7%(2)			Orange & Rockland 99.0%(2)
			Operating Budget	Weight for Cawley, Hoglund, and Donnley	Weight for Ketschke	Operating Budget	Weight for Cawley, Hoglund, and Donnley	Weight for Sanchez
	(%)	(%)	($ in millions)	(%)	(%)	($ in millions)	(%)	(%)
Maximum	≤89	200	1,646.5	28	30	218.4	2	50
Target	>99 - < 101	100	1,850.0	14	15	245.4	1	25
Minimum	≥111	0	2,053.5	0	0	272.4	0	0
ACTUAL	—	—	1,845.0	16.8 (3)	18.0(3)	242.9	1.0	25.0
Footnotes:
(1)	The payout relative to the operating budget target is interpolated for actual performance between operating budget minimum, target, and maximum performance.
(2)	Actual performance relative to operating budget target.
(3)
In 2023, Con Edison of New York achieved pre-established performance targets for 11.5 out of 12 operating and maintenance programs, as a result of which the weighting earned was increased by 120 percent.

The following table shows the targets assigned to the “other financial performance” component for capital budget and, for each Named Executive Officer indicated (other than Mr. Noyes), the weighting earned based on achieving those targets.
	Performance Relative to Capital Budget Target	Payout Relative to Capital Budget Target(1)	Con Edison Company of New York 95.5%(2)
			Capital Budget	Weight for Cawley, Hoglund, Ketschke and Donnley
	(%)	(%)	($ in millions)	(%)
Maximum	< 89	120	<3,900.0	12
Target	> 99 - < 101	100	4,382.0	10
Minimum	> 111	0	4,864.0	0
ACTUAL	—	—	4,186.0	11.2(3)
Footnotes:
(1)	The payout relative to the capital budget target is interpolated for actual performance between capital budget minimum, target, and maximum performance.
(2)	Actual performance relative to capital budget target. Payout on actual performance can be increased by up to 25% based upon the achievement of certain modifiers.
(3)
In 2023, Con Edison of New York achieved 22.5 out of 25 pre-established performance targets for capital projects, as a result of which the weight earned was adjusted by 105 percent based on actual performance.

56 Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis
The following table, which relates solely to Mr. Noyes’ Annual Incentive, shows the targets assigned to the “other financial performance” component for Adjusted EBITDA for the Clean Energy Businesses and the weighting earned based on achieving those targets. Adjusted EBITDA for the Clean Energy Businesses is not determined in accordance with GAAP. Information on how the Company calculates Adjusted EBITDA for the Clean Energy Businesses is disclosed in Appendix C.
	Performance Relative to Adjusted EBITDA for the Clean Energy Businesses Target	Payout Relative to Adjusted EBITDA for the Clean Energy Businesses Target	Clean Energy Businesses 25%
			Adjusted EBITDA	Weight for Mr. Noyes(1)
	(%)	(%)	($ in millions)	(%)
Maximum	≥115	200	650.2	50
Target	100	100	565.4	25
Minimum	≤85	0	480.6	0
ACTUAL	—	—	60.8	25
Footnotes:
(1)
Pursuant to the terms of his arrangements with respect to the sale of the Clean Energy Businesses, Mr. Noyes received a pro-rata payout at target level as set forth in the Summary Compensation Table on page 73.

Operating Objectives
The “operating objectives” component, reflecting the responsibilities of the Named Executive Officer and accounting for 25% of each Named Executive Officer’s potential annual incentive award, was comprised of a number of key indicators that guide Con Edison of New York, Orange & Rockland, and the Clean Energy Businesses (the Clean Energy Businesses indicators were applicable to Mr. Noyes only), and support the Company’s goal of providing safe, reliable, and efficient service to customers in an environmentally sound manner. The operating objectives are directly linked to specific, pre-established, and measurable goals that are selected to encourage superior performance in four main areas:
Employee and Public Safety	We are committed to achieving a zero-harm workplace. We work as a team to protect the safety of the public and each one of us.
Environment and Sustainability	We value environmental stewardship and strive to make wise and effective use of natural resources while controlling costs for our customers and creating long-term value for our stockholders.
Operational Excellence
We stand behind our work and look for new ways to excel at our jobs. We talk openly about ethical choices, follow all laws, rules, and regulations, adapt to change, and invest in the skills of our employees.

Customer Experience	We consider the customer’s point of view, make customer priorities our own, and seek to elevate the experience of doing business with us.
The Compensation Committee believes that the operating objectives support the Company’s mission and priorities – providing a workplace that allows employees to realize their full potential, providing investors with a fair return, and improving the quality of life in the communities served by the Company. Performance relative to this component is shown in the table on the next page.
Consolidated Edison, Inc. Proxy Statement 57

Compensation Discussion and Analysis
The operating objectives achieved for Con Edison of New York, Orange & Rockland and Clean Energy Businesses are summarized in the table below. The operating objectives for each entity are described in detail in Appendix A to this Proxy Statement.
Key Indicators Achieved
	Con Edison of New York	Orange & Rockland	Clean Energy Businesses(2)
Operating Objectives(1)	(#)	(#)	(#)
▪ Employee and Public Safety	4/5	4/5	1/1
▪ Environment and Sustainability	4/4	5/5	1/1
▪ Operational Excellence	6/7	4/5	8/8
▪ Customer Experience	4/4	5/5	—
TOTAL	18/20	18/20	10/10
PAYOUT RELATIVE TO TARGET (%)	150	150	200
Footnote:
(1)	All Operating objectives are weighted equally.
(2)
The Operating objectives for the Clean Energy Businesses only apply to Mr. Noyes. Pursuant to the terms of his arrangements with respect to the sale of the Clean Energy Businesses, Mr. Noyes received a pro-rata payout at target level for each operating objective, which resulted in a maximum payout of 200%.

The payout relative to target was determined based on the number of key operating objectives indicators achieved and the weighting earned for each of Con Edison of New York’s and Orange & Rockland’s, “operating objectives” component as indicated in the table below.
	Payout Relative to Target (1)	Key Operating Objectives Indicators Achieved	Weight
			Con Edison of New York		Orange & Rockland
			Cawley, Hoglund, and Donnley	Ketschke	Cawley, Hoglund, and Donnley	Sanchez
	(%)	(#)	(%)	(%)	(%)	(%)
Maximum	200	20/20	44	50	2	50
Target	100	16/20	22	25	1	25
Minimum	0	≤ 12/20	0	0	0	0
Actual	—	—	36.0	37.5	1.5	37.5
Footnote:
(1)	The payout relative to target is interpolated for performance achieved between key operating objective indicators.
58 Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis
Achievement of 2023 Financial and Operating Objectives
The following table shows, for each Named Executive Officer, with the exception of Mr. Noyes, whose bonus calculation is discussed on page 84, the target weight assigned to the financial and operating objectives and the weightings earned based on achieving those objectives.
	Cawley, Hoglund, and Donnley		Ketschke		Sanchez
	Weight		Weight		Weight
	Target	Earned	Target	Earned	Target	Earned
	(%)	(%)	(%)	(%)	(%)	(%)
Financial Objectives
Adjusted Net Income:
▪ Company Adjusted Net Income	50	67.5	—	—	—	—
▪ Regulated Adjusted Net Income	—	—	50	54.0	—	—
▪ Con Edison of New York Adjusted Net Income	—	—	—	—	10	10.5
▪ Orange & Rockland Adjusted Net Income	—	—	—	—	40	62.0
Other Financial Performance Measures:
▪ Con Edison of New York Operating Budget	14	16.8	15	18.0	—	—
▪ Con Edison of New York Capital Budget	10	11.2	10	11.2	—	—
▪ Orange & Rockland Operating Budget	1	1.0	—	—	25	25.0
Operating Objectives:
▪ Con Edison of New York	24	36.0	25	37.5	—	—
▪ Orange & Rockland	1	1.5	—	—	25	37.5
TOTAL	100	134.0	100	120.7	100	135.0
2023 Annual Incentive Awards
In February 2024, the MD&C Committee evaluated and determined whether the applicable financial and operating objectives were satisfied. In assessing performance against the objectives, the MD&C Committee considered actual results achieved against the specific targets associated with each objective and based on the results, determined the 2023 annual incentive awards. In accordance with the terms of the Company’s current Executive Performance Incentive plan, the Consolidated Edison, Inc. Executive Incentive Plan amended and restated effective as of January 1, 2020, the MD&C Committee did not exercise discretion to adjust (upward or downward) the annual incentive award to be paid to each Named Executive Officer.
The following table shows the calculation of the 2023 annual incentive awards for each Named Executive Officer, with the exception of Mr. Noyes, whose bonus calculation is discussed on page 84.
	Base Salary (as of December 31, 2023)	×	Target Percentage	×	Weight Earned	=	2023 Award
	($)		(%)		(%)		($)
Timothy P. Cawley	1,350,000		125		134.0		2,261,250
Robert Hoglund	898,100		75		134.0		902,600
Matthew Ketschke	800,000		80		120.7		772,500
Deneen L. Donnley	675,400		70		134.0		633,600
Robert Sanchez	568,300		80		135.0		613,700
Consolidated Edison, Inc. Proxy Statement 59

Compensation Discussion and Analysis
Long-Term Incentive Compensation
Awards
Named Executive Officers are eligible to receive equity-based awards under the Company’s long term incentive plan. The Compensation Committee determines the target long-term incentive award value for each Named Executive Officer based on various factors, including:
▪	recommendations from the Chief Executive Officer for each of the other Named Executive Officers;
▪	a general assessment of each Named Executive Officer’s performance of his or her responsibilities; and
▪	the level of long-term incentive compensation compared to key executives in the Company’s compensation peer group companies.
Equity Awards
It is the Compensation Committee’s practice in the first quarter of each year to approve equity awards under the long-term incentive plan for the Company’s Named Executive Officers. The Compensation Committee’s use of performance-based equity awards is intended to further reinforce the alignment of Named Executive Officer pay opportunities with stockholders’ interests by directly linking pay to the achievement of strong, sustained long-term financial and operating performance.
For 2023, the Compensation Committee determined that the mix of equity-based awards granted to the Named Executive Officers pursuant to the Company’s long-term incentive plan would consist of 70% performance based restricted stock units (“performance units”) and 30% time based restricted stock units (“time-based units”). The Compensation Committee believes that time-based units: (i) promote alignment with stockholder interests as the ultimate value received will be a function of stock price performance and (ii) help the Company to maintain competitive compensation levels and retain executive talent through a multi-year vesting schedule. Based on market data provided by the Compensation Committee’s compensation consultant, this approach is consistent with competitive market practices as over 75% of the Company’s compensation peer group grants some form of non-performance-based long-term incentive compensation (such as time-based units) to their named executive officers.
The performance units awarded to the Named Executive Officers provide for the right to receive one share of Company Common Stock and/or a cash payment equal to the fair market value of one share of Company Common Stock for each unit awarded, subject to the satisfaction of certain pre-established long-term performance measures over the performance period. Time-based units provide for the right to receive one share of Company Common Stock for each unit awarded, subject to the satisfaction of a three-year service-based vesting schedule. Named Executive Officers may elect to defer the receipt of the cash value of the units into the Company’s deferred income plan and/or to defer the receipt of the shares. Dividends are not paid and do not accrue on the units until after the Compensation Committee has approved the results of the pre-established objectives and the units vest (as applicable).
60 Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis
2023 LTIP Awards
The target award of performance units awarded to each of the Named Executive Officers in 2023 for the performance period that began on January 1, 2023 and ends December 31, 2025, and the number of time-based units awarded to each of the Named Executive Officers in 2023, is shown in the table below.
	Base Salary as of January 1, 2023	x	2023 Target Award as a Percentage of Base Salary	=	2023 Target Award	÷	Share Price(1)	=	2023 Target Award of Performance Units(2) (rounded)	2023 Target Award of Time-Based Units(2) (rounded)
	($)		(%)		($)		($)		(#)	(#)
Timothy P. Cawley	1,300,000		525		6,825,000		91.53		52,200	22,400
Robert Hoglund	863,600		200		1,727,200		91.53		13,200	5,700
Matthew Ketschke	668,000		250		1,670,000		91.53		12,700	5,500
Deneen L. Donnley	649,400		200		1,298,000		91.53		9,900	4,300
Robert Sanchez	546,400		200		1,092,800		91.53		8,300	3,600
Mark Noyes	504,700		200		1,009,400		91.53		7,700	3,300
Footnotes:
(1)
The share price for the performance-based awards is calculated based on a weighting of 50% of the Company’s stock price excluding dividends and 50% of the Total Shareholder Return. The Total Shareholder Return is calculated based on Monte Carlo Simulations which include inputs for volatility, risk-free rate of return, dividend yield, and historical share prices. Volatility is determined using daily closing stock prices over the period equal to the remaining term of the awards. The risk-free rate of return is the U.S. Department of the Treasury bill rate for the length of time equal to the remaining term of the awards. The LTIP grants for officers are comprised of time-based (30% of grant) and performance-based restricted stock units (70% of grant). A stock price of $86.22 was used to calculate the 2023 LTIP time-based units. The stock price reflects no dividends paid or accumulated during the vesting period. A stock price of $93.81 was used to calculate the 2023 LTIP performance-based units. The stock price used was based 50% on Total Shareholder return via Monte Carlo simulations and 50% on no dividends paid or accumulated during the time period. The blended stock price for the total 2023 LTIP award was $91.53 calculated based on the weighted average of the awards.

(2)	In calculating the actual number of performance-based units (70%) and time-based units (30%) granted, the Company employs limited discretion in the award calculation and rounding of shares.
Consolidated Edison, Inc. Proxy Statement 61

Compensation Discussion and Analysis
2023 Performance-Based Restricted Stock Unit Awards
The actual number of performance units that may be awarded to each Named Executive Officer for the 2023–2025 performance period may vary, from zero to a maximum of 190% of the 2023 target award, based on the achievement of three performance measures over the performance period as shown in the chart below. The maximum payout of the 2023 performance units (if any) represents the weighted average of each of the performance measures.

The MD&C Committee (i) determines the actual weighted result at the end of the 2023–2025 performance period and (ii) may exercise negative discretion to adjust the actual performance unit awards to be paid to a Named Executive Officer. The minimum, target, and maximum number of performance units that may be awarded to the Named Executive Officers for the 2023–2025 performance period is shown in the “Grants of Plan-Based Awards Table.”
“Shareholder Return.” A 50% target weight is assigned to the cumulative change in the Company’s total shareholder return measure, set forth in the table below, compared with the Company’s compensation peer group as constituted on the date the performance units were granted in 2023. In the event that the companies in the compensation peer group change during the performance period, the Compensation Committee will use the compensation peer group as constituted on the date the performance unit awards are granted. If a company in the compensation peer group ceases to be publicly-traded before the end of the performance period, that company’s total shareholder returns will not be used to calculate the total shareholder return portion of the performance unit awards. The MD&C Committee believes that total shareholder return is a performance goal that aligns executive compensation with the creation of stockholder value. The levels of performance units are earned as follows:
	Total Shareholder Return
	Company Percentile	Payout Relative to Target(1)
	Ranking	(%)
Maximum	90th or greater	200
Target	50th	100
Minimum	25th	25
	Below 25th	0
Footnote:
(1)	Interpolated for actual performance between minimum, target, and maximum performance.
62 Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis
“Adjusted EPS.” A 30% target weight is assigned to the Company’s three-year cumulative Adjusted EPS performance measure, set forth in the table below. The MD&C Committee believes that Adjusted EPS furthers the achievement of strong, sustained long-term financial performance. The levels of performance units to be earned are as follows:
	Three-Year Cumulative Adjusted EPS(1)
	Performance Goal	Payout Relative to Target(2)
	($)	(%)
Maximum	≥17.70	200
Target	15.80	100
Minimum	13.90	0
Footnotes:
(1)
Adjusted EPS (a non-GAAP Financial Measure) is the Company’s adjusted earnings per share, which excludes the impact of certain items from net income determined in accordance with GAAP. Information on how the Company calculates Adjusted EPS is disclosed in the “Reconciliation of Non-GAAP Financial Measures” in Appendix B. Adjusted EPS is referred to therein as “adjusted earnings per share.”

(2)	Interpolated for actual performance between minimum, target, and maximum performance.
“Operating Objectives.” A 20% target weight is assigned to the Company’s operating objectives measure, set forth in the table below. The Compensation Committee believes that the operating objectives further long-term reliability and foster environmental sustainability. The levels of performance units are earned as follows:
Operating Objectives (5% weight for each objective below)	Performance Goals
	Minimum	Target(1)	Maximum
Diversity and Inclusion Work Plan	< 3	4	6
Cyber Security Work Plan Milestones/Tasks	<4	5	7
Clean Energy and Electrification Work Plan Milestones/Tasks	< 2	3	5
Reliable Clean City Electric Transmission Projects	< 6	8	10
Payout Relative to Target (%)	0	100	150
Footnote:
(1)
The MD&C Committee approves the annual work plan objectives. Performance results are based on average achievement of each work plan over the three-year period. For the Diversity and Inclusion Work Plan, the Cyber Security Work Plan and the Clean Energy Electrification Work Plan, the target approved by the Compensation Committee for 2023 applies to the second year of the three-year performance period for the 2022 performance units and the third year of the three-year performance period for the 2021 performance units.

2023 Time-Based Restricted Stock Unit Awards
For 2023, 30% of each Named Executive Officer’s LTIP award was granted in the form of time-based units, which generally vest in full on the third anniversary of the grant date.
Consolidated Edison, Inc. Proxy Statement 63

Compensation Discussion and Analysis
Calculation of Payout of 2021 Performance Unit Awards
Following the end of the performance period for each outstanding performance unit, the MD&C Committee reviews the Company’s achievement of the performance measures. The MD&C Committee evaluates and approves the Company’s performance relative to target and authorizes the pay out of the performance units in either cash and/or shares of Company Common Stock (as elected by the Named Executive Officer), based on the attainment of the performance measures. In addition, each Named Executive Officer may elect to defer the receipt of the cash value of the performance units into the Company’s deferred income plan and/or to defer the receipt of the shares.
For the 2021-2023 performance period, payouts of the performance units for each of the Named Executive Officers, were calculated based on the following non-discretionary formula:

The target award as a percentage of base salary and the target number of performance units awarded to each of the Named Executive Officers in 2021 for the 2021–2023 performance period is shown in the table below.
	2021 Target Award as a Percentage of Base Salary	2021 Target Award
	(%)	(#)
Timothy P. Cawley	450	81,100
Robert Hoglund	200	23,500
Matthew Ketschke	250	23,500
Deneen L. Donnley	150	13,200
Robert Sanchez	200	14,800
Mark Noyes	200	12,700
“Shareholder Return.” For each of the Named Executive Officers, a 50% target weight was assigned to the cumulative change in the Company’s total shareholder return measure, set forth in the table below, compared with the Company’s compensation peer group as constituted on the date the performance units were granted in 2021.
	Shareholder Return
	Company Percentile Rating	Payout Relative to Target(1)	Weight
		(%)	(%)
Maximum	90th or greater	200	100
Target	50th	100	50
Minimum	25th	25	25
	Below 25th	0	0
Actual	89th Percentile	197.5	98.8
Footnote:
(1)	Interpolated for actual performance between minimum, target, and maximum performance.
64 Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis
“Adjusted EPS.” For each of the Named Executive Officers, a 30% target weight was assigned to the Company’s three-year cumulative Adjusted EPS performance measure, set forth in the table below. Adjusted EPS (a non-GAAP Financial Measure) is the Company’s adjusted earnings per share, which excludes the impact of certain items from net income determined in accordance with GAAP. Information on how the Company calculates Adjusted EPS is disclosed in the “Reconciliation of Non-GAAP Financial Measures” in Appendix B. Adjusted EPS is referred to therein as “adjusted earnings per share.”
	Three-Year Cumulative Adjusted EPS
	Performance Relative to Target	Performance Goal	Payout Relative to Target(1)	Weight
	(%)	($)	(%)	(%)
Maximum	≥ 112	≥ 15.16	200	60
Target	100	13.54	100	30
Minimum	< 88	< 11.92	0	0
Actual	102.1	13.82	117.1	35.1
Footnote:
(1)	The payout was interpolated for actual performance between minimum, target, and maximum performance.
Consolidated Edison, Inc. Proxy Statement 65

Compensation Discussion and Analysis
“Operating Objectives.” For each of the Named Executive Officers, a 20% target weight was assigned to the Company’s operating objectives measure, set forth in the table below.

	Performance Goals			Achievement Relative to Target(1)		Payout Relative to Target
Operating Objectives	Minimum	Target	Maximum
2021-2023 (each 5% weight)	(#)	(#)	(#)	(#)	(%)	(%)
Cyber Security
Milestones/Tasks
2021	< 3	4	6	6	150	—
2022	< 3	4	6	6	150	—
2023	< 4	5	7	6	125	—
Average	—	—	—	—	141.7	7.1
Clean Energy and Electrification Work Plan
Milestone/Tasks
2021	< 2	3	> 5	4	125	—
2022	< 2	3	< 5	5	150	—
2023	< 2	3	< 5	5	150	—
Average	—	—	—	—	141.7	7.1
Growth in Renewable Portfolio (MW (AC))
2021	< 238.5	477	≥ 715.5	738	150	—
2022	< 104	208	≥ 312.5	320	150	—
2023	< 137.5	275	412.5	275	100	—
Average					138.9	7.0
Diversity and Inclusion
2021	<2	3	5	5	150	—
2022	<2	3	5	5	150	—
2023	<3	4	6	6	150	—
Average					143.1	7.5
ACTUAL PAYOUT					143.1	28.7
Footnote:
(1)
The Compensation Committee approved annual work plans in 2021, 2022 and 2023. The performance results are based on the average achievement at the end of the three-year period. The Diversity and Inclusion metric was added as an objective in 2021.

66 Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis
For each of the Named Executive Officers, the payout of the performance units represents the weighted average of the percentage payout under each of the performance objectives as follows:
	Payout Relative to Target	Target Weight	Weighted Result
	(%)	(%)	(%)
Shareholder Return	197.5	50	98.8
Adjusted EPS	117.1	30	35.1
Operating Objectives	141.4	20	28.7
TOTAL	—	100	162.6
The table below shows, for each Named Executive Officer, the calculation of the payout with respect to the performance units for the 2021-2023 performance period. The MD&C Committee did not exercise positive or negative discretion to adjust the actual performance unit awards to be paid to any Named Executive Officer.
	2021 Target Award (in Units)	Weighted Result	2021 Actual Award Paid in 2024 (in Units)
	(#)	(%)	(#)
Timothy P. Cawley	81,100	162.6	131,869
Robert Hoglund	23,500	162.6	38,211
Matthew Ketschke	23,500	162.6	38,211
Deneen L. Donnley	13,200	162.6	21,463
Robert Sanchez	14,800	162.6	24,065
Mark Noyes	12,700	162.6	14,867
Footnote:
(1)
Mr. Noyes’s total award was calculated to be 20,650, but he received 14,867 stock units, which was based on a pro-rata payout for the time period of his employment from January 1, 2021 through February 28, 2023.

Total Actual Direct Compensation
The Company’s executive compensation program is primarily performance-based and seeks to align the performance goals with our overall business strategy and objectives. The information shown below supplements the information in the “Summary Compensation Table” which includes several items that reflect accounting or actuarial assumptions rather than compensation actually received by the Named Executive Officers for the performance periods that ended on December 31, 2023. For example, the Summary Compensation Table combines pay actually received or earned (base salary and annual cash incentive awards) with the accounting value of equity compensation granted in 2023, which may be realized in the future or not at all. The Summary Compensation Table is also required to include the change in pension values that are based on actuarial assumptions and not compensation realized until retirement.
Consolidated Edison, Inc. Proxy Statement 67

Compensation Discussion and Analysis
The table and bar graphs below present elements of pay that Timothy P. Cawley and the other Named Executive Officers, (total, as a group, not including Mr. Noyes) actually received (base salary and all other compensation) plus the gross amounts earned under the annual incentive plan for 2023 and upon the vesting of performance units for the 2021-2023 performance period. Mr. Noyes is not included in the table below because, although he was a Named Executive Officer, his compensation reflects several arrangements that relate solely to the sale of the Clean Energy Businesses.
	Year	Base Salary	Annual Cash Incentive	Long-term Stock Incentives	All Other Compensation(1)	Total
	(#)	($)	($)	($)	($)
Timothy P. Cawley	2023	1,345,833	2,261,250	6,661,780	79,603	10,348,466
All Other NEOs (total, as a group)	2023	2,923,933	2,922,400	5,643,760	527,526	12,017,619
Footnote:
(1)	Please refer to the “All Other Compensation” column in the “Summary Compensation Table” for details regarding amounts included.

2023 Total Actual Direct Compensation
($ million)
Compensation Received
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$10.3
$12.0
Timothy P. Cawley
All Other NEOs (as a group)
Base Salary
Annual Cash Incentive
Long-term Stock Incentive
All Other Compensation

Retirement and Other Benefits
Named Executive Officers are eligible for retirement benefits under certain of the following Company plans depending upon their date of hire and subsequent elections:
▪
tax-qualified defined benefit pension plan and its related non-qualified supplemental retirement income plan (collectively, the “defined benefit pension plans”), which are closed to new and rehired management employees as of December 31, 2016;

▪	tax-qualified defined contribution pension plan and its related non-qualified defined contribution supplemental pension plan (collectively, the “defined contribution pension plans”); and
▪	tax-qualified savings plan and its related non-qualified deferred income plan (collectively, the “savings plans”).
68 Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis
Named Executive Officers are also eligible for the Company’s stock purchase plan and health and welfare plans.
Pension Plans
The Company maintains a tax-qualified defined benefit pension plan that covers substantially all of the Company’s employees, including some of the Named Executive Officers, who were hired before 2017, with the exception of Mr. Noyes because employees of the Clean Energy Business were not eligible for the plan. All management employees, including the Named Executive Officers, whose benefits are limited by the Internal Revenue Code, are eligible to participate in a non-qualified supplemental retirement income plan. The estimated pension benefits payable for those Named Executive Officers (determined on a present value basis) under the defined benefit pension plans are described in the “Defined Benefit Pension Table” and the narrative to the “Defined Benefit Pension Table” on page 79.
As required by SEC rules, the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column of the “Summary Compensation Table” on pages 73 through 74 sets forth the year-over-year change in the actuarial present value of the accumulated pension benefits for each Named Executive Officer under the defined benefit pension plans.
The change in the actuarial present value of an accumulated pension benefit is subject to many external variables, including fluctuations in interest rates and changes in actuarial assumptions, and does not represent actual compensation paid to the Named Executive Officers in 2023. Instead, the amounts represent changes in the estimated pension benefits payable to the Named Executive Officers based on the year-over-year difference between the amounts required to be disclosed in the “Defined Benefit Pension Table” on page 79 as of December 31, 2023 and the amounts reported in the “Pension Benefits Table” in the 2023 Proxy Statement on page 78 as of December 31, 2022.
The change in the actuarial present value of the Company’s President and Chief Executive Officer and Con Edison of New York’s Chief Executive Officer, Mr. Cawley’s, accumulated pension benefit in 2023 was $5,828,405, which was primarily due to the decrease in the assumed discount rate from 5.45% to 5.15%.
The Company also maintains, effective as of January 1, 2017, a defined contribution pension formula within the tax qualified savings plan that, following the closure of the defined benefit pension plan to new management participants, covers all new and rehired management employees of the Company, including Ms. Donnley and Mr. Noyes. The defined contribution pension formula in the savings plan for employees of Con Edison of New York, Orange & Rockland, and Con Edison Transmission provides the same level of Company compensation credits for a participant as the cash balance formula in the defined benefit pension plan. Employees of Clean Energy Businesses, including Mr. Noyes, received a fixed three percent compensation credit under the defined contribution pension formula in the savings plan. Effective January 1, 2019, the Company established a supplemental defined contribution pension formula which covers all eligible management employees, whose benefits are limited by the Internal Revenue Code, including Mr. Noyes and Ms. Donnley. All Company contributions allocated to the Named Executive Officers under the defined contribution pension formula and the supplemental defined contribution plan are included in the “All Other Compensation” column of the “Summary Compensation Table.”
Savings Plans
The Company maintains a tax-qualified savings plan that covers substantially all of the Company’s employees, including the Named Executive Officers. All management employees, including the Named Executive Officers, whose benefits under the savings plan are subject to the compensation limit in the Internal Revenue Code, are eligible to participate in a deferred income plan, a non-qualified deferred compensation plan. The Internal Revenue Code compensation limit for 2023 was $330,000. Eligible employees, including the Named Executive Officers, may elect to defer a portion of their salary into the deferred income plan. The deferred income plan is described in the narrative to the “Non-Qualified Deferred Compensation Table” on page 81. All Company contributions allocated to the Named Executive Officers under the savings plan and credited under the deferred income plan are included in the “All Other Compensation” column of the “Summary Compensation Table.
Consolidated Edison, Inc. Proxy Statement 69

Compensation Discussion and Analysis
Eligibility for Pension Plans and Savings Plan
The table below indicates the pension plans and savings plans that each Named Executive Officer participates in or will accumulate retirement benefits under based on date of hire and subsequent elections.
	Defined Benefit Pension Plans			Defined Contribution Plans
	Final Average Pay Formula	Cash Balance Formula	Supplemental Retirement Income Plan	Thrift Savings Plan	Defined Contribution Pension Formula	Supplemental Defined Contribution Pension Formula
Timothy P. Cawley	✓		✓	✓
Robert Hoglund(1)		✓	✓	✓	✓	✓
Matthew Ketschke	✓		✓	✓
Deneen L. Donnley				✓	✓	✓
Robert Sanchez	✓		✓	✓
Mark Noyes				✓	✓	✓
Footnote:
(1)	Effective as of January 1, 2018, Mr. Hoglund began participating in the Defined Contribution Pension Formula.
Stock Purchase Plan
The Company’s stock purchase plan covers substantially all of the Company’s employees, including the Named Executive Officers, and provides the opportunity to purchase shares of Company Common Stock. The stock purchase plan is described in Note O to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Health and Welfare Plans
Active employee benefits, such as medical, prescription drug, dental, vision, life insurance, and disability coverage, are available to substantially all employees, including the Named Executive Officers, through the Company’s health and welfare benefits plans. Employees contribute toward the cost of most of the health plans by paying a portion of the premium costs on a pre-tax basis. Employees may purchase additional life insurance and disability coverage on an after-tax basis. Officers, including the Named Executive Officers, may purchase supplemental health benefits on an after-tax basis. All management employees hired prior to 2001 who receive pension benefits under the final average salary formula are eligible to receive subsidized retiree medical benefits. The Company also provides all employees with paid time-off benefits, such as vacation and sick leave.
Perquisites and Personal Benefits
The Company provides certain officers, including the Named Executive Officers, with limited perquisites that are competitive with industry practices. The Compensation Committee reviews the level of perquisites and personal benefits annually. The Company provides perquisites including those listed below, the costs of which, if used by a Named Executive Officer in 2023, are set forth in the “All Other Compensation” column of the “Summary Compensation Table” herein.
▪	supplemental health insurance;
▪	reimbursement for reasonable costs of financial planning; and
▪	a company vehicle and, in the case of the Chief Executive Officer, a company vehicle and driver.
70 Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis
Severance and Change in Control Benefits
The Company provides for the payment of severance benefits upon certain types of employment terminations. Providing severance and change in control benefits assists the Company in attracting and retaining executive talent and reduces the personal uncertainty that executives are likely to feel when considering a corporate transaction. These arrangements also provide valuable retention incentives that focus executives on completing such transactions, thus, enhancing long-term stockholder value. The compensation under the various circumstances that trigger payments or provision of benefits upon termination or a change in control was chosen to be broadly consistent with prevailing competitive practices.
Officers of the Company, including the Named Executive Officers, are provided benefits under the officers’ severance program. The estimated severance benefits that each Named Executive Officer would be entitled to receive upon a hypothetical termination of employment are described in footnotes (2) and (3) to the “Potential Payments Upon Termination of Employment or Change in Control” table on pages 83 through 84. The actual termination benefits provided to Mr. Noyes are set forth in the narrative to the “Potential Payments Upon Termination of Employment or Change in Control” table on page 84.
Risk Mitigation
Stock Ownership Guidelines
The Company has stock ownership guidelines for senior officers, including the Named Executive Officers. The stock ownership guidelines for the Company’s Named Executive Officers were as follows:
Multiple of Base Salary
Timothy P. Cawley	6x
Robert Hoglund	3x
Matthew Ketschke	3x
Deneen L. Donnley	2x
Robert Sanchez	2x
Mark Noyes	2x
Under the Company’s stock ownership guidelines, officers of the Company subject to the guidelines have five years from January 1st after their appointment to one of the covered titles to achieve the required salary multiple. In January 2024, it was determined that, as of December 31, 2023, all of current Named Executive Officers either met their ownership guideline or are making reasonable progress toward their guideline.
For purposes of the guidelines:
▪
“Stock ownership” includes the value of the officers’ individually-owned shares, the value of unvested time-based restricted shares, vested performance-based restricted shares, and shares held under the Company’s benefit plans. Performance-based restricted stock units do not vest until determined by the Compensation Committee.

▪	“Net shares” means the shares remaining after sale of shares necessary to pay the related tax liability and, if applicable, exercise price.
▪	While stock options may be granted under the Company’s long term incentive plan, the Company has no outstanding stock options.
▪
The officers covered by the guidelines are expected to retain for at least one year a minimum of 25% of the net shares acquired upon exercise of stock options and 25% of the net shares acquired pursuant to all restricted stock until their holdings of Company Common Stock equal or exceed their applicable ownership guidelines.

▪	The one-year period is measured from the date the stock options are exercised or the restricted stock or restricted stock units vest, as applicable.
Consolidated Edison, Inc. Proxy Statement 71

Compensation Discussion and Analysis
No Hedging and No Pledging
To encourage a long-term commitment to the Company’s sustained performance, the Company’s Insider Trading Policy prohibits all employees and Directors from shorting, hedging, and pledging Company securities or holding Company securities in a margin account as collateral for a loan.
Recoupment (Clawback) Policy
In November 2023, the Company adopted a new recoupment policy to comply with the final Dodd-Frank clawback rules adopted by the SEC and the New York Stock Exchange (the “Dodd-Frank Policy”). Under the Dodd-Frank Policy, in the event that the Company is required to prepare an accounting restatement due to its material noncompliance with any financial reporting requirement under U.S. securities law, the policy provides (with limited exceptions) that the Company recover compensation from each current or former executive officer who, during the three fiscal years preceding the date the Company is required to file the accounting restatement, received compensation from incentive awards based on the erroneous financial data that exceeds the amount of incentive-based compensation the executive would have received based on the restatement. The Committee has sole discretion to determine how to seek recovery under the policy and may forgo recovery if it determines it would be impracticable and either the cost of recovery would exceed the amount sought to be recovered, or that recovery would cause an otherwise tax-qualified retirement plan broadly available to our employees to fail to meet applicable tax qualification requirements. A copy of the Dodd-Frank Policy is included as an exhibit in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
In November 2023, the Company also adopted the Supplemental Officer Clawback Policy (“Supplemental Policy”), which is applicable to all current and former executive officers of the Company as well as all officers of the Company and selected subsidiaries. The Supplemental Policy is applicable to all cash and equity incentive-based compensation (including equity awards not based on performance) and is effective with respect to equity awards granted on or after January 1, 2024 and to annual cash incentive awards with performance periods beginning on or after January 1, 2024. The Supplemental Policy provides the Committee with the sole discretion to determine to seek recovery in the event of a material accounting restatement for the preceding three fiscal years and for certain “cause” events occurring during the preceding one-year period. The policy is intended to reduce potential risks associated with the Company’s compensation programs and to align with the long-term interests of officers and stockholders.
Tax Deductibility of Pay
Section 162(m) of the Internal Revenue Code generally precludes a public corporation from taking a tax deduction for compensation in excess of $1 million payable in any fiscal year to the corporation’s chief executive officer and other “covered employees,” as defined in Section 162(m). While our executive compensation program has sought to maximize the tax deductibility of compensation payable to the Named Executive Officers to the extent permitted by law, the Compensation Committee continues to retain flexibility to make compensation decisions that are driven by market competitiveness and based on the other factors discussed in this Compensation Discussion and Analysis when necessary or appropriate (as determined by the Compensation Committee in its sole discretion) to enable the Company to continue to attract, retain, reward, and motivate its highly qualified executives.
72 Consolidated Edison, Inc. Proxy Statement

Summary Compensation Table
SUMMARY COMPENSATION TABLE
The following table sets forth certain information with respect to the compensation for the Named Executive Officers for the fiscal years ended December 31, 2023, 2022, and 2021.
Name & Principal Position	Year	Salary	Stock Awards(1)	Bonus	Non-Equity Incentive Plan Compensation(2)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Securities and Exchange Commission Total(5)	Securities and Exchange Commission Total Without Change in Pension Value(6)
	(#)	($)	($)		($)	($)	($)	($)	($)
Timothy P. Cawley President and Chief Executive Officer of the Company and Chief Executive Officer, Con Edison of New York	2023	1,345,833	6,661,780	—	2,261,250	5,828,405	79,603	16,176,871	10,348,466
	2022	1,295,833	6,076,950	—	2,136,900	—	82,614	9,592,297	9,592,297
	2021	1,250,000	5,551,295	—	1,967,200	1,500,611	73,092	10,342,198	8,841,587
Robert Hoglund Senior Vice President and Chief Financial Officer of the Company and Con Edison of New York	2023	895,225	1,687,770	—	902,600	163,493	259,354	3,908,442	3,744,949
	2022	861,500	1,684,782	—	851,700	—	245,736	3,643,718	3,643,718
	2021	836,367	1,608,575	—	791,700	140,565	213,121	3,590,328	3,449,763
Matthew Ketschke President, Con Edison of New York	2023	789,000	1,625,260	—	772,500	1,658,695	48,537	4,893,992	3,235,297
	2022	666,167	1,726,692	—	677,100	—	41,140	3,111,099	3,111,099
	2021	646,000	1,608,575	—	634,100	382,906	39,223	3,310,804	2,927,898
Deneen L. Donnley Senior Vice President and General Counsel of the Company and Con Edison of New York	2023	673,233	1,268,060	—	633,600	—	180,457	2,755,350	2,755,350
	2022	647,817	1,290,828	—	597,800	—	173,018	2,709,463	2,709,463
	2021	628,867	903,540	—	555,600	—	152,537	2,240,453	2,240,453
Robert Sanchez President and Chief Executive Officer, Orange & Rockland (until April 1, 2024)	2023	566,475	1,062,670	—	613,700	1,314,906	39,179	3,596,930	2,282,024
	2022	545,075	1,089,660	—	641,200	—	37,282	2,313,217	2,313,217
	2021	529,208	1,013,060	—	507,200	432,919	36,850	2,519,237	2,086,318
Mark Noyes(7) Former President and Chief Executive Officer of the Clean Energy Businesses	2023	85,800	2,989,871	1,500,000	89,900	—	58,548	4,724,119	4,724,119
Footnotes:
(1)
For 2022 and 2023, the stock awards included both time-based and performance-based stock units. For the performance-based units, dividends and dividend equivalents are not paid and do not accrue on awards until after the Compensation Committee has approved the results of the pre-established objectives. For time-based units, dividends and dividend equivalents do not accrue on unvested awards. The aggregate grant date value is computed in accordance with FASB ASC Topic 718 and reflects the assumptions used for the Company’s financial statements. (See Note O to the financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.) The actual value to be realized, if any, for performance-based awards made to the Named Executive Officers will depend on the satisfaction of certain pre-established objectives, the performance of Company Common Stock, and for the time-based awards, on the Named Executive Officer’s continued service. The awards granted for fiscal year 2023 are set forth on the “Grants of Plan-Based Awards Table.” Based on the fair value per share at grant date, the following are the maximum potential values of the performance units granted under the long term incentive plan to each Named Executive Officer for the 2023–2025 performance period, assuming the maximum level of performance is achieved: Mr. Cawley $8,877,602; Mr. Hoglund $2,244,911; Mr. Ketschke $2,159,876; Ms. Donnley $1,683,683; Mr. Sanchez $1,411,573 and Mr. Noyes $1,309,531.

(2)	The amounts paid were awarded under the annual incentive plan.
Consolidated Edison, Inc. Proxy Statement 73

Summary Compensation Table
(3)
Amounts do not represent actual compensation received. Instead, the amounts represent the aggregate changes to the actuarial present value for Messrs. Cawley, Ketschke, and Sanchez, and the change in account balance for Mr. Hoglund of the accumulated pension benefit based on the difference between the amounts required to be disclosed in the “Pension Benefits Table” for the year indicated and the amounts reported or that would have been reported in the “Pension Benefits Table” for the previous year.

(4)	For 2023, the amount reported in the “All Other Compensation” column for each Named Executive Officers is as follows:
	Timothy P. Cawley	Robert Hoglund	Matthew Ketschke	Deneen L. Donnley	Robert Sanchez	Mark Noyes
	($)	($)	($)	($)	($)
Personal use of Company provided vehicle	13,299	4,069	8,383	5,500	8,485	—
Driver or other transportation related costs	8,516	—	—	—	—	3,400
Financial planning	19,000	13,700	13,700	13,700	13,700	—
Supplemental health insurance	—	2,784	2,784	601	—	—
Company matching contributions:
Qualified savings plan	8,313	19,800	9,900	19,800	9,900	5,148
Non-qualified deferred income plan	30,475	33,914	13,770	20,594	7,094	—
Company non-elective contributions
Qualified defined contribution pension formula	—	23,700	—	12,467	—	—
Non-qualified defined contribution pension formula	—	161,387	—	107,795	—	50,000
Total	79,603	259,354	48,537	180,457	39,179	58,548
The value of the items in the table are based on the aggregate incremental cost, which, except for the Company-provided vehicle, is the actual cost to the Company. The cost of the Company-provided vehicle was determined based on the personal use of the vehicle as a percentage of total usage compared to the lease value of the vehicle. The Company did not provide above-market or preferential earnings with respect to the non-qualified deferred compensation arrangements.
(5)	Represents, for each Named Executive Officer, the total of all other columns of the table under the applicable SEC rules.
(6)
To show the effect that the year-over-year change in pension value had on total compensation, this column is included to show total compensation minus the change in pension value. The amounts reported in the “SEC Total Without Change in Pension Value” column may differ substantially from the amounts reported in the “SEC Total” column required under SEC rules and are not a substitute for total compensation. The “SEC Total Without Change in Pension Value” column represents total compensation, as required under applicable SEC rules, minus the change in pension value reported in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column.

(7)
Mr. Noyes was not a Named Executive Officer in 2021 or 2022. He departed the Company on March 1, 2023 in connection with the Company’s sale of all of the stock of the Clean Energy Businesses. In accordance with the arrangements applicable to Mr. Noyes, and in connection with the sale, he received the following: (i) his base salary for the period from January 1, 2023 through February 28, 2023; (ii) stock awards with a fair value of $2,989,871, which includes $1,006,800 representing the full fair value of the stock awards granted to Mr. Noyes on February 15, 2023 and $1,983,071, representing the actual pro-rata payout of each of Mr. Noyes’ 2021, 2022 and 2023 LTIP grants consisting of $1,395,130, $542,684 and $45,257, respectively, under the arrangements, and the modification of the terms of the LTIP grants pursuant to his deemed retirement status; (iii) a transaction bonus of $1,500,000 in connection with the consummation of the sale; (iv) a pro-rata portion of his annual incentive for fiscal 2023 paid in accordance with the arrangements, at the higher of the actual attainment of performance measures or the attainment of the performance measures assuming target for all performance levels attained; and (v) the amounts set forth in the All Other Compensation column as described in footnote (4) above.

74 Consolidated Edison, Inc. Proxy Statement

Grants of Plan-Based Awards Table
GRANTS OF PLAN-BASED AWARDS TABLE
The following table sets forth certain information with respect to the grant of equity plan awards and non-equity incentive plan awards awarded to the Named Executive Officers for the fiscal year ended December 31, 2023.
Name & Principal Position	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares or Units(3)	Grant Date Fair Value of Stock Awards(4) ($)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Timothy P. Cawley President and Chief Executive Officer of the Company and Chief Executive Officer, Con Edison of New York	2/15/2023	210,938	1,687,500	3,290,625	1,305	52,200	99,180		4,672,422
	2/15/2023							22,400	1,989,358
Robert Hoglund Senior Vice President and Chief Financial Officer of the Company and Con Edison of New York	2/15/2023	84,200	673,600	1,313,250	330	13,200	25,080		1,181,532
	2/15/2023							5,700	506,238
Matthew Ketschke President, Con Edison of New York	2/15/2023	80,000	640,000	1,248,000	318	12,700	24,130		1,136,777
	2/15/2023							5,500	488,483
Deneen L. Donnley Senior Vice President and General Counsel of the Company and Con Edison of New York	2/15/2023	59,100	472,800	921,960	248	9,900	18,810		886,149
	2/15/2023							4,300	381,911
Robert Sanchez President and Chief Executive Officer, Orange & Rockland	2/15/2023	56,825	454,600	909,200	208	8,300	15,770		742,933
	2/15/2023							3,600	319,737
Mark Noyes(5) Former President, Clean Energy Businesses	2/15/2023	52,488	419,900	839,800	193	7,700	14,630		689,227
	2/15/2023							3,300	293,073
	2/28/2023(6)							19,874	1,983,071
Footnotes:
(1)	Represents the annual cash incentive award opportunity awarded under the Company’s annual incentive plan.
(2)
Represents grants of performance-based units for the 2023–2025 performance period granted under the Company’s long term incentive plan. Based on the fair value at grant date, the following are the maximum potential values of the performance-based units granted to each Named Executive Officer under the long term incentive plan for the 2023–2025 performance period, assuming the maximum level of performance is achieved: Mr. Cawley $8,877,602; Mr. Hoglund $2,244,911; Mr. Ketschke $2,159,876; Ms. Donnley $1,683,683; Mr. Sanchez $1,411,573 and Mr. Noyes $1,309,531.

(3)	Represents the grant of time-based units to vest in full on December 31, 2025.
(4)	The “Grant Date Fair Value of Stock Awards” column reflects the grant date fair value of the performance units for the 2023–2025 performance period and the fair value of the time-based units.
(5)	For information on the fair value of Mr. Noyes’s stock awards, please refer to footnote (7) of the Summary Compensation Table.
(6)
Pursuant to SEC rules, represents the change in incremental fair value resulting from the modification of Mr. Noyes’ 2021, 2022 and 2023 LTIP grants in connection with the sale of the Clean Energy Businesses.

Consolidated Edison, Inc. Proxy Statement 75

Outstanding Equity Awards Table
OUTSTANDING EQUITY AWARDS TABLE
The following table sets forth certain information with respect to all unvested stock awards previously awarded to the Named Executive Officers as of the fiscal year ended December 31, 2023.
	STOCK AWARDS
	Equity Incentive Plan Awards: Number of unearned shares, units or other rights held that have not vested	Equity Incentive Plan Awards: Market or Payout Value of unearned shares, units or other rights that have not vested(1)
Name & Principal Position	(#)	($)
Timothy P. Cawley President and Chief Executive Officer of the Company and Chief Executive Officer, Con Edison of New York	49,200(2)	4,475,724
	23,300(3)	2,119,601
	52,200(4)	4,748,634
	22,400(5)	2,037,728
Robert Hoglund Senior Vice President and Chief Financial Officer of the Company and Con Edison of New York	13,600(2)	1,237,192
	6,500(3)	591,305
	13,200(4)	1,200,804
	5,700(5)	518,529
Matthew Ketschke President, Con Edison of New York	14,000(2)	1,273,580
	6,600(3)	600,402
	12,700(4)	1,155,319
	5,500(5)	500,335
Deneen L. Donnley Senior Vice President and General Counsel of the Company and Con Edison of New York	10,400(2)	946,088
	5,000(3)	454,850
	9,900(4)	900,603
	4,300(5)	391,171
Robert Sanchez President and Chief Executive Officer, Orange & Rockland	8,800(2)	800,536
	4,200(3)	382,074
	8,300(4)	755,051
	3,600(5)	327,492
Mark Noyes(6) Former President and Chief Executive Officer of the Clean Energy Businesses	3,172	288,557
	1,373	124,902
	415	37,753
	47	4,276
Footnotes:
(1)	The value was calculated using the closing price of the Company’s Common Stock on December 29, 2023 (the last business day of the year) of $90.97 per share.
(2)	The number of performance units and payment amount of the performance units will be determined as of December 31, 2024 based on satisfaction of performance goals for the 2022–2024 performance cycle.
(3)	Represents time-based units that will vest in full on December 31, 2024, subject to continued service.
(4)	The number of performance units and payment amount of the performance units will be determined as of December 31, 2025 based on satisfaction of performance goals for the 2023–2025 performance cycle.
(5)	Represents time-based units that will vest in full on December 31, 2025, subject to continued service.
(6)
Represents the pro-rata calculation of the payout of the time-based and performance-based equity awards (that are subject to the actual attainment of the performance measure) granted in 2022 and 2023 as discussed in footnote (7) to the Summary Compensation Table.

76 Consolidated Edison, Inc. Proxy Statement

Option Exercises and Stock Vested Table
OPTION EXERCISES AND STOCK VESTED TABLE
The following table sets forth certain information with respect to all stock awards vested in 2023 for the Named Executive Officers.
	STOCK AWARDS(1)
	Number of Shares Acquired on Vesting	Value Realized on Vesting
Name & Principal Position	(#)	($)
Timothy P. Cawley President and Chief Executive Officer of the Company and Chief Executive Officer, Con Edison of New York	131,869	11,429,086
Robert Hoglund Senior Vice President and Chief Financial Officer of the Company and Con Edison of New York	38,211	3,311,747
Matthew Ketschke President, Con Edison of New York	38,211	3,311,747
Deneen L. Donnley Senior Vice President and General Counsel of the Company and Con Edison of New York	21,463	1,860,198
Robert Sanchez President and Chief Executive Officer, Orange & Rockland	24,065	2,085,714
Mark Noyes(2) Former President and Chief Executive Officer of the Clean Energy Businesses	30,874	2,989,871
Footnotes:
(1)
Represents the vesting of each Named Executive Officer’s (except for Mr. Noyes) performance unit award for the 2021–2023 performance period, valued at $86.67, the closing price of the Company’s Common Stock on February 13, 2024. The actual number of shares received by each Named Executive Officer will depend upon each individual’s payout election under the Company’s LTIP.

(2)	Represents the pro-rata vesting of Mr. Noyes’ time-based and performance-based awards, as discussed in footnote (7) to the Summary Compensation Table.
Consolidated Edison, Inc. Proxy Statement 77

Pension Benefits
PENSION BENEFITS
Pension Plan Benefits
The tax-qualified defined benefit pension plan covers the Named Executive Officers hired before 2017 with the exception of Mr. Noyes because employees of the Clean Energy Businesses were not eligible for the defined benefit pension plan. The defined benefit pension plan was closed to new management and rehired management employees as of December 31, 2016 and, as a result, excludes Ms. Donnley and Mr. Noyes. The supplemental retirement income plan provides certain highly compensated employees, including the Named Executive Officers, whose benefits are limited by the Internal Revenue Code, with that portion of their defined benefit pension benefit that represents the difference between: (i) the amount they would have received under the defined benefit pension plan absent Internal Revenue Code limitations; and (ii) the amount actually paid from the defined benefit pension plan. All amounts under the supplemental retirement income plan are paid out of the Company’s general assets.
For management employees who participate in the defined benefit pension plan and who were hired before January 1, 2001, including Messrs. Cawley, Ketschke, and Sanchez, pension benefits are based on: (i) the participant’s highest average salary for 48 consecutive months within the 120 consecutive months prior to retirement (“final average salary”); (ii) the portion of final average salary in excess of the Social Security Wage Base ($160,200 for 2023) in the year of retirement; and (iii) the participant’s length of service. For purposes of the supplemental retirement income plan’s final average salary formula, a participant’s salary for a year is deemed to include any award under the Company’s annual incentive plans paid for that year. Participants in the retirement plan’s final average salary formula whose age and years of service equal 75, including Messrs. Cawley, Ketschke, and Sanchez, are entitled to an immediate or deferred lifetime annuity or a lump sum. Employees receiving retirement benefits under the final average salary formula are eligible to receive subsidized retiree medical benefits upon retirement.
For management employees who participate in the defined benefit pension plan and who were hired on or after January 1, 2001 but before January 1, 2017, including Mr. Hoglund, pension benefits are based on a cash balance formula that is expressed as a hypothetical account balance. Under the defined benefit pension plan’s cash balance formula, the Company provides each participant with two allocations: (i) an allocation based on the participant’s annual compensation (a compensation credit) and (ii) an allocation based on an interest percentage (an interest credit). The compensation credit percent, which can range from 4% to 7% depending on the participant’s age and years of service, is applied to the participant’s compensation during the quarter. In addition, a participant whose compensation exceeds the Social Security Wage Base will receive a 4% credit on the amount of his or her compensation that exceeds the Social Security Wage Base. Cash balance accounts receive a quarterly interest credit at a rate equal to one-quarter (1/4) of the annual interest rate payable on the 30-year U.S. Treasury bond, subject to a minimum annual rate of 3% and a maximum annual rate of 9%. Benefit distributions are made in the form of an immediate or deferred lifetime annuity or a lump sum payment.
Management employees hired or rehired by Con Edison of New York, Orange & Rockland, or Con Edison Transmission, on or after January 1, 2017, including Ms. Donnley, participate in the defined contribution pension formula within the savings plan. Until December 31, 2021, management employees covered under the cash balance formula in the defined benefit plan could have made an election to earn future retirement benefits under the defined contribution pension formula in the savings plan rather than the defined benefit pension plan. Effective January 1, 2018, after 14 years of credited service under the cash balance formula in the defined benefit plan, Mr. Hoglund made this election and his first contribution to the defined contribution pension formula in the savings plan took effect on April 1, 2018. The Company continues to provide Mr. Hoglund’s cash balance account in the defined benefit pension plan with interest credits attributable to his account balance prior to January 1, 2018.
78 Consolidated Edison, Inc. Proxy Statement

Pension Benefits
The defined contribution pension formula in the savings plan for employees of Con Edison of New York, Orange & Rockland, and Con Edison Transmission provides the same level of Company compensation credits for a participant as the cash balance formula in the defined benefit pension plan. Under the defined contribution pension formula in the savings plan, participating employees make their own investment elections and are responsible for their own investment results. The following table shows how the compensation credit is calculated for Mr. Hoglund and Ms. Donnley.
Age Plus Years of Service	Crediting Rate on Compensation	Plus	Crediting Rate on Compensation Above Social Security Wage Base
	(%)	+	(%)
At Least 50 but less than 65	6		4
65 and Over	7		4
Defined Benefit Pension Table
The following table shows certain pension benefits information for each Named Executive Officer except Ms. Donnley and Mr. Noyes (who were not eligible for the plan) as of December 31, 2023.
Name & Principal Position	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1)	Payments during Last Fiscal Year
		(#)	($)	($)
Timothy P. Cawley President and Chief Executive Officer of the Company and Chief Executive Officer, Con Edison of New York	Retirement Plan	37	2,024,888	—
	Supplemental Retirement Income Plan	37	16,606,055	—
Robert Hoglund Senior Vice President and Chief Financial Officer of the Company and Con Edison of New York	Retirement Plan	14	404,471	—
	Supplemental Retirement Income Plan	19(2)	2,153,092	—
Matthew Ketschke President, Con Edison of New York	Retirement Plan	29	1,279,365	—
	Supplemental Retirement Income Plan	29	3,396,434	—
Robert Sanchez President and Chief Executive Officer, Orange & Rockland	Retirement Plan	34	1,984,332	—
	Supplemental Retirement Income Plan	34	5,580,840	—
Footnotes:
(1)
Amounts were calculated as of December 31, 2023 using the assumptions that were used for the Company’s financial statements. (See Note E to the financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for material assumptions). The amount of the Present Value of Accumulated Benefits for the Supplemental Retirement Income Plan as of December 31, 2022, as reported in the 2023 Proxy Statement, for the following Named Executive Officers should have been as follows: Mr. Cawley $11,058,833; Mr. Hoglund $2,015,455; Mr. Ketschke $1,975,162; and Mr. Sanchez $4,541,887.

(2)
As part of Mr. Hoglund’s employment offer in 2004, the Company agreed to provide him with an additional ten years of service to offset part of the long-term incentives forfeited upon leaving his previous employer. Five of the additional ten years of service vested on April 1, 2014 after he completed ten years of continuous employment and were credited to the supplemental retirement income plan. The remaining five years would have vested on April 1, 2019 after he completed 15 years of continuous service. However, effective January 1, 2018, after 14 years of credited service under the cash balance formula in the defined benefit plan, Mr. Hoglund elected to participate in the defined contribution pension formula in the savings plan. As a result, Mr. Hoglund’s years of credited service under the cash balance formula were frozen effective April 1, 2018. The remaining five years of service were credited under the defined contribution pension formula in the savings plan.

Consolidated Edison, Inc. Proxy Statement 79

Non-Qualified Deferred Compensation
NON-QUALIFIED DEFERRED COMPENSATION
Deferred Income Plan
All management employees, including the Named Executive Officers, whose benefits under the tax-qualified savings plan, are described on page 69, are subject to the compensation limit in the Internal Revenue Code, are eligible to participate in a deferred income plan, a non-qualified deferred compensation plan. (The Internal Revenue Code limit for 2023 was $330,000.) The deferred income plan permits participating employees, including the Named Executive Officers, to defer on a before-tax basis: (i) up to 50% of their base salary; (ii) all or a portion of their annual incentive award; and (iii) the cash value of any restricted stock unit awards. Under the deferred income plan, the Company credits participating employees with a Company matching contribution on that portion of their contributions that cannot be matched under the tax-qualified savings plan because of Internal Revenue Code limitations. Participants whose benefits under the defined contribution pension formula in the savings plan were subject to the compensation limits in the Internal Revenue Code in 2018, received those benefits in the deferred income plan.
Earnings on amounts contributed under the deferred income plan reflect investment in accordance with participating employees’ investment elections. Deferrals and any earnings thereon are always 100% vested. Company non-elective contributions vest 100% three years after a participating employee’s date of hire.
There were no above-market or preferential earnings with respect to the deferred income plan. Individuals participating in the deferred income plan may elect to receive the performance of institutionally-managed funds. Participants may change their investment allocation once per calendar quarter. All amounts distributed from the deferred income plan are paid out of the Company’s general assets.
Savings Plan
Employees who participate in the savings plan, including the Named Executive Officers, may contribute up to 50% of their compensation on a before-tax basis and/or an after-tax basis, into their savings plan accounts. For Messrs. Cawley, Ketschke, and Sanchez, whose pension benefit is based on the final average salary formula in the defined benefit pension plan, the Company matches 50% for each dollar contributed by participating employees on the first 6% of their regular earnings. For Mr. Hoglund and Ms. Donnley (and Mr. Noyes until his departure), who participate in the defined contribution pension formula in the savings plan, the Company matches 100% for each dollar contributed by such participating employees on the first 4% of their regular earnings plus an additional 50% for each dollar contributed on the next 4% of their regular earnings.
Under the defined contribution pension formula in the savings plan, the Company makes non-elective employer contributions for employees of Con Edison of New York, Orange & Rockland, and Con Edison Transmission at the same level as it would under the cash balance formula in the defined benefit pension plan. Contributions for employees of Clean Energy Businesses were fixed at 3% of eligible compensation.
Management employees who participate in the defined contribution pension formula and are subject to Internal Revenue Code limits, are eligible to participate in the supplemental defined contribution pension formula.
The cash balance formula and the defined contribution pension formula are both described in the narrative to the “Defined Benefit Pension Table” on page 79.
Amounts deferred under the savings plan and the deferred income plan by the Named Executive Officers are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the “Summary Compensation Table.” Company matching contributions and non-elective contributions under the defined contribution pension formula to the Named Executive Officers under the savings plan and the deferred income plan are shown in the “All Other Compensation” column of the “Summary Compensation Table.” Amounts realized upon vesting of stock awards that were deferred into the deferred income plan, if any, are shown on the “Value Realized on Vesting” column of the “Option Exercises and Stock Vested Table” on page 77.
80 Consolidated Edison, Inc. Proxy Statement

Non-Qualified Deferred Compensation
Non-Qualified Deferred Compensation Table
The following table sets forth certain information with respect to non-qualified deferred compensation for each Named Executive Officer as of December 31, 2023.
Name & Principal Position	Plan Name	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY(2)	Aggregate Earnings/ (Losses) in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4)
		($)	($)	($)	($)	($)
Timothy P. Cawley President and Chief Executive Officer of the Company and Chief Executive Officer, Con Edison of New York	Deferred Income Plan	60,950	30,475	457,091	—	2,379,533
Robert Hoglund Senior Vice President and Chief Financial Officer of the Company and Con Edison of New York	Deferred Income Plan	1,185,611	33,914	1,816,444	—	7,606,764
	Supplemental Defined Contribution Pension Formula in Savings Plan	—	161,387	281,574	—	1,641,803
Matthew Ketschke President, Con Edison of New York	Deferred Income Plan	27,540	13,770	30,440	—	157,889
Deneen L. Donnley Senior Vice President and General Counsel of the Company and Con Edison of New York	Deferred Income Plan	117,129	20,594	51,668	—	457,598
	Supplemental Defined Contribution Pension Formula in Savings Plan	—	107,795	40,759	—	342,173
Robert Sanchez President and Chief Executive Officer, Orange & Rockland	Deferred Income Plan	14,189	7,094	53,251	—	255,383
Mark Noyes(5) Former President, Clean Energy Businesses	Deferred Income Plan	—	—	94,047	—	399,226
	Supplemental Defined Contribution Pension Formula in Savings Plan	—	50,000	32,273	—	252,985
Footnotes:
(1)
Amounts set forth under “Executive Contributions in Last FY” column are reported in either: (i) the “Salary” column of the “Summary Compensation Table” on pages 73 through 74; (ii) the “Value Realized on Vesting” column of the “Option Exercises and Stock Vested Table” on page 77; or (iii) the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” of the Company’s Proxy Statements for its 2023 and 2024 annual meetings of stockholders, as applicable.

(2)	The amounts set forth under the “Registrant Contributions in Last FY” column are reported in the “All Other Compensation” column of the “Summary Compensation Table” on pages 73 through 74.
(3)
Represents earnings or losses on accounts for fiscal year 2023. No amounts set forth under “Aggregate Earnings/(Losses) in Last FY” column have been reported in the “Summary Compensation Table” on pages 73 through 74, as there were no above-market or preferential earnings credited to any Named Executive Officer’s account.

Consolidated Edison, Inc. Proxy Statement 81

Non-Qualified Deferred Compensation
(4)	Aggregate account balances in the non-qualified deferred compensation plans as of December 31, 2023:
Deferred Income Plan		Timothy P. Cawley	Robert Hoglund	Matthew Ketschke	Deneen L. Donnley	Robert Sanchez	Mark Noyes
		($)	($)	($)	($)	($)
Executive contributions		1,346,514	3,917,273	83,370	341,548	126,274	213,641
Company matching contributions		143,040	402,742	41,685	81,055	40,339	56,265
Company non-elective contributions		—	89,089	—	—	—	—
Earnings		889,979	3,197,660	32,834	34,995	88,770	129,320
	Total	2,379,533	7,606,764	157,889	457,598	255,383	399,226

Supplemental Defined Contribution Pension Plan
Company non-elective contributions		—	1,259,160	—	313,392	—	33,478
Earnings		—	382,643	—	28,781	—	219,507
	Total	—	1,641,803	—	342,173	—	252,985
(5)	As part of his compensation arrangements, in 2023, Mr. Noyes received a contribution of $50,000 to his supplemental defined contribution pension formula account in the savings plan.
82 Consolidated Edison, Inc. Proxy Statement

Potential Payments Upon Termination of Employment or Change in Control
POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL
The Severance Program for Officers of the Company and its subsidiaries (the “Severance Program”) provides compensation to officers, including the Named Executive Officers, in the event of a certain termination of employment or a change in control of the Company. The amount of compensation that would be potentially payable to each Named Executive Officer for each situation is provided in the table. These amounts are estimated and do not necessarily reflect the actual amounts that would be paid to these Named Executive Officers, which would only be known at the time if a termination of employment or change of control occurs. The table reflects the amount that could be payable under the Severance Program assuming such termination occurred on December 31, 2023. The price per share of the Company’s Common Stock on December 29, 2023 (the last trading day of the year) was $90.97. For information on benefits received by Mr. Noyes in connection with his termination of employment and the sale of the Clean Energy Businesses, please refer to page 84.
Name & Principal Position	Executive Benefits and Payments Upon Termination(1)	Resignation for any Reason (prior to CIC) or Resignation without Good Reason (following a CIC)	Retirement	Termination without Cause(2)	Termination for Cause	Termination without Cause or Resignation for Good Reason (following a CIC)(3)	Death or Disability
		($)	($)	($)	($)	($)	($)
Timothy P. Cawley President and Chief Executive Officer of the Company and Chief Executive Officer, Con Edison of New York	Severance	—	—	4,725,000	—	7,762,500	—
	Long-term plan incentives(4)	—	13,381,687(5)	13,381,687(5)	—	13,381,687(5)	13,381,687(5)
	Benefits perquisites	—	—	2,566,082	—	5,107,163	1,350,000
	Total(6)	—	13,381,687	20,672,769	—	26,251,350	14,731,687
Robert Hoglund Senior Vice President and Chief Financial Officer of the Company and Con Edison of New York	Severance	—	—	2,245,300	—	3,817,000	—
	Long-term plan incentives(4)	—	3,547,830(5)	3,547,830(5)	—	3,547,830(5)	3,547,830(5)
	Benefits and perquisites	—	—	235,917	—	446,834	898,100
	Total(6)	—	3,547,830	6,029,047		7,811,664	4,445,930
Matthew Ketschke President, Con Edison of New York	Severance	—	—	2,080,000	—	3,520,000	—
	Long-term plan incentives(4)	—	3,529,636(5)	3,529,636(5)	—	3,529,636(5)	3,529,636(5)
	Benefits and perquisites	—	—	1,018,836	—	2,012,671	800,000
	Total(6)	—	3,529,636	6,628,472	—	9,062,307	4,329,636
Deneen L. Donnley Senior Vice President and General Counsel of the Company and Con Edison of New York	Severance	—	—	1,621,000	—	2,769,200	—
	Long-term plan incentives(4)	—	2,692,712(5)	2,692,712(5)	—	2,692,712(5)	2,692,712(5)
	Benefits and perquisites	—	—	149,644	—	274,288(5)	675,400(5)
	Total(6)	—	2,692,712	4,463,356		5,736,200	3,368,112
Robert Sanchez President and Chief Executive Officer, Orange & Rockland	Severance	—	—	1,477,500	—	2,500,400	—
	Long-term plan incentives(4)	—	2,265,153(5)	2,265,153(5)	—	2,265,153(5)	2,265,153(5)
	Benefits and perquisites	—	—	190,909	—	356,818	568,300
	Total(6)	—	2,265,153	3,933,562	—	5,122,371	2,833,453
Footnotes:
(1)
Assumes that Messrs. Cawley, Hoglund, Ketschke, Sanchez, and Ms. Donnley for 2023 have base salaries of $1,350,000, $898,100, $800,000, $568,300 and $675,400, respectively, and annual bonus targets of 125%, 75%, 80%, 80% and 70%, respectively, and payout in accordance with each person’s relative achievement for 2023 as discussed on page 59. The amounts listed for Benefits and perquisites include incremental non-qualified retirement plan amounts

Consolidated Edison, Inc. Proxy Statement 83

Potential Payments Upon Termination of Employment or Change in Control
(supplemental retirement income plan), health care cost coverage, death benefit proceeds (deferred income plan), and outplacement costs. The table above does not include the specific benefit amount to be received by each Named Executive Officer upon termination of employment, under the Company’s qualified and non-qualified retirement plans and non-qualified deferred compensation plan (deferred income plan).
(2)
As per the Severance Program, the Named Executive Officer’s severance benefit pursuant to a termination without “Cause” (before a Change in Control or “CIC”) is equal to: (i) a lump sum equal to any unpaid base salary and annual target bonus prorated through the termination date and any accrued vacation pay; (ii) a lump sum equal to the net present value of one additional year of service credit or compensation credits under the Company’s retirement plans (assuming compensation at Named Executive Officer’s then annual rate of base salary and target annual bonus); (iii) a lump sum equal to 1x the sum of the Named Executive Officer’s then base salary and target annual bonus; (iv) one year continuation of health and life insurance coverage and one year of additional service credit toward eligibility for (but not for commencement of) retiree benefits; and (v) one year of outplacement costs.

(3)
As per the Severance Program, the Named Executive Officer’s severance benefit under a termination without Cause or resignation for Good Reason (on or following CIC) is equal to the same severance benefit under a termination without Cause (before CIC) as described in footnote (2) except the amounts in clauses (ii), (iii), and (iv) are 2x instead of 1x.

(4)
Potential payments under the long term incentive plan require the occurrence of a (i) CIC and (ii) qualifying termination of employment (a “CIC Separation from Service”) unless the Compensation Committee determines otherwise.

(5)	For disclosure purposes, the Compensation Committee is assumed to have acted pursuant to the long term incentive plan to fully accelerate the vesting of target performance unit awards.
(6)
The total amounts are in addition to: (i) vested or accumulated benefits under the Company’s defined benefit pension plans, 401(k) plans, and non-qualified deferred compensation plans, which are set forth in the compensation disclosure tables; (ii) benefits paid by insurance providers under life and disability insurance policies; and (iii) benefits generally available to all management employees, such as accrued vacation.

None of the Named Executive Officers is a party to an employment agreement with us (except for the arrangements as described herein in respect of Mr. Noyes).
Payments & Benefits to Mr. Noyes
Mr. Noyes departed the Company on March 1, 2023 with the Company’s closing of the sale of the Clean Energy Businesses. His departure did not make him eligible for any payment or benefits pursuant to the Severance Program. Mr. Noyes was a party to, or covered by, the following arrangements.
▪
A letter dated July 6, 2022 with the Company and the Clean Energy Businesses under which he would receive certain additional payments and benefits for his continued employment and contributions in completing the sale of the Clean Energy Businesses, under which, his departure following the sale of the Clean Energy Businesses was treated as a “retirement” pursuant to the Company 2013 Long Term Incentive Plan. As such, a portion of his 2021, 2022 and 2023 LTIP awards vested on a pro rata basis. The total value of the amount that vested was $1,983,071. In addition, 4,545 restricted stock units of his 2022 LTIP award and 462 restricted stock units of his 2023 LTIP Award remain outstanding and continue to be eligible for payment at the same time that active employees are paid out, generally, subject to the actual attainment of the applicable performance objectives.

▪
Mr. Noyes was a participant in the Con Edison Clean Energy Businesses, Inc. Retention Bonus Plan for Key Executives and, he was eligible for a pro-rata portion of his 2023 annual incentive bonus at the greater of: (i) the actual attainment of the performance measures or (ii) the attainment of the performance measures assuming target levels were attained. Mr. Noyes was paid $89,900 representing the attainment of target levels for certain measures and above target for others.

▪
A letter dated February 28, 2023 under the Purchase and Sale Agreement dated as of October 1, 2022, by and between the Company and RWE Renewables Americas, LLC pertaining to the transaction bonus in connection with the sale of the Clean Energy Businesses.

A description of the assumptions that were used in creating the table for the Named Executive Officers is as follows:
84 Consolidated Edison, Inc. Proxy Statement

Potential Payments Upon Termination of Employment or Change in Control
Equity Acceleration
Separation from Service
With respect to unvested time and performance-based equity awards under the long term incentive plan, in the event of a Termination, Retirement, death, or Disability, the Compensation Committee has discretion to determine the terms of the awards (including, without limitation, to accelerate the vesting of unvested awards). Unless otherwise provided by the Compensation Committee, in the event of a Retirement, death, or Disability, time and performance-based equity awards vest pro rata through the date of the event.
For the purposes of the long term incentive plan: (i) “Termination” means a resignation or discharge from employment, except death, Disability, or Retirement; (ii) “Retirement” means resignation on or after age 55 with at least five years of service; and (iii) “Disability” means an inability to work in any gainful occupation for which the person is reasonably qualified by education, training, or experience because of a sickness or injury for which the person is under doctor’s care.
Change in Control
As per the long term incentive plan, in the event of a CIC Separation from Service, unvested performance-based equity awards vest pro rata, assuming targeted performance was achieved.
For purposes of the long term incentive plan, “Change in Control” has the same meaning as “Change in Control” under the Severance Program.
For purposes of the long term incentive plan, a “CIC Separation from Service” means a termination without Cause or due to a resignation for Good Reason that occurs on or before the second anniversary following the occurrence of a Change in Control.
For purposes of the long term incentive plan, “Cause” means the conviction of the Named Executive Officer of a felony or the entering by the Named Executive Officer of a plea of nolo contendere to a felony, in either case having a significant adverse effect on the business and affairs of the Company.
“Good Reason” occurs if the Named Executive Officer resigns for any of the following reasons: (i) any material decrease in base compensation; (ii) any material breach by the Company of any material provisions of the long term incentive plan; (iii) a requirement by the Company for the Named Executive Officer to be based at any office or location more than 50 miles from the location the Named Executive Officer is employed prior to the Change in Control; or (iv) the assignment of any duties materially inconsistent in any respect with the Named Executive Officer’s position, authority, duties, or responsibilities.
Incremental Retirement Amounts
As per the Severance Program, the amounts relating to the incremental retirement amounts in the table are based on the net present value of one additional year of service credit under the Company’s retirement plans following a termination without Cause or a resignation for Good Reason (two additional years if such termination is in connection with a Change in Control) assuming compensation at the Named Executive Officer’s annual salary and target award, age 65 normal retirement, and the assumptions used to calculate lump sum benefits under the qualified retirement plan in December 2023.
The assumptions for Messrs. Cawley, Ketschke, and Sanchez include interest rates of 5.58% for the first five years, 5.66% for the next 15 years, and 5.56% thereafter (adjusted to 3.82%, 3.89%, and 3.80%, respectively, to reflect cost of living adjustments) and the RP-2000 mortality table projected for 2023 (50% male/50% female blend).
The assumptions for Mr. Hoglund’s and Ms. Donnley’s retirement amount are in accordance with the applicable defined contribution pension formula within the savings plan and reflect only additional compensation credits. All amounts payable pursuant to an incremental non-qualified retirement plan are assumed to be paid as a lump sum.
Consolidated Edison, Inc. Proxy Statement 85

Potential Payments Upon Termination of Employment or Change in Control
Termination Without Cause or a Resignation for Good Reason
As per the Severance Program, the Named Executive Officer will receive certain benefits as described in the table if he or she is terminated by the Company for reasons other than Cause or he or she resigns for Good Reason (following a Change in Control). A termination is for Cause if it is for any of the following reasons: (i) commission of, conviction of, or the entering of a plea of nolo contendere to, a felony, or a misdemeanor involving moral turpitude, if such felony or misdemeanor is work-related, materially impairs the Named Executive Officer’s ability to reasonably perform services for his or her employer, or results or could reasonably be expected to result in harm to the property, reputation, or business of his or her employer; (ii) willful and continued failure to substantially perform his or her duties in the course of employment with his or her employer (other than any such failure resulting from the Named Executive Officer’s physical or mental incapacity) after a written demand for substantial performance is delivered to the Named Executive Officer by the Board, the Chief Executive Officer, or the Company that employs the Named Executive Officer; (iii) conduct that results or could reasonably be expected to result in harm to the property, reputation, or business of his or her employer, including a violation or material failure to comply with his or her employer’s written policies or standards of conduct, including those relating to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct; (iv) refusal to follow the lawful directions of the Board, the Chief Executive Officer, or the company that employs the Named Executive Officer; (v) breach of any fiduciary duty owed to his or her employer; (vi) violation of applicable federal, state, or local law or regulation governing the business of his or her employer; (vii) violation of the drug and alcohol testing policies of his or her employer or reporting to work under the influence of alcohol or any controlled substance (other than a controlled substance that the Named Executive Officer is properly taking under a current prescription); (viii) misappropriation (or attempted misappropriation) of any assets or property of his or her employer; (ix) material breach of any written agreement between the Named Executive Officer and his or her employer; (x) resigning employment in lieu of being discharged for misconduct; or (xi) any conduct that the Administrator determines to be detrimental to his or her employer. As per the Severance Program, a resignation for Good Reason occurs if the Named Executive Officer resigns for any of the following reasons on or following a Change in Control: (i) any material decrease in base compensation (except uniform decreases affecting similarly situated employees); (ii) any material breach by the Company of any material provisions of the Severance Program; (iii) a requirement by the Company for the Named Executive Officer to be based more than 50 miles from the location the Named Executive Officer is employed prior to the Change in Control; or (iv) the assignment of any duties materially inconsistent in any respect with the Named Executive Officer’s position, authority, duties, or responsibilities.
Payments Upon Termination of Employment in Connection with a Change in Control
As per the Severance Program, the Named Executive Officer will receive certain benefits as described in the table if his other termination of employment is without Cause by the Company or he or she resigns for Good Reason following a Change in Control.
Section 280G Reduction
As per the Severance Program, in the event a Named Executive Officer receives any payment or distribution from the Company in connection with a Change in Control, he or she may be subject to certain excise taxes pursuant to Section 280G of the Internal Revenue Code. If any such payment or distribution subjects the Named Executive Officer to such taxes and the Named Executive Officer would receive a greater net after-tax amount if the payment were reduced to avoid such taxation, the aggregate present value of amounts payable to the Named Executive Officer pursuant to the Severance Program will be reduced (but not below zero) to the extent it does not trigger taxation under Section  4999 of the Internal Revenue Code.
Death Benefit
As per the Company’s Deferred Income Plan, participating officers, including the Named Executive Officers, are entitled to a death benefit equal to their individual base salary. The benefits are payable in a lump sum.
86 Consolidated Edison, Inc. Proxy Statement

Compensation Committee Report and Compensation Risk Management
COMPENSATION COMMITTEE REPORT
The Management Development and Compensation Committee of the Board of Directors of the Company has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for 2023 with management of the Company. Based on this review and discussion, the Committee recommended to the Board of Directors that the CD&A be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and this Proxy Statement.
Management Development and Compensation Committee:
Deirdre Stanley (Chair)
John F. Killian
Dwight A. McBride
William J. Mulrow
Michael W. Ranger
L. Frederick Sutherland
COMPENSATION RISK MANAGEMENT
As an annual practice, and in 2023, the Compensation Committee asked Mercer to undertake a risk assessment, of the Company’s compensation programs to determine whether the Company’s compensation policies and practices for employees, generally, could potentially have a material adverse effect on the Company’s risk management by creating incentives that could lead to excessive or inappropriate risk taking by employees. The Compensation Committee also asked management to review the assessment. Based on Mercer’s risk assessment findings, with which the Compensation Committee and management concur, it has been determined that the Company’s compensation programs are not reasonably likely to have a material adverse effect on the Company’s risk management or create incentives that could lead to excessive or inappropriate risk taking by employees.
Among the relevant features of the Company’s compensation programs that mitigate risk are:
▪	recoupment policies applicable to all Company Named Executive Officers and officers with respect to incentive-based and non-incentive-based compensation;
▪	annual and long-term incentives under the Company’s compensation programs appropriately balanced between annual and long-term financial performance goals;
▪	annual and long-term incentives tied to multiple performance goals to reduce undue weight on any one goal;
▪	non-financial performance factors used to determine the actual payout of annual incentive compensation as a counterbalance to financial performance goals;
▪	compensation programs designed to deliver a significant portion of compensation in the form of long-term incentives, discouraging excessive focus on annual results;
▪	performance-based equity awards based on performance over a three-year period, focusing on sustainable performance over a three-year cycle rather than for any one year;
▪	annual and long-term incentive awards that are subject to appropriate payment caps and Compensation Committee discretion to reduce payouts; and
▪	share ownership guidelines including for executives and restrictions on shorting, hedging, and pledging Company securities that further the long-term interests of stockholders.
Consolidated Edison, Inc. Proxy Statement 87

Pay Ratio
PAY RATIO
The Company is required by SEC rule (Item 402(u) of Regulation S-K) to disclose the median annual total compensation of all employees of the Company (excluding the Chief Executive Officer), the annual total compensation of the Chief Executive Officer, and the ratio of these two amounts (the “pay ratio”). The pay ratio below is a reasonable estimate based on the Company’s payroll records and the methodology described below and was calculated in a manner consistent with SEC rules. Because SEC rules for identifying the median employee and calculating the pay ratio allow companies to adopt a variety of methodologies, the pay ratio reported by other companies may not be comparable to the pay ratio reported below, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
The Company has elected to identify its median employee every three years unless a significant change in the Company’s employee population or employee compensation arrangements has occurred and the last time a median employee was selected was in 2021. For 2024, in order to identify its median employee, the Company reviewed its entire workforce (excluding the Chief Executive Officer, Timothy P. Cawley), consisting of 14,650 full- and part-time employees of the Company and its subsidiaries as of December 31, 2023 and the Company’s median employee was identified by a consistently applied compensation measure using earnings as reported on Internal Revenue Service Form W-2. In making this determination, the Company annualized the compensation of all employees hired during 2023 and did not make any cost of living adjustments. This was the same methodology used in the past to identify the Company’s median employee.
For 2023, the annual total compensation of the Company’s median employee, as calculated using Summary Compensation Table requirements, was $224,220 and the annual total compensation of the Chief Executive Officer as set forth in the Summary Compensation Table was $16,176,871, including $88,582 and $5,828,405, respectively, that represent the change in pension value for the median employee and for Mr. Cawley. Based on this information, the resulting pay ratio of the Chief Executive Officer’s annual total compensation to the annual total compensation of the Company’s median employee was 72 to 1.
88 Consolidated Edison, Inc. Proxy Statement

Pay Versus Performance Disclosure
PAY VERSUS PERFORMANCE
Pay Versus Performance Disclosure
The following table sets forth information regarding the Company’s performance, compensation per the Summary Compensation Table (SCT), and the compensation actually paid (CAP) to our named executive officers, as calculated in accordance with the SEC’s Pay-Versus-Performance (“PvP”) disclosure rule (Item 402(v) of Regulation S-K).
Pay Versus Performance Table
Year (a)	Summary Compensation Table Total for PEO (Cawley)	Summary Compensation Table Total for PEO (McAvoy)	Compensation Actually Paid to PEO1 (Cawley)	Compensation Actually Paid to PEO 1 (McAvoy)	Average Summary Compensation Table Total for Non-PEO NEOs[2]	Average Compensation Actually Paid to Non-PEO NEOs[1,2]	Value of Initial Fixed $100 Investment Based On:[3]		Net Income[4] ($000s)	Adjusted EPS[5] ($)
							Con Ed TSR	S&P 500 Utilities TSR
	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$16,176,871	N/A	$12,099,258	N/A	$3,975,767	$3,097,370	$116.72	$111.59	$2,519,000	$5.07
2022	$9,592,297	N/A	$15,950,905	N/A	$2,944,374	$4,757,406	$118.04	$120.09	$1,660,000	$4.57
2021	$10,342,198	N/A	$11,580,540	N/A	$2,915,228	$3,326,277	$102.07	$118.24	$1,346,000	$4.39
2020	$7,463,464	$15,756,548	$1,696,155	$657,256	$2,499,992	$1,634,554	$83.01	$100.48	$1,101,000	$4.18
Footnotes:
(1)
In determining the CAP to our NEOs, the Company is required to make various adjustments to amounts that have been previously reported in the SCT in previous years, as the PvP rule’s valuation methods for this section differ from those required in the SCT. The tables below show the amounts that were deducted and added to SCT total compensation to calculate CAP. The large difference in SCT and CAP values for Mr. McAvoy in 2020 were partially driven by his retirement in December 2020, which caused prorated portions of his outstanding stock awards to be forfeited and reduced their CAP value for 2020 significantly, in addition to the large pension value differences between SCT and CAP amounts.

PEO SCT Total to CAP Reconciliation (Cawley):
PEO: Mr. Cawley	2023	2022	2021	2020
Total Compensation as reported in SCT	$16,176,871	$9,592,297	$10,342,198	$7,463,464
Subtract pension values reported in SCT	$(5,828,405)	$—	$(1,500,611)	$(4,696,808)
Subtract fair value of equity awards granted during fiscal year	$(6,661,780)	$(6,076,950)	$(5,551,295)	$(1,483,852)
Add pension value attributable to fiscal year’s service and any change in pension value attributable to plan amendments made in the fiscal year	$215,044	$164,521	$246,088	$98,552
Add fair value of equity compensation granted in fiscal year – value at year-end	$7,472,792	$8,196,063	$8,004,570	$1,081,350
Add dividends paid on unvested shares/share units and stock options	$—	$—	$—	$—
Add/subtract change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$1,292,556	$4,122,354	$(20,396)	$(958,666)
Add/subtract change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	$(567,820)	$(47,380)	$59,986	$192,115
Subtract fair value of forfeited awards determined at end of prior fiscal year for awards made in prior fiscal years that were forfeited during current fiscal year	$—	$—	$—	$—
Compensation Actually Paid to PEO	$12,099,258	$15,950,905	$11,580,540	$1,696,155
Consolidated Edison, Inc. Proxy Statement 89

Pay Versus Performance Disclosure
PEO SCT Total to CAP Reconciliation (McAvoy):
PEO: Mr. McAvoy	2023	2022	2021	2020
Total Compensation as reported in SCT	N/A	N/A	N/A	$15,756,548
Subtract pension values reported in SCT	N/A	N/A	N/A	$(6,390,264)
Subtract fair value of equity awards granted during fiscal year	N/A	N/A	N/A	$(6,308,838)
Add pension value attributable to fiscal year’s service and any change in pension value attributable to plan amendments made in the fiscal year	N/A	N/A	N/A	$260,514
Add fair value of equity compensation granted in fiscal year – value at year-end	N/A	N/A	N/A	$1,532,925
Add dividends paid on unvested shares/share units and stock options	N/A	N/A	N/A	$—
Add/subtract change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	N/A	N/A	N/A	$(5,490,290)
Add/subtract change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	N/A	N/A	N/A	$1,296,661
Subtract fair value of forfeited awards determined at end of prior fiscal year for awards made in prior fiscal years that were forfeited during current fiscal year	N/A	N/A	N/A	$—
Compensation Actually Paid to PEO	N/A	N/A	N/A	$657,256
Average Non-PEO NEOs SCT Total to CAP Reconciliation:
Non-PEO NEOs: Average	2023	2022	2021	2020
Total Compensation as reported in SCT	$3,975,767	$2,944,374	$2,915,228	$2,499,992
Subtract pension values reported in SCT	$(627,419)	$—	$(239,098)	$(317,837)
Subtract fair value of equity awards granted during fiscal year	$(1,726,726)	$(1,447,991)	$(1,283,438)	$(983,412)
Add pension value attributable to current years’ service and any change in pension value attributable to plan amendments made in the current year	$89,039	$98,261	$101,242	$17,710
Add fair value of equity compensation granted in current year – value at year-end	$1,264,907	$1,950,109	$1,840,223	$732,333
Add dividends paid on unvested shares/share units and stock options	$—	$—	$—	$—
Add/subtract change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$225,166	$1,264,090	$7,692	$(435,834)
Add/subtract change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	$174,492	$(51,437)	$(15,572)	$121,602
Subtract fair value of forfeited awards determined at end of prior year for awards made in prior fiscal years that were forfeited during current fiscal year	$(277,856)	$—	$—	$—
Compensation Actually Paid to NEO	$3,097,370	$4,757,406	$3,326,277	$1,634,554
(2)	The non-principal executive officer (PEO) named executive officers (NEOs) reflected in columns (d) and (e) represent the following individuals for each of the years shown:
▪	2023: R. Hoglund, D. Donnley, R. Sanchez, M. Ketschke, M. Noyes
▪	2022: R. Hoglund, D. Donnley, R. Sanchez, M. Ketschke
90 Consolidated Edison, Inc. Proxy Statement

Pay Versus Performance Disclosure
▪	2021: R. Hoglund, D. Donnley, R. Sanchez, M. Ketschke
▪	2020: R. Hoglund, D. Donnley, R. Sanchez, M. Noyes
(3)
Pursuant to the SEC’s PvP rule, the comparison assumes $100 was invested on December 31, 2019 in the Company’s Common Stock. Historic stock price performance is not necessarily indicative of future stock performance.

(4)	Reflects after-tax net income attributable to stockholders prepared in accordance with GAAP for each of the years shown.
(5)
Adjusted EPS is the financial measure from the tabular list of Company Performance Metrics below which in the Company’s assessment represents the most important financial and non-financial performance measures used by the Company to link CAP to the Company’s CEOs and NEOs for the years shown to the Company’s performance. Adjusted EPS as used in this Proxy Statement is a non-GAAP financial measure. Please refer to Appendix B for the Reconciliation of Non-GAAP Financial Measures.

Most Important Financial Performance Measures
The list below represents the Company’s most important measures used to link compensation to performance:
Company Performance Metrics(1)
Relative TSR
Adjusted EPS
Adjusted Net Income
Operating Objectives
Operating Budget
Capital Budget
(1)
For further information regarding these Company performance metrics and their function in the Company’s executive compensation program, please see the “Compensation Discussion and Analysis” section of this Proxy Statement.

Relationship between CAP and Company Performance
For all charts below, 2020 CEO Compensation is the sum of the amounts paid to Messrs. McAvoy and Cawley.
CAP vs. TSR
As shown in the chart below, the PEO and other NEOs’ CAP amounts are directionally aligned with the Company’s TSR. The Company’s lower TSR in 2020 relative to the S&P 500 Utilities Index aligned with lower CAP for the PEO and NEOs, while stronger performance in 2021 and 2022 aligned with higher CAP. A decrease in 2023 TSR relative to 2022 aligned with a decrease in CAP for the PEO and NEOs.
Consolidated Edison, Inc. Proxy Statement 91

Pay Versus Performance Disclosure
Relative TSR, which is identified in the Tabular List of Company Performance Metrics above, is an important financial performance measure used by the Company to link compensation to performance. It is a performance metric used in the Company’s long-term equity incentive awards, with a weighting of 50% for performance unit awards, which constitute the majority of equity-based compensation granted to the PEO and other NEOs. The relative TSR peer group used in the Company’s performance unit awards and the compensation peer group presented in the Pay Versus Performance Table are substantially similar. For further information regarding the Company’s relative TSR peer group, please refer to the “Competitive Positioning—Attraction and Retention” section of this Proxy Statement.

CAP vs. GAAP Net Income
The Company’s GAAP Net Income performance increased in 2021 and 2022 aligning directionally with higher CAP. It increased again in 2023, in part due to the impact of a one-time gain on the sale of the Clean Energy Business and CAP decreased.

92 Consolidated Edison, Inc. Proxy Statement

Pay Versus Performance Disclosure
CAP vs. Company Selected Measure
Adjusted EPS (non-GAAP) growth from 2020-2022 years aligned directionally with CAP at higher levels. Adjusted EPS also grew in 2023, while CAP decreased. Adjusted EPS is not determined in accordance with GAAP. Information on how the Company calculates Adjusted EPS is disclosed in Appendix B.

Consolidated Edison, Inc. Proxy Statement 93

Approval of Company Stock Purchase Plan
APPROVAL OF COMPANY STOCK PURCHASE PLAN
Proposal No. 4 Approval of Company Stock Purchase Plan
Introduction
The Company’s stockholders are being requested to approve the Stock Purchase Plan to extend the plan term for an additional ten years and to authorize up to ten million (10,000,000) shares of Company Common Stock for issuance. The Stock Purchase Plan continues the provisions of the Company’s current stock purchase plan (the “Expiring Stock Purchase Plan as approved by the Company’s stockholders in May 2014, which includes amendments dated December 22, 2016, October 2, 2020 and December 24, 2020, which did not require stockholder approval), and to include updates reflecting market practice with respect to certain plan governance, administrative and operational provisions. New York Stock Exchange rules require stockholder approval for equity compensation plans such as the Stock Purchase Plan because the Company is authorizing Company Common Stock for issuance under the Stock Purchase Plan and extending the term of the Stock Plan through May 20, 2034.
The Stock Purchase Plan was reviewed by the Compensation Committee in consultation with its independent compensation consultant, Mercer and the Compensation Committee recommended that the Board of Directors approve, and the Board of Directors unanimously approved, the Stock Purchase Plan, subject to the approval of the Company’s stockholders at the Annual Meeting.
If approved by the Company’s stockholders at the Annual Meeting, the Stock Purchase Plan will become effective on May 20, 2024. The Company plans to file a Registration Statement on Form S-8 with the SEC to register the shares of Company Common Stock, effective upon and subject to stockholder approval of the Stock Purchase Plan, as soon as practicable following such stockholder approval of the Stock Purchase Plan.
Timing of Proposal
The Expiring Stock Purchase Plan was approved by the Company’s stockholders at the Annual Meeting held on May 19, 2014 and is scheduled to expire on May 19, 2024. If approved by the Company’s stockholders at the Annual Meeting, the Stock Purchase Plan is scheduled to expire on May 20, 2034.
Description of the Stock Purchase Plan
The following is a summary of the material terms of the Stock Purchase Plan. Capitalized terms used in this summary have the meaning set forth in the Stock Purchase Plan. The complete text of the Stock Purchase Plan is set forth in Appendix D to this Proxy Statement, and stockholders are urged to review it together with the following information, which is qualified in its entirety by reference to Appendix D.
Purpose of the Stock Purchase Plan. The Stock Purchase Plan is a broad-based employee stock purchase plan providing eligible union and management employees of the Company and its participating affiliates and members of the Board of Directors of the Company with the opportunity to purchase shares of Company Common Stock with a discount from the prevailing market price of a share of Company Common Stock through matching contributions from the Company or its participating affiliates (referred to herein as a “Company matching contribution”) equal to 11.11 percent of a participant’s contribution. Approval of the Stock Purchase Plan will continue to allow purchases of shares of Company Common Stock to be made in a convenient manner, through payroll deductions or cash payments, and without any fees, commissions or charges payable by participants, other than the purchase price.
Term of the Stock Purchase Plan. The maximum term of the Stock Purchase Plan is ten years following approval by the Company’s stockholders, unless an extension of the term is subsequently approved by stockholders. If the Stock Purchase Plan is approved by stockholders at the Annual Meeting, the Stock Purchase Plan will continue in operation until May 20, 2034.
94 Consolidated Edison, Inc. Proxy Statement

Approval of Company Stock Purchase Plan
Eligibility and Participation. Employees of the Company and its participating affiliates are eligible to participate in the Stock Purchase Plan. In addition, members of the Board of Directors of the Company are also eligible. As of December 31, 2023, the eligible participants included approximately 14,000 employees, 10 executive officers of the Company and participating affiliates and 11 non-employee members of the Board of Directors of the Company. As of December 31, 2023, more than 58% of employees of the Company and its participating affiliates were participating in the Expiring Stock Purchase Plan.
Available Shares and Investment Limits. The maximum number of shares of Company Common Stock authorized for issuance pursuant to the Stock Purchase Plan is ten million (10,000,000), subject to adjustment by reason of stock split, spinoff, recapitalization, merger, consolidation, or similar corporate transaction that affects shares of Company Common Stock. Eligible participants, other than non-employee members of the Board of Directors of the Company, may contribute a percentage of their base pay of up to 20 percent of their pay through payroll deductions, subject to a maximum amount, excluding dividend reinvestments, of $25,000 during any calendar year. Non-employee members of the Board of Directors of the Company may invest under the Stock Purchase Plan through cash payments, subject to a maximum amount, excluding dividend reinvestments, of $25,000 during any calendar year. The maximum annual benefit under the Stock Purchase Plan available to a participant is $27,777.78 (excluding dividend reinvestments and brokerage commissions), based on the maximum annual Company matching contribution available to a participant who makes the maximum annual contribution of $25,000. Dividends paid on shares of Company Common Stock held under the Stock Purchase Plan are reinvested in additional shares, unless otherwise directed by the participant.
Source of Shares. Shares of Company Common Stock purchased under the Stock Purchase Plan may be authorized, but unissued, shares of Company Common Stock or treasury shares of Company Common Stock purchased directly from the Company by the agent that the Company appoints to administer the Stock Purchase Plan (“New Shares”), or shares of Company Stock purchased by the agent on any securities exchange where shares are traded, in the over-the-counter market, or in negotiated transactions (“Shares Purchased on the Open Market”).
Dilution. Total potential dilution (as a percentage of the 345,510,031 shares of Company Common Stock outstanding as of January 31, 2024) associated with the ten million (10,000,000) shares of Company Common Stock authorized under the Stock Purchase Plan is 2.9%. Under the Expiring Stock Purchase Plan, participants purchased 751,702 shares of Company Common Stock for $69.0 million in 2023; 744,932 shares of Company Common Stock for $68.2 million in 2022 and 957,866 shares of Company Common Stock for $70.3 million in 2021, including dividend reinvestments. Annual dilution in each of 2023 and 2022 was 0.2% and 0.3% in 2021. Annual dilution equals shares purchased divided by the number of shares of Company Common Stock outstanding at the beginning of the year. The actual dilution associated with the shares of Company Common Stock to be issued under the Stock Purchase Plan prior to its scheduled termination on May 20, 2034 is not determinable at this time, and will depend on the amounts invested by participants and the purchase price of the shares of Company Common Stock at various future dates. In addition, the Company may from time to time determine whether shares of Common Stock purchased under the Stock Purchase Plan will be Shares Purchased on the Open Market (which would not be dilutive) or New Shares. Potential dilution amount is a forward-looking statement. Forward-looking statements are not facts. Actual results may differ materially because of factors such as those identified in reports the Company files with the SEC.
Purchase Price of Shares The purchase price to participants for Company Common Stock under the Stock Purchase Plan is calculated by the Stock Purchase Plan third-party agent as soon as practicable after the end of each calendar month, who will assign a stock price for any contributions made by payroll deduction during such calendar month, cash contributions received through the 15th of such calendar month, any dividends to be reinvested that calendar month, if any, and related contributions made by the Company or its participating affiliates. The price assigned to each share of Company Common Stock will be the closing price of a share of Company Stock on the last business day of such calendar month, as reported on the New York Stock Exchange. All brokerage commissions and other reasonable expenses of purchase incurred by the agent in the purchase of shares of Company Common Stock under the Stock Purchase Plan for participants are paid by the Company or its participating affiliates, as applicable, and are not included in the cost of the shares of Company Common Stock to the participants.
Consolidated Edison, Inc. Proxy Statement 95

Approval of Company Stock Purchase Plan
Company Matching Contributions. The Company or its participating affiliates contribute an amount equal to one-ninth of the amount invested by each participant (including dividend reinvestments)—$1 for each $9 invested. The maximum Company matching contribution available to a participant annually is $2,778 (excluding dividend reinvestment and brokerage commissions), which is available to participants who make the maximum annual contribution of $25,000.
Holding Period. A participant may at any time withdraw or dispose of shares of Company Common Stock held under the Stock Purchase Plan. However, if the shares of Company Common Stock have been held for less than one year, the participant is ineligible to make further investments under the Stock Purchase Plan (including dividend reinvestments) until the first day of the 13th calendar month following the calendar month during which the shares of Company Common Stock were purchased.
Modification and Termination of the Stock Purchase Plan. The Company reserves the right and power to suspend, terminate, amend or otherwise modify the Stock Purchase Plan; provided, however, that no suspension, termination, amendment or modification will restrict the right of any participant to withdraw all full shares of Company Common Stock held under the Stock Purchase Plan, and to receive the net proceeds, after expenses of sale, of any fractional shares of Company Common Stock held. Any amendment or other modification of the Stock Purchase Plan would, under the New York Stock Exchange listing standards, require stockholder approval if the amendment or modification constituted a material revision under the listing standards.
Other. The Stock Purchase Plan is not a qualified “employee stock purchase plan” under Sections 423 or 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.
Plan Benefits. Because future rights to purchase Company Common Stock under the Stock Purchase Plan are discretionary and will be based upon prospective factors, including the amount of payroll deductions elected by participants, it is not presently possible to determine actual rights to purchase shares of Company Common Stock under the Stock Purchase Plan, including with respect to the Named Executive Officers.
U.S. Federal Income Tax Consequences
The following is a general summary as of the date of this Proxy Statement of the U.S. federal income tax consequences associated with the Stock Purchase Plan and is based on the statutory, regulatory and administrative interpretations as in effect as of such date, which are subject to change at any time (with possible retroactive effect). This summary is not intended to be exhaustive and does not discuss the tax consequences arising in the context of the participant’s death or the income tax laws of any other jurisdiction in which the participant’s income or gain may be taxable or the gift, estate or any other tax law other than U.S. federal income tax law. The federal tax laws are complex and subject to change and the tax consequences for any participant will depend on his or her individual circumstances. Participants are advised to consult their individual tax advisors concerning the tax implications of participation in the Stock Purchase Plan.
Company Matching Contributions. The aggregate amount of Company matching contributions contributed to a participant’s account under the Stock Purchase Plan in each year will constitute taxable wage income to the participant in the given year. The Company will be entitled to a deduction for amounts contributed by the Company and its participating affiliates with respect to a given year.
Dividends. Dividends, which are paid on shares of Company Common Stock purchased by a participant under the Stock Purchase Plan, will constitute taxable income to the participant in the year of payment, even if the dividends are reinvested and not distributed to the participant. The Company will not be entitled to a deduction for dividends paid with respect to the shares of Company Common Stock.
96 Consolidated Edison, Inc. Proxy Statement

Approval of Company Stock Purchase Plan
Taxes Upon Disposition of Shares. Any gain or loss realized by a participant upon disposition of shares of Company Common Stock purchased under the Stock Purchase Plan will constitute either long-term or short-term gain or loss to a participant in connection with the sale or exchange of a capital asset depending on the holding period. The gain or loss for a share of Company Common Stock will be the difference between the price the participant received upon disposition of the share of Company Common Stock and the purchase cost of the share of Company Common Stock as reported to a participant. The Company will not be entitled to a deduction upon disposition of the shares of Company Common Stock.
The Board recommends FOR Proposal No. 4

Approval of Proposal No. 4 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting or by proxy. Abstentions and broker non-votes are voted neither “for” nor “against” and have no effect on the vote.

Consolidated Edison, Inc. Proxy Statement 97

Equity Compensation Plan Information
Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (1))
	(1)	(2)	(3)
Equity compensation plans approved by security holders
2003 LTIP(a)	35,819	—	—
2013 LTIP(b)	1,595,201	—	2,725,420
2023 LTIP(b)	25,653	—	9,974,347
Expiring Stock Purchase Plan(c)	—	—	2,521,178
Total equity compensation plans approved by security holders	1,656,673	—	15,220,945
Total equity compensation plans not approved by security holders	—	—	—
Total	1,656,673	—	15,220,945
(a)
The number of shares of Company Common Stock that may be issued pursuant to outstanding awards under the Long Term Incentive Plan approved by the Company’s stockholders in 2003 (the “2003 LTIP”) include 35,819 shares of Company Common Stock for stock unit awards made prior to 2013 that have vested and for which the receipt of shares of Company Common Stock was deferred. Amounts do not include shares of Company Common Stock that may be issued pursuant to any dividend reinvestment in the future on the deferred stock units. There is no dividend reinvestment on the other outstanding awards. Outstanding awards had no exercise price. No new awards may be made under the 2003 LTIP.

(b)
The number of shares of Con Edison common stock that may be issued pursuant to outstanding awards under the Long Term Incentive Plan approved by the company’s shareholders in 2013 (the “2013 LTIP”) include: (A) outstanding awards made in 2014 and subsequent years (924,898 shares for performance restricted stock units and 345,199 shares for time-based restricted stock units); (B) 325,104 shares covered by outstanding directors’ deferred stock unit awards (which vested upon grant), and under the Long Term Incentive Plan approved by the company's shareholders in 2023 (the “2023 LTIP”), 25,653 shares covered by outstanding directors’ deferred stock unit awards (which vest upon grant). Amounts do not include shares that may be issued pursuant to any dividend reinvestment in the future on the deferred stock units. There is no dividend reinvestment on the other outstanding awards. The outstanding awards had no exercise price.

(c)
Shares of Company Common Stock may be issued under the Expiring Stock Purchase Plan until May 19, 2024 (which is 10 years after the date of the annual meeting at which the Company’s stockholders approved the plan).

98 Consolidated Edison, Inc. Proxy Statement

Delinquent Section 16(A) Reports and Certain Information as to Insurance and Indemnification
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires that the Company’s directors and executive officers and persons who own more than ten percent of the Company’s Common Stock file reports with the SEC of their ownership in the equity securities of the Company and of changes in that ownership. SEC regulations also require the Company to identify in this Proxy Statement any person subject to this requirement who failed to file any such report on a timely basis. To the Company’s knowledge, based solely on a review of the filed reports and written representations that no other reports are required, the Company believes that each of its directors and executive officers complied with all such filing requirements during 2023, except one de minimis sale of common stock was executed by Christina Ho on December 5, 2023 and inadvertently not timely reported by the officer.
CERTAIN INFORMATION AS TO INSURANCE AND INDEMNIFICATION
No stockholder action is required with respect to the following information that is included to fulfill the requirements of Section 726 of the Business Corporation Law of the State of New York. Effective December 2, 2023, the Company purchased directors and officers liability insurance (“D&O Liability Insurance”) for a one-year term providing for reimbursement, with certain exclusions and deductions, to: (i) the Company and its subsidiaries for payments they make to indemnify Directors, Trustees, officers, and assistant officers of the Company and its subsidiaries, (ii) Directors, Trustees, officers, and assistant officers for losses, costs, and expenses incurred by them in actions brought against them in connection with their acts in those capacities for which they are not indemnified by the Company or its subsidiaries, and (iii) the Company and its subsidiaries for any payments they make resulting from a securities claim. The insurers are: ACE American Insurance Company, Allianz Global Risks US Insurance Company, Associated Electric & Gas Insurance Services Limited, Arch Insurance Company, Axis Insurance Company, Beazley Insurance Company, Inc., Continental Casualty Company, Endurance American Insurance Company, Endurance Assurance Corporation, Everest National Insurance Company, Markel American Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Travelers Casualty and Surety Company of America, U.S. Specialty Insurance Company, AXA XL Bermuda Ltd., XL Specialty Insurance Company, and Zurich-American Insurance Company. The total cost of the D&O Liability Insurance for one year from December 2, 2023 amounts to $3,620,122. The Company also purchased from Associated Electric & Gas Insurance Services Limited, Arch Insurance Company, Axis Insurance Company, Energy Insurance Mutual, Great American Insurance Company, RLI Insurance Company, Travelers Casualty and Surety Company of America, U.S. Specialty Insurance Company, and Zurich American Insurance Company, additional insurance coverage for one year effective January 1, 2024, insuring the Directors, Trustees, officers, assistant officers, and employees of the Company and its subsidiaries and certain other parties against certain liabilities which could arise in connection with fiduciary obligations mandated by ERISA and from the administration of the employee benefit plans of the Company and its subsidiaries (“Fiduciary Liability Insurance”). The cost of such coverage was $870,990. Premiums for both D&O Liability Insurance and Fiduciary Liability Insurance do not include the applicable taxes.
Consolidated Edison, Inc. Proxy Statement 99

Questions and Answers About the 2024 Annual Meeting and Voting
QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING AND VOTING
Proxy Materials
What Are The Proxy Materials?
The Proxy Materials include the following:
▪	The Proxy Statement.
▪
The Annual Report to Stockholders of the Company, which includes the consolidated financial statements and accompanying notes for the year ended December 31, 2023, and other information relating to the Company’s financial condition and results of operations.

If you received the Proxy Materials by mail, they also include a proxy card, and a voter instruction form for use at the 2024 Annual Meeting.
Why Am I Receiving the Proxy Materials?
The Proxy Materials are being provided to all stockholders (as of the record date) of the Company on or about April 10, 2024 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting and any adjournments or postponements of the Annual Meeting. As a stockholder, you are invited to the Annual Meeting and to vote on the items of business described in this Proxy Statement. The Proxy Materials include information that we are required to provide to you under the rules of the SEC. We are providing the Proxy Materials to our stockholders by mail, email, or in accordance with the SEC’s “Notice and Access” rule.
Why Did I Receive the Proxy Materials in the Mail?
We are providing paper copies of the Proxy Materials to those stockholders who have previously requested to receive paper copies. You may also access the Proxy Materials and vote online at the Internet address provided on the proxy card or the voter instruction form and the virtual meeting website: www.virtualshareholdermeeting.com/ED2024. If you do not want to receive paper copies of proxy materials on an ongoing basis, please sign up for electronic delivery by following the instructions on your proxy card or voter instruction form.
Why Did I Receive E-Mail Delivery of the Proxy Materials?
We are providing e-mail delivery of the Proxy Materials to those stockholders who have previously elected electronic delivery. Those stockholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website and to stock plan participants with email addresses on file.
Why Did I Receive a Notice of Internet Availability of Proxy Materials?
To reduce the environmental impact of our Annual Meeting, we are providing the Proxy Materials over the internet. As a result, we are sending many of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) instead of a paper copy of the Proxy Materials. All stockholders receiving the Notice of Internet Availability may access the Proxy Materials over the Internet and request a paper copy of the Proxy Materials by mail. Instructions on how to access the Proxy Materials over the Internet, to vote online, and to request a paper copy may be found in the Notice of Internet Availability. In addition, the Notice of Internet Availability contains instructions on how you may request delivery of proxy materials in printed form by mail or electronically on an ongoing basis.
100 Consolidated Edison, Inc. Proxy Statement

Questions and Answers About the 2024 Annual Meeting and Voting
Can I Request A Paper Copy Of The Proxy Statement And Annual Report?
The Company’s Proxy Statement and Annual Report are available on our website at www.conedison.com/en/investors/shareholder-services. A copy of these materials is also available without charge upon written request to the Company’s Vice President and Corporate Secretary at the Company’s principal executive office at 4 Irving Place, New York, New York 10003.
I Share an Address With Another Stockholder, and We Received Only One Copy of the Proxy Materials. How May I Obtain An Additional Copy?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, registered holders of Company Common Stock who have the same address and last name and who receive either a Notice of Internet Availability or a paper copy of the Proxy Materials in the mail will receive only one copy of the Proxy Materials, or a single envelope containing the Notice of Internet Availability, for all stockholders at that address. This consolidated method of delivery will continue unless we are notified from a stockholder at that address that individual copies are preferred. Householding allows us to realize significant cost savings and reduces the amount of duplicate information stockholders receive.
If you are a registered holder of Company Common Stock and wish to discontinue householding, please notify Computershare, the Company’s Transfer Agent and Registrar, by calling 1-800-522-5522.
If you are a beneficial holder of Company Common Stock who holds Company Common Stock through an intermediary, such as a broker, bank, or other financial institution, and wish to discontinue householding, please submit a request to Broadridge Householding Department by telephone at 1-866-540-7095 or by mail at 51 Mercedes Way, Edgewood, NY 11717.
Who Pays the Cost of Soliciting Proxies for the Annual Meeting?
The Company is bearing all costs of solicitation and is not using services provided by, or paying fees to, a third-party company in connection with the solicitation of proxies other than as discussed herein as to Broadridge Financial Solutions, Inc. for proxy solicitation, administration, virtual meeting and Inspector of Election services.
Voting and Related Matters
When Is the Record Date?
The Board of Directors has established March 25, 2024 as the record date for the determination of the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting.
How Many Votes Do I Have?
You are entitled to one vote on each proposal presented at the Annual Meeting for each outstanding share of Company Common Stock that you owned on the record date.
How Many Votes Must Be Present to Hold the Annual Meeting?
To constitute a quorum to transact business at the Annual Meeting, the holders of a majority of the shares of Company Common Stock entitled to vote at the Annual Meeting must be present at the Annual Meeting, either by means of remote communication or by proxy. We strongly recommend that you vote in advance of the Annual Meeting so that we will know as soon as possible that enough votes will be present to hold the meeting. Abstentions and broker non-votes are counted in the determination of a quorum.
Consolidated Edison, Inc. Proxy Statement 101

Questions and Answers About the 2024 Annual Meeting and Voting
How Do I Vote?
Stockholders have a choice of voting over the Internet, by telephone, by mail, or at the Annual Meeting.
▪
If you received a printed copy of the Proxy Materials, please follow the instructions on your proxy card or voter instruction form. Your proxy card or voter instruction form provides information on how to vote.

▪	If you received a Notice of Internet Availability, please follow the instructions on the notice. The Notice of Internet Availability provides information on how to vote.
▪	If you received an e-mail notification, please click on the link provided in the e-mail notification and follow the instructions on how to vote.
▪
You may vote your shares at the Annual Meeting. Your 16-digit control number will grant you access to the virtual Annual Meeting website (www.virtualshareholdermeeting.com/ED2024). In order to vote your shares at the Annual Meeting, you must click on the link www.proxyvote.com and input the 16-digit control number you received in your proxy materials.

To help us reduce the environmental impact of our meeting, we ask that you vote through the Internet or by telephone, both of which are available 24 hours a day. To ensure that your vote is counted, please remember to submit your vote by the date and time indicated on your proxy card, voter instruction form, Notice of Internet Availability, or e-mail notification, as applicable.
If My Shares Are Held By an Intermediary, Can My Shares Be Voted Without Instruction?
The SEC has approved a New York Stock Exchange rule that affects the manner in which your broker, bank, or other financial Institution may vote your shares. Your broker, bank, or other financial Institution may not vote on your behalf for the election of directors or compensation-related matters unless you provide specific voting instructions to them. For your vote to be counted, you need to communicate your voting decisions to your broker, bank, or other financial Institution, in the manner prescribed by them, before the date of the Annual Meeting.
If you have any questions about this rule or the proxy voting process in general, please contact the broker, bank, or other financial institution where you hold your shares.
If I Am A Registered Holder Of Company Common Stock, What If I Don’t Vote For One or More of the Matters Listed On My Proxy Card?
All shares represented by properly executed proxies received in time for the Annual Meeting will be voted at the Annual Meeting in the manner specified by the persons giving those proxies. If you return a signed proxy without indicating voting instructions your shares will be voted as follows:
▪	for the election of the twelve Director nominees;
▪	for the ratification of the appointment of independent accountants;
▪	for the advisory vote to approve named executive officer compensation; and
▪	for the vote to approve the Company’s Stock Purchase Plan.
Can I Revoke My Proxy Or Change My Vote?
Yes, you may revoke your proxy or change your vote by sending in a new, properly executed proxy card or voter instruction form with a later date, or by casting a new vote by Internet or telephone, or by sending a properly executed written notice of revocation to the Company’s Vice President and Corporate Secretary at the Company’s principal executive office at 4 Irving Place, New York, New York 10003. You may also revoke or change your vote by attending the Annual Meeting, and clicking on the link www.proxyvote.com and inputting your 16-digit control number and voting.
Who Tabulates The Votes?
Votes will be tabulated by Broadridge Financial Solutions, Inc. as Inspector of Election for the Annual Meeting.
102 Consolidated Edison, Inc. Proxy Statement

Questions and Answers About the 2024 Annual Meeting and Voting
Annual Meeting Information
What Is Location, Date, and Time of the Annual Meeting?
The Annual Meeting will be held virtually on Monday, May 20, 2024, at 10:00 a.m., Eastern Daylight Time.
We plan to hold the Annual Meeting by means of remote communication only at www.virtualshareholdermeeting.com/ED2024. Online check-in will be available approximately 15 minutes before the Annual Meeting starts. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or Annual Meeting time, please call the technical support number that will be posted on the log-in page.
Who Can Attend The Annual Meeting?
Attendance at the Annual Meeting will be limited to holders of Company Common Stock on March 25, 2024, the record date, the authorized representative (one only) of an absent stockholder and invited guests of management.
How Do I Attend The Annual Meeting Virtually, Vote And Submit Questions?
The 2024 Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/ED2024.
All stockholders may attend the Annual Meeting by using their 16-digit control number to gain access to the virtual Annual Meeting website. You may submit a question to the Company through the virtual Annual Meeting website. In order to vote your shares at the Annual Meeting, you must click on the link www.proxyvote.com and input the 16-digit control number you received in your proxy materials. Online check-in for the virtual Annual Meeting website will be available approximately 15 minutes before the Annual Meeting starts. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or Annual Meeting time, please call the technical support number that will be posted on the log-in page.
All stockholders may submit a question to the Company through the virtual Annual Meeting website. Questions pertinent to meeting matters will be addressed during the Annual Meeting, subject to time constraints. Questions that relate to proposals that are not properly before the Annual Meeting, relate to matters that are not a proper subject for action by stockholders, are irrelevant to the Company’s business, relate to material non-public information of the Company, relate to personal concerns or grievances, are derogatory to individuals or that are otherwise in bad taste, are in substance repetitious of a question made by another stockholder, or are not otherwise suitable for the conduct of the Annual Meeting as determined in the sole discretion of the Company, will not be addressed. Additional rules of conduct and procedures may apply during the Annual Meeting and will be available for you to review in advance of the meeting at www.virtualshareholdermeeting.com/ED2024. Any questions pertinent to meeting matters that cannot be answered during the Annual Meeting due to time constraints will be posted online and answered at www.conedison.com/en/investors/shareholder-services. The questions and answers will be available as soon as practical after the meeting and will remain available until one week after posting.
What If I Have Trouble Accessing The Annual Meeting Virtually?
The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. If participating via a wireless connection, participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the virtual Annual Meeting website 15 minutes prior to the start of the Annual Meeting to check-in online. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or Annual Meeting time, please call the technical support number that will be posted on the log-in page.
Consolidated Edison, Inc. Proxy Statement 103

Stockholder Proposals for the 2025 Annual Meeting and Other Matters
STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING
Proposals for Inclusion in 2025 Proxy Statement
In order to be included in the Proxy Statement and form of proxy relating to the Company’s 2025 Annual Meeting of Stockholders, stockholder proposals must be received by the Company at its principal executive office at 4 Irving Place, New York, New York 10003, Attention: Vice President and Corporate Secretary, by the close of business on December 11, 2024.
Director Nominations for Inclusion in 2025 Proxy Statement (Proxy Access)
Pursuant to the Company’s By-laws, a stockholder (or a group of up to 20 stockholders) who has owned at least 3% of the Company’s shares for at least three years and has complied with the other requirements set forth in the By-laws, may request that the Company include director nominees (up to the greater of two nominees or 20% of the Board) for election in the Company’s 2025 Proxy Statement and form of proxy relating to the Company’s 2025 Annual Meeting of Stockholders. The nominations must include the information specified in the By-laws and must be received by the Vice President and Corporate Secretary of the Company at its principal executive office no earlier than November 11, 2024 and no later than December 11, 2024.
Other Proposals or Nominations to Come Before the 2025 Annual Meeting
Under the Company’s By-laws, written notice of any proposal to be presented by any stockholder or any other person to be nominated by any stockholder for election as a Director (other than through proxy access as described above) must include the information specified in the By-laws and must be received by the Vice President and Corporate Secretary of the Company at its principal executive office no earlier than January 20, 2025 and no later than February 19, 2025. Any notice of Director nomination submitted to the Company other than through proxy access must comply with and include the additional information required by Rule 14a-19(b) under the Exchange Act.
OTHER MATTERS TO COME BEFORE THE MEETING
Management intends to bring before the meeting only the election of Directors (Proposal No. 1) and Proposal Nos. 2, 3 and 4 and knows of no matters to come before the meeting other than the matters set forth herein. If other matters or motions come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the meeting.
By Order of the Board of Directors,

Sylvia V. Dooley
Vice President and Corporate Secretary
Dated: April 10, 2024
104 Consolidated Edison, Inc. Proxy Statement

Appendix A
APPENDIX A
Operating Objectives - For 2023, the operating objectives for Con Edison of New York are shown in the following table:
Con Edison of New York Operating Objectives(1)	Unit of Measure	Target	Actual
Employee and Public Safety:
▪ Significant High-Hazard Injuries	#	0	3
▪ Electric Distribution System wide Safety Improvements “Remove Before Failure”	#	≥ 1,455	2,057
▪ Motor Vehicle Collisions	#	≤ 280	265
▪ Operating Errors	#	≤ 44	43
▪ Gas Made Safe Time	%	≥ 89.5%	99.1%
Environment and Sustainability:
▪ Underground Transmission Feeder Split Management	%	≥ 90% Clamp time and ≥ 90% Environmental manhole cleaning and subservice mediation	99% and 100%
▪ Late Spill Notifications	#	≤ 2	2
▪ SF6 Gas Emissions	Pounds	≤ 6,500	4,674
▪ Lifetime Gross Energy Savings from Ground Source Heat Pumps installed through CECONY Clean Heat Program	#	≥ 715,000	846,840
Operational Excellence:
▪ Steam System Reliability Measures	#	2	2
▪ Reliability Performance Measures	%	≥ 97.0	100
▪ Electric Reliability Performance—Network Metrics	#	2	2
▪ Electric Reliability Performance—Non-Network Metrics	#	2	2
▪ Workable Gas Leak Inventory	#	≤ 20	2
▪ Cyber Security	#	0	2
▪ Physical Security	#	0	0
Customer Experience:
▪ Customer Project Completion Dates	%	≥ 90	95.4
▪ First Call Resolution	%	≥ 80	81.4
▪ Estimated Time for Restoration	%	≥ 73	82.1
▪ Customer Appointments	%	≥ 95	95.8
Footnote:
(1)	Operating objectives were weighted equally.
Consolidated Edison, Inc. Proxy Statement 105

Appendix A
For 2023, the operating objectives for Orange & Rockland are shown in the following table:
Orange & Rockland Operating Objectives(1)	Unit of Measure	Target	Actual
Employee and Public Safety
▪ Significant High-Hazard Injuries	#	0	1
▪ Motor Vehicle Collisions	#	≤ 28	26
▪ Operating Errors	#	≤ 6	2
▪ Damage Prevention	Rate	≤ 2.00	1.83
▪ Gas Made Safe Time	%	≥ 87	92
Environment and Sustainability
▪ Electric Energy Efficiency (MWh Reduction)	#	≥ 66,500	77,826
▪ Gas Energy Efficiency (Dth Reduction)	#	≥ 71,000	76,001
▪ Lifetime Gross Energy Savings from Heat Pump Technology Installed in O&R Clean Heat Energy Program (MMBTu)	#	≥ 336,000	531,003
▪ Electric Vehicle Make Ready Program
Complete notification to participants	%	≥ 90	100
Provide estimated incentive amount	%	≥ 90	100
▪ Solar Connections—
Complete Initial Application Screening	%	≥ 92	100
Complete Coordinated Review	%	≥ 80	100
Operational Excellence
▪ Outage Frequency—SAIFI (frequency of outages per average customer)	#	≤ 1.20	1.00
▪ Outage Duration—CAIDI (restoration time in minutes per average customer)	#	≤ 115.5	103.8
▪ Cyber Security	#	0	1
▪ Physical Security	#	0	0
▪ Gas Leak Inventory (monthly average backlog)	#	≤ 40	10
Customer Experience
▪ Customer Service Appointments Kept	%	≥ 95	97
▪ New Business Electric Services Energized	#	2	2
▪ First Call Resolution	%	≥ 80	93.3
▪ Customer Service Performance Incentive Mechanism	#	3	3
▪ Storm Scorecard	#	≥ 92	98
Footnote:
(1)	Operating objectives were weighted equally.
106 Consolidated Edison, Inc. Proxy Statement

Appendix A
For 2023, the operating objectives for the Clean Energy Businesses are shown in the following table:
Clean Energy Businesses Operating Objectives(1)	Unit of Measure	Target	Actual
Employee and Public Safety
▪ Significant High Hazard Injury	#	0	0
Environment and Sustainability
▪ Renewable Portfolio Production	%	100	96.6
Operational Excellence
▪ Annual Availability for Financed Projects	%	99.2	99.8
▪ Retail Energy Services EBITDA		$$6.00	-1.22
▪ Significant Risk Limit Violations, Material Financial Weaknesses or Significant Deficiencies, and Ethical Violation	#	0	0
▪ Project Construction and Delivery	%	100	100
▪ Design Build Transfer	#	56	2.1
▪ Megawatt hours installed for battery storage line of business	#	550	0
▪ Meet Contractual Requirements of PPA (TWh)	#	6.4	0.9
▪ Cybersecurity Performance	#	0	0
Footnote:
(1)	Operating objectives were weighted equally.
Consolidated Edison, Inc. Proxy Statement 107

Appendix B
APPENDIX B
Reconciliation of Non-GAAP Financial Measures
Adjusted earnings and adjusted earnings per share are financial measures that are not determined in accordance with generally accepted accounting principles in the United States of America (“GAAP”). These non-GAAP financial measures should not be considered as an alternative to net income for common stock or net income per share, respectively, each of which is an indicator of financial performance determined in accordance with GAAP. Adjusted earnings and adjusted earnings per share exclude from net income for common stock and net income per share, respectively, certain other items that the company does not consider indicative of its ongoing financial performance. Management uses these non-GAAP financial measures to facilitate the analysis of the company's financial performance as compared to its internal budgets and previous financial results and to communicate to investors and others the company’s expectations regarding its future earnings and dividends on its common stock. Management believes that these non-GAAP financial measures are also useful and meaningful to investors to facilitate their analysis of the company's financial performance. The following table is a reconciliation of Con Edison’s reported net income for common stock to adjusted earnings and reported earnings per share to adjusted earnings per share.
(Millions of Dollars, except per share amounts)	2020	2021	2022	2023
Reported net income for common stock – GAAP basis	$1,101	$1,346	$1,660	$2,519
Gain and other impacts related to sale of the Clean Energy Businesses (pre-tax)(a)(b)	—	—	(13)	(887)
Income taxes(c)	—	—	127	113
Gain and other impacts related to sale of the Clean Energy Businesses (net of tax)(a)(b)	—	—	114	(774)
HLBV effects (pre-tax)(d)	44	(142)	(61)	11
Income taxes(e)	(12)	44	19	(3)
HLBV effects (net of tax)(d)	32	(98)	(42)	8
Net mark-to-market effects (pre-tax)	57	(53)	(181)	13
Income taxes(f)	(14)	16	56	(4)
Net mark-to-market effects (net of tax)	43	(37)	(125)	9
Loss from sale of a renewable electric project (pre-tax)	—	4	—	—
Income taxes(g)	—	(1)	—	—
Loss from sale of a renewable electric project (net of tax)	—	3	—	—
Remeasurement of deferred state taxes related to dispositions prior to 2022 (net of federal taxes)	—	—	13	—
Remeasurement of deferred state taxes related to dispositions prior to 2022 (net of federal taxes)	—	—	13	—
Impairment loss related to investment in Stagecoach Gas Services LLC (pre-tax)(h)	—	212	—	—
Income taxes(g)	—	(65)	—	—
Impairment loss related to investment in Stagecoach Gas Services LLC (net of tax)(h)	—	147	—	—
Impairment loss related to investment in Honeoye Storage Corporation (pre-tax)(i)	—	5	—	—
Impairment loss related to investment in Honeoye Storage Corporation (net of tax)(i)	—	5	—	—
Impairment loss related to investment in Mountain Valley Pipeline, LLC (pre-tax)(j)	320	231	—	—
Income taxes(g)	(97)	(69)	—	—
Impairment loss related to investment in Mountain Valley Pipeline, LLC (net of tax)(j)	223	162	—	—

Adjusted earnings (Non-GAAP)	$1,399	$1,528	$1,620	$1,762
108 Consolidated Edison, Inc. Proxy Statement

Appendix B
(Millions of Dollars, except per share amounts)	2020	2021	2022	2023

Reported earnings per share – GAAP basis (basic)	$3.29	$3.86	$4.68	$7.25

Gain and other impacts related to sale of the Clean Energy Businesses (pre-tax)(a)(b)	—	—	(0.03)	(2.55)
Income taxes(c)	—	—	0.35	0.33
Gain and other impacts related to sale of the Clean Energy Businesses(net of tax)(a)(b)	—	—	0.32	(2.22)
HLBV effects (pre-tax)(d)	0.14	(0.41)	(0.17)	0.02
Income taxes(e)	(0.04)	0.12	0.05	(0.01)
HLBV effects (net of tax)(d)	0.10	(0.29)	(0.12)	0.01
Net mark-to-market effects (pre-tax)	0.18	(0.15)	(0.51)	0.04
Income taxes(f)	(0.05)	0.05	0.16	(0.01)
Net mark-to-market effects	0.13	(0.10)	(0.35)	0.03
Loss from sale of a renewable electric project (pre-tax)	—	0.01	—	—
Loss from sale of a renewable electric project (net of tax)	—	0.01	—	—
Remeasurement of deferred state taxes related to dispositions prior to 2022 (net of federal taxes)	—	—	0.04	—
Remeasurement of deferred state taxes related to dispositions prior to 2022 (net of federal taxes)	—	—	0.04	—
Impairment loss related to investment in Stagecoach Gas Services LLC (pre-tax)(h)	—	0.61	—	—
Income taxes(g)	—	(0.19)	—	—
Impairment loss related to investment in Stagecoach Gas Services LLC (net of tax)(h)	—	0.42	—	—
Impairment loss related to investment in Honeoye Storage Corporation (pre-tax)(i)	—	0.02	—	—
Impairment loss related to investment in Honeoye Storage Corporation (net of tax)(i)	—	0.02	—	—
Impairment loss related to investment in Mountain Valley Pipeline, LLC (pre-tax)(j)	0.95	0.66	—	—
Income taxes(g)	(0.29)	(0.19)	—	—
Impairment loss related to investment in Mountain Valley Pipeline, LLC (net of tax)(j)	0.66	0.47	—	—

Adjusted earnings per share (Non-GAAP)	$4.18	$4.39	$4.57	$5.07
a.
On March 1, 2023, the Company completed the sale of all of the stock of the Clean Energy Businesses. See Note W and Note X to the financial statements in Item 8 to the Annual Report on Form 10-K filed on February 15, 2024 (the “10-K”).

b.
The gain and other impacts related to the sale of the Clean Energy Businesses for the year ended December 31, 2023 is comprised of the gain on the sale of the Clean Energy Businesses ($(2.49) a share and $(2.21) a share net of tax or $(865) million and $(767) million net of tax), transaction costs and other accruals ($0.05 a share and $0.04 a share net of tax or $19 million and $14 million net of tax) and the effects of ceasing to record depreciation and amortization expenses on the Clean Energy Businesses’ assets ($(0.11) a share and $(0.07) a share net of tax or $(41) million and $(28) million net of tax). The impacts related to the sale of the Clean Energy Businesses is comprised of: transaction costs ($0.14 a share and $0.10 a share net of tax or $48 million and $35 million net of tax) and the effects of ceasing to record depreciation and amortization expenses on the Clean Energy Businesses’ assets ($(0.17) a share and $(0.12) a share net of tax or $(61) million and $(42) million net of tax) for the year ended December 31, 2022.

c.
Amounts shown include the impact of the changes in state unitary tax apportionments ($0.02 a share net of federal taxes or $7 million net of federal taxes) for the year ended December 31, 2023. The amount of income taxes for transaction costs and other accruals and the effects of ceasing to record depreciation and amortization expenses were calculated using a combined federal and state income tax rate of 27 percent and 32 percent, respectively, for the year ended December 31, 2023. The amount of income taxes for the gain on the sale of the Clean Energy Businesses had an effective tax rate of 11 percent for the year ended December 31, 2023. Amounts shown include the impact of the remeasurement of deferred state taxes and the valuation allowance for deferred tax assets ($0.34 a share net of federal taxes or $121 million net of federal taxes) for the year ended

Consolidated Edison, Inc. Proxy Statement 109

Appendix B
December 31, 2022. The amount of income taxes for transaction costs and the effects of ceasing to record depreciation and amortization expenses was calculated using a combined federal and state income tax rate of 27 percent and 31 percent for the year ended December 31, 2022, respectively.
d.
Income attributable to the non-controlling interest of a tax-equity investor in renewable electric projects accounted for under the hypothetical liquidation at book value (HLBV) method of accounting. See Note S to the financial statements in Item 8 of the 10-K.

e.
The amount of income taxes was calculated using a combined federal and state income tax rate of 25 percent, 31 percent and 31 percent, for the year ended December 31, 2023, 2022 and 2021, respectively.

f.	The amount of income taxes was calculated using a combined federal and state income tax rate of 32 percent, 31 percent and 32 percent for the year ended December 31, 2023, 2022 and 2021, respectively.
g.	The amount of income taxes was calculated using a combined federal and state income tax rate between 26-30 percent for the year ended December 31, 2021.
h.
Loss recognized with respect to the partial impairment of Con Edison Transmission’s investment in Stagecoach Gas Services LLC. See “Investments — 2021 Partial Impairment of Investment in Stagecoach Gas Services” in Note A and Note W to the financial statements in Item 8 of the 10-K.

i.	Loss recognized with respect to the goodwill impairment of Con Edison Transmission’s investment in Honeoye Storage Corporation. See Note K to the financial statements in Item 8 of the 10-K.
j.
Losses recognized with respect to the partial impairments of Con Edison Transmission's investment in Mountain Valley Pipeline, LLC. See “Investments in Mountain Valley Pipeline, LLC (MVP)” in Note A to the financial statements in Item 8 of the 10-K.

110 Consolidated Edison, Inc. Proxy Statement

Appendix C
APPENDIX C
This Proxy Statement contains a financial measure for the Clean Energy Businesses, adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”), that is not determined in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Adjusted EBITDA for the Clean Energy Businesses refers to the Clean Energy Businesses’ net income for common stock, excluding the effects of hypothetical liquidation at book value (“HLBV”) and mark-to-market accounting, before interest, taxes, depreciation and amortization plus the pre-tax equivalent of production tax credits. Management used the Clean Energy Businesses’ adjusted EBITDA for, among other things, determining performance-based compensation for certain employees. Non-GAAP financial measures should not be considered as an alternative to the Company’s reported results prepared in accordance with GAAP.
The reconciliation of net income for common stock to adjusted EBITDA for the Clean Energy Business (Non-GAAP) for the two-month period from January 1, 2023 to February 28, 2023 is as follows:
Clean Energy Businesses
($ in millions)
Net income for common stock (GAAP)	21.9
Mark-to-market pre-tax loss/(gain)	12.8
HLBV pre-tax loss/(gain)	(3.2)
Interest expense/(income), excluding mark-to-market effects of interest rate swaps	21.6
Income tax (benefit)/expense	2.8
Pre-tax equivalent of production tax credits (25%)	6.5
Held for Sale Operating Expenses pre-tax loss/(gain)	(1.5)
Adjusted EBITDA (non-GAAP)	60.9
Consolidated Edison, Inc. Proxy Statement 111

Appendix D
APPENDIX D
THE CONSOLIDATED EDISON, INC. STOCK PURCHASE PLAN
As Amended and Restated Effective May 20, 2024

112 Consolidated Edison, Inc. Proxy Statement

Appendix D
PREAMBLE
The Stock Purchase Plan (“Plan”) provides a means for employees of Consolidated Edison, Inc. and its affiliated companies and members of the board of directors of Consolidated Edison, Inc. to purchase shares of stock of Consolidated Edison, Inc. without any fee, commission or charges, other than the purchase price. In addition, Consolidated Edison, Inc. and these affiliated companies can elect to contribute one dollar for each nine dollars invested by a participating employee or board member to the purchase of his or her shares. The Plan was initially effective May 19, 2014, and is herein amended and restated effective May 20, 2024, subject to approval by the Company’s stockholders on the Stockholders’ Approval Date.
ARTICLE 1. DEFINITIONS
(a)
“Account” means a custodian account established with the Agent to hold Shares purchased under the Plan, and any Shares transferred to such Account pursuant to Article 12, beneficially owned by a Participant. Such Account shall be an individual Account unless such Participant shall designate in writing that it shall be a joint Account, in which case it shall be a joint Account of such Participant and such other person as such Participant shall have designated. A joint Account may be converted to an individual Account of a Participant who is joint holder of such Account, upon written request signed by such Participant and the other joint holder of such Account. Any transfer taxes payable in connection with a change from individual to joint Account or vice versa will be the responsibility of the Participant. A Participant may not have more than one Account, except that two Participants, each having an Account, may hold one or both of such Accounts jointly. All distributions from a joint Account, whether of cash or Shares, shall be made jointly to the Participant and the other holder of such joint Account. All references in the Plan to distributions to a Participant shall in the case of a joint Account be subject to the preceding sentence. Ineligibility of a Participant to make investments under the Plan shall render the other holder of a joint Account with such Participant likewise ineligible to make investments through such Account.

(b)
“Affiliate” means any company which is a member of a controlled group of corporations (as defined in Section 414(b) of the Internal Revenue Code (“Code”)) which also includes as a member the Company; any trade or business under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

(c)	“Agent” means Computershare Inc., or a successor or successors designated by the Plan Director to serve as Agent under the Plan.
(d)	“Amended Effective Date” means the Stockholders’ Approval Date.
(e)
“Anniversary Date” for any Share or fractional Share held in an Account shall mean the first day of the thirteenth month next following the Purchase Period during which such Share or fractional Share was purchased for such Account.

(f)	“Basic Rate of Pay” means in respect of a particular Purchase Period:
(i)	In the case of an Employee compensated on an hourly basis, 40 times his or her basic hourly rate in effect at the beginning of such Purchase Period; and
(ii)	In the case of an Employee compensated on a semi-monthly basis, his or her basic annual rate in effect at the beginning of such Purchase Period, divided by 24.
(g)	“Board of Directors” means the Board of Directors of the Company.
(h)	“CECONY” means Consolidated Edison Company of New York, Inc.
Consolidated Edison, Inc. Proxy Statement 113

Appendix D
(i)
“Committee” means the Management Development & Compensation Committee of the Board of Directors, any successor committee or such other committee the Board of Directors appoints to administer the Plan. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board of Directors.

(j)	“Common Shares” means the Company’s common shares, $0.10 par value per share.
(k)	“Company” means Consolidated Edison, Inc.
(l)
“Employee” means any person employed by a Participating Employer: (i) who is an active employee; or (ii) to the extent required under a collective bargaining agreement, who has completed three months of the “on trial” or “probationary” period as of the beginning of a Purchase Period. Employee also means a duly elected or appointed officer of the Company or a Participating Employer. The term “Employee” shall not include a leased employee or a person who has entered into a written contract that provides he or she (a) is an independent contractor and not an employee and/or (b) waives participation in the Plan. An independent contractor shall not be eligible to participate in the Plan during the period the written contract is in effect without regard to whether such person is reclassified as an Employee for such period by the IRS for tax withholding purposes.

(m)
“Investment Funds” means all funds received by the Agent or the Company pursuant to Articles 4(a), 4(b), 5(a), and 5(b), plus the amount of all cash dividends received by the Agent, other than dividends which are to be distributed to Participants in accordance with instructions pursuant to Article 4(c).

(n)	“Non-Employee Director” means a person who is a member of the Board of Directors of the Company, provided that any such person is not otherwise an Employee.
(o)	“Participant” means an Employee or a Non-Employee Director who participates in the Plan.
(p)	“Participating Employer” means the Company and an Affiliate which, with the approval of the Committee, has adopted the Plan for its Employees or Non-Employee Directors.
(q)	“Plan” means the Consolidated Edison Inc. Stock Purchase Plan, as now or hereafter in effect.
(r)
“Plan Director” means the Vice President—Human Resources of CECONY or such other person or persons as may from time to time be designated by the Company or the Chief Executive Officer of CECONY to act as such Plan Director in respect of the Plan. The Plan Director shall serve as such without compensation and at the discretion of the Company or the Chief Executive Officer of CECONY. The Plan Director shall be authorized to act on behalf of the Company and each Participating Employer.

(s)	“Purchase Period” means a calendar month.
(t)
“Shares” means shares of Common Shares of the Company whether newly issued by or purchased directly from the Company, or purchased on any securities exchange on which shares of Common Shares are traded, in the over-the-counter market or in negotiated transactions with parties not affiliated with the Company, and includes both full and fractional Shares unless otherwise specified.

(u)	“Share Price” depends on the source of the Shares and shall be determined in accordance with Article 6.
(v)	“Stockholders’ Approval Date” is the date of the 2024 Annual Meeting at which the Company’s stockholders approve the Plan.
ARTICLE 2. SHARES SUBJECT TO PLAN AND DURATION
(a)	Term. The Plan shall continue until 10 years after the Stockholders’ Approval Date, unless sooner terminated by the Board of Directors.
(b)
Limitation on Number of Shares. Subject to Article 2(c) and effective on and after the Amended Effective Date, the maximum number of Shares that may be issued under the terms of the Plan shall be ten million (10,000,000) Shares. The Shares reserved may be issued and sold pursuant to one or more offerings under the Plan. With respect to each

114 Consolidated Edison, Inc. Proxy Statement

Appendix D
offering, the Committee may specify the number of Shares to be made available and such other terms and conditions not inconsistent with the Plan as may be necessary or appropriate.
(c)
Dilution and Other Adjustments. In the event of any change in the number of outstanding Shares by reason of any stock split, reverse stock split, spinoff, split-off, partial or complete liquidation, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of equity securities or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other similar change or corporate transaction or event that affects Shares, if the Committee shall determine that such change equitably requires an adjustment to the limitations on the number of Shares that may be delivered under the terms of the Plan as set forth in Article 2(b) or in the number or kind of Shares that may be delivered under the terms of the Plan, such adjustment to prevent dilution or enlargement of a Participant’s rights under the terms of the Plan shall be made by the Committee in a manner that is proportionate to the change to the Shares and is otherwise equitable, and shall be conclusive and binding for all purposes of the Plan.

ARTICLE 3. MAXIMUM PARTICIPANT INVESTMENT
(a)
With respect to a particular Purchase Period, and subject to Article 7(e), an Employee may invest in the purchase of Shares pursuant to the Plan an amount not in excess of 20% of such Employee’s Basic Rate of Pay, multiplied by the number of pay periods of such Employee ending within such Purchase Period. Notwithstanding anything herein to the contrary, no Employee or a Non-Employee Director may invest more than $25,000 pursuant to the Plan during any calendar year, provided, however, that the amounts invested pursuant to Article 4(c) shall not be subject to any such limits under Article 3(a).

(b)
If at any time it is discovered that a Participant has invested in any Purchase Period an amount in excess of the maximum investment permitted by this Article 3 for such Participant in such Purchase Period, then the maximum investment permitted for such Participant shall thereafter be reduced by subtracting the amount of such excess from the maximum amount which such Participant would otherwise be permitted to invest in the Purchase Period or Purchase Periods next following such discovery, until the aggregate of such reductions shall equal the amount of such excess. In any such case the Participant involved shall be notified by the Plan Director and requested to appropriately restrict or suspend his or her investments under the Plan during such Purchase Period or Purchase Periods. If a Participant repeatedly exceeds the limitations of this Article 3, the Plan Director may, in his or her sole discretion, suspend the eligibility of such Participant for such period as the Plan Director, in his or her sole discretion, may determine. Any such suspension shall have the same effect as a period of ineligibility pursuant to Article 7(e).

ARTICLE 4. MEANS OF PAYMENT OF PARTICIPANT CONTRIBUTIONS
Subject to the limitations of Article 3, an Employee may provide funds for the purchase of Shares under the Plan by any one or more of the following methods:
(a)
Payroll Deductions for Employees. On a form provided by a Participating Employer, or in some other means as authorized by the Plan Director, an Employee may authorize payroll deductions to be made which are not less than $2.00 per pay period, but in no case more than 20% of such Employee’s Basic Rate of Pay. An Employee may elect to authorize payroll deduction as a fixed dollar amount or as a percentage of such Employee’s Basic Rate of Pay, unless otherwise determined by the Plan Director. All payroll deductions made by an Employee shall be credited to such Employee’s Account. Payroll deductions shall commence as soon as administratively feasible, but no later than the second Purchase Period after receipt by the Agent of the payroll deduction authorization. Payroll deductions shall continue for successive Purchase Periods until such Employee instructs the Agent to make no further deductions or until such Employee’s participation in the Plan shall be suspended under the provisions of Article 3(b), 7(e) or 8(b), or until his or her status as an Employee ceases, whichever shall first occur.

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An Employee may change the rate of or terminate his or her payroll deductions in accordance with procedures, if any, implemented by the Plan Director, and such change or termination shall be effective as soon as administratively feasible, but no later than the second Purchase Period after receipt by the Agent of a new authorization to change or terminate such deductions.
(i)	For Shares purchases other than from the Company, the Participating Employer shall pay over the amount of each payroll deduction so authorized to the Agent, for the Account of the Employee.
(ii)
For Shares newly issued by or purchased directly from the Company, the Participating Employer shall pay over the amount of each payroll deduction so authorized to the Company, for the purchase of Shares for the Employee. As promptly as practicable after the last day of the Purchase Period, the Company shall cause the maximum number of whole Shares to be newly issued by or purchased from the Company based on the Share Price as determined by the Agent in accordance with Article 6(c), and will cause these Shares to be sent to the Agent to be allocated to the Employees’ Accounts.

(b)
Cash Payments for Non-Employee Directors. From time to time, but not more frequently than once during each Purchase Period, a Non-Employee Director may deliver to the Agent a money order or check acceptable to, and payable to the order of, the Agent, in an amount in each case not less than $10.00, together with a direction, on a form provided by the Company or the Agent, and acceptable to the Plan Director in his or her sole discretion, to purchase Shares pursuant to the Plan. If such money order or check is received by the Agent from the 1st day to the 15th day of the Purchase Period and is cleared with good funds prior to the 25th day of the Purchase Period, such money order or check shall be applied during that Purchase Period. If such money order or check is received by the Agent after the 15th day of the Purchase Period and is cleared with good funds prior to the 25th day of the next Purchase Period such money order or check shall be applied during the next Purchase Period. If any such money order or check shall prove uncollectible, it shall not be applied to the purchase of Shares.

(c)
Dividend Reinvestment. Unless the Participant otherwise instructs the Agent, the Agent shall apply dividends received with respect to Shares held in his or her Account to the purchase, either from the Company or by the Agent, of additional Shares. However, the Participant may instruct the Agent to distribute to the Participant any such dividends received by the Agent for which the record date has not occurred prior to the Agent’s receipt of such instructions. Any dividends covered by such instructions shall be distributed by the Agent to such Participant as promptly as practicable. Such instructions shall be revocable by the Participant, effective with respect to any dividends for which the record date has not occurred prior to the Agent’s receipt of such revocation.

(d)
No Interest. Except as required by applicable law, there shall be no payment or accrual of interest in respect of payments under the foregoing Articles 4(a), (b) and (c), while held by the Participating Employer, the Company, the Agent, or otherwise.

ARTICLE 5. PARTICIPATING EMPLOYER CONTRIBUTIONS
(a)
The Participating Employer shall separately determine, in its sole discretion, whether to make contributions on behalf of its Employees or Non-Employee Directors who participate in the Plan. If the Participating Employer decides to make contributions on behalf of its Employees or Non-Employee Directors, the Participating Employer shall contribute one dollar for every nine dollars contributed by the Employee or Non-Employee Director as set forth in Appendix A. Appendix A, attached and incorporated herein as part of the Plan, shall provide the terms and conditions for such contributions made by the Participating Employer.

(b)
Appendix B, attached and incorporated herein as part of the Plan, sets forth a list of Participating Employers and states whether the Participating Employer has determined to make contributions on behalf of its Employees and Non-Employee Directors.

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ARTICLE 6. PURCHASE OF SHARES
(a)
Shares Purchased by the Agent. As and when Investment Funds are received by the Agent, the Agent shall promptly, apply such Investment Funds to the purchase of Shares, in one or more transactions, of the maximum number of whole Shares obtainable at the then prevailing prices, brokerage commissions, transfer taxes and service charges incurred in connection with such purchase. Such purchases may be made from the Company, on any securities exchange where Shares are traded, in the over-the-counter market, or in negotiated transactions. Shares purchased other than from the Company may be on such terms as to price, delivery and otherwise as the Agent may determine to be in the best interest of the Participants. The Agent shall complete such purchases as soon as practicable after receipt of such Investment Funds, subject to any applicable laws affecting the timing or manner of such purchases. If, for any reason, the Agent is unable, on or before the last day of any Purchase Period, to apply all Investment Funds received by the Agent during such Purchase Period, then any such Investment Funds remaining in any Account at the end of such Purchase Period shall be held by the Agent and applied as soon as practicable in a subsequent Purchase Period or Purchase Periods.

(b)
Shares Purchased from the Company. As and when Investment Funds are received by the Agent, the Company shall, as soon as practicable after the receipt of such Investment Funds, notify the Agent of the amount received so the Agent can allocate such Investment Funds to the Account of each Participant. The Agent shall determine the Purchase Price of all Shares purchased during the Purchase Period in accordance with Article 6(c). As soon as practicable after the last business day of the Purchase Period, the Company shall cause the maximum number of whole Shares to be newly issued by or purchased from the Company based on the Share Price as determined by the Agent and will, or will cause, such Shares to be sent to the Agent to be allocated to Participants’ Accounts. Any Investment Funds remaining with the Company at the end of such Purchase Period shall be held by the Company and applied as soon as practicable in a subsequent Purchase Period or Purchase Periods.

(c)	The price to Participant for Shares purchased will depend on the source of the Shares.
(i)
If the Shares are newly issued or purchased from the Company, a price shall be assigned each Purchase Period for any contribution made by payroll deduction during such Purchase Period, cash contributions received through the 15th day of the Purchase Period, dividends to be reinvested during such Purchase Period, if any, and any related Participating Employer contributions. The price assigned to each such Share will be the closing price of a Share on the last business day of the Purchase Period on which Shares were traded on the New York Stock Exchange.

(ii)
If the Shares are purchased other than from the Company, the purchase price per Share will be the closing stock price of a Share on the last business day of the Purchase Period on which Shares were traded on the New York Stock Exchange.

(d)
Promptly after the end of each Purchase Period, the Agent shall compute the Share Price for such Purchase Period and shall allocate the Shares purchased during such Purchase Period among the Participant’ Accounts by allocating to each Account the number of full and fractional Shares obtained by dividing the Share Price for such Purchase Period into the amount of Investment Funds applied for such Account during such Purchase Period pursuant to Articles 6(a), (b) and (c).

(e)
If all or any portion of the Shares that would otherwise be purchased during a Purchase Period exceeds the number of Shares then available under the Plan (after deduction of all Shares which have been purchased or are then outstanding) or if all or any portion of the Shares cannot reasonably be purchased after the end of the Purchase Period in the sole discretion of the Plan Director because of any other reason, the Plan Director shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Plan Director shall give written notice to each Participant of the reduction in the number of Shares affected thereby and shall similarly reduce the rate of each Employee’s payroll deductions, if necessary, and return any Investment Funds to each affected Participant, if necessary.

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(f)
Prior to the time such Shares are allocated to a Participant’s Account, such Participant shall have none of the rights or privileges of a stockholder of the Company with respect to such Shares. Only upon the allocation of Shares to a Participant’s Account (and only in respect to such Shares allocated) shall a Participant obtain the rights of stockholders, including, without limitation, any right to vote the Shares or receive any dividends or any other distributions thereon.

ARTICLE 7. CUSTODY OF SHARES; DISTRIBUTIONS FROM ACCOUNTS
(a)
The Shares purchased under the Plan shall be held in the name and custody of the Agent or a nominee. Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants at such times prescribed by the Plan Director; such statements may set forth the amounts of payroll deductions, the purchase price per Share, the number of Shares purchased, the aggregate Shares in the Participant’s account and the remaining cash balance, if any, or any other information as designated by the Committee.

(b)
A Participant may at any time direct to the Agent that some or all of the Shares in his or her Account, both full Shares and any fractional Share, be sold, and the resulting cash proceeds distributed to such Participant.

In any such event, as soon as practicable after receipt by the Agent of such direction by the Participant, such distribution, or sale and distribution, shall be made by the Agent, whose judgment as to the terms of any such sale shall be conclusive and binding. All cash distributions, whether in respect of sales of full Shares or fractional Shares, shall be net of any brokerage commissions, transfer taxes and service charges incurred in connection with such sales.
(c)
No Shares held in an Account may be assigned, pledged or hypothecated in any manner prior to distribution from such Account of the related Share certificates. Neither may any interest of a Participant in or under the Plan be assigned, pledged or hypothecated in any manner otherwise than by will or the laws of descent and distribution.

(d)	Subject to Article 1(a), all Share certificates distributed pursuant to this Article 7 shall be in the name of the respective Participant.
(e)
Subject to Article 12(c) and this Article 12(e), a Participant shall at all times have the right to have all of the Shares in his or her Account distributed or sold in accordance with Article 7(b). A Participant shall not direct that a Share or fractional Share in his or her Account be so distributed or sold prior to the Anniversary Date of such Share or fractional Share. If a Participant directs that a Share or fractional Share in his or her Account be so distributed or sold prior to the Anniversary Date of such Share or fractional Share, such Participant shall thereafter be ineligible (effective as of the first day of the Purchase Period next succeeding such distribution or sale) to make further investments under the Plan until the Anniversary Date of the most recently acquired Share or fractional Share sold or distributed from such Participant’s Account pursuant to Article 7(b) shall occur. In the event of such ineligibility:

(i)
Any authorization for payroll deductions given by such Participant pursuant to Article 4(a) shall thereupon be revoked, such Participant shall be deemed to have given instructions to distribute dividends pursuant to Article 4(c), any Investment Funds held in such Participant’s Account shall be applied to purchase Shares in the next Purchase Period but no further contributions pursuant to Article 4(b) shall be accepted during such ineligibility.

(ii)	Any full or fractional Shares remaining in such Participant’s Account shall remain in such Account unless and until disposed of in accordance with Articles 7(b), 8(a), 11(a) or 12(c).
(iii)
The Participant may conclusively rely on the information furnished by the Agent, for the purpose of determining the number of Shares in such Participant’s Account for which the Anniversary Date has occurred. Any direction for the sale or distribution of Shares pursuant to Article 7(b) shall be satisfied first from those Shares in such Account for which the Anniversary Date has at the time occurred, unless the Participant otherwise expressly directs by providing written notice to the Agent in accordance with procedures established by the Plan Director. Upon application by a Participant, the Plan Director may, for good cause

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shown, waive all or any part of any period of ineligibility which would otherwise result under this Article 7(e) from a sale or distribution of a specified Share or Shares from such Participant’s Account. Such waiver shall be within the sole discretion of the Plan Director, whose decision on any such application shall be final.
(iv)
The concept of “Anniversary Date” shall only apply to Shares of those Employees or Non-Employee Directors of the Participating Employer who has determined to make contributions on behalf of its Employees or Non-Employee Directors.

ARTICLE 8. TERMINATION OF STATUS AS EMPLOYEE OR NON-EMPLOYEE DIRECTOR; LEAVE OF ABSENCE
(a)
Subject to Article 1(a), when a Participant’s status as an Employee or as a Non-Employee Director ceases, any fractional Share in such Participant’s Account shall be sold and the proceeds thereof, together with all full Shares in such Participant’s Account, shall be distributed to such Participant (or in the event of death or disability, to his or her legal representatives), without the necessity of any request by or on behalf of the Participant under Article 7(b), as soon as practicable after receipt by the Agent of notice of such change of status, unless the Agent receives, within 30 days after such change of status and prior to any such distribution, an election by such former Participant (or his or her legal representatives as aforesaid), to have such full Shares sold and the resulting cash proceeds distributed. The judgment of the Agent as to the terms of any such sale shall be conclusive and binding. All cash distributions, whether in respect of sale of full Shares or fractional Shares, shall be net of any brokerage or commissions, transfer taxes, and service charges incurred in connection with such sales. Any Investment Funds held in such Participant’s Account that have not been applied to purchase Shares shall also be distributed to such Participant (or in the event of death or disability, to his or her legal representatives).

(b)	Notwithstanding anything herein to the contrary, a Participant’s change in status from Employee to Non-Employee Director or vice versa shall not be treated as a termination under the Plan.
(c)
An Employee on an unpaid leave of absence shall be ineligible (effective as of the first day of the first Purchase Period beginning during such an unpaid leave of absence) to make further investments under the Plan until the termination of such an unpaid leave of absence. Such ineligibility shall have the same effects as a period of ineligibility arising under Article 7(e).

ARTICLE 9. STOCK DIVIDENDS AND STOCK SPLITS; RIGHTS OFFERINGS; OTHER NON-CASH DISTRIBUTION
(a)
Any Shares received as stock dividends or split shares distributed by the Company on full or fractional Shares acquired under the Plan for a Participant will be credited to the Participant’s Account. The Anniversary Date of any Share so received shall be that of the Share in respect of which it shall be received.

(b)
If the Company should determine to offer securities through the issuance of rights to subscribe, warrants representing the rights on all Shares registered in the name of the Agent (or a nominee) will be issued to the Agent. Except as provided in the last three sentences of this Article 9(b), the Agent shall sell such rights and distribute the proceeds among the Participants in proportion to the full and fractional Shares held in each Participant’s Account on the record date for such rights. Any Participant who wishes to exercise subscription rights on his or her Shares acquired under the Plan shall, prior to the record date for any such rights, provide written notice to the Agent in accordance with procedures established by the Plan Director of such desire and make arrangements, satisfactory to the Company and the Agent, to provide the Agent with funds to exercise such rights. Any Shares so purchased shall be allocated to such Participant’s Account and any other securities so purchased shall be delivered to such Participant. No contribution shall be made under the Plan by the Participating Employer in connection with any such exercise of rights.

(c)
Any non-cash distribution which the Company may make in respect of Shares held by the Agent for the Accounts of Participant, except a distribution subject to Articles 9(a) or (b), shall, to the extent practicable, be distributed in kind to the Participant in proportion to the respective numbers

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Appendix D
(d)	of Shares in their Accounts. To the extent that such a distribution in kind is not practicable, such non-cash distribution shall be sold and the proceeds distributed in like manner.
ARTICLE 10. VOTING OF SHARES
Each Participant shall be provided with the opportunity to direct the manner in which any Shares held in such Participant’s Account are to be voted and appropriate procedures shall be established to enable the Participant to exercise such right. The Company shall provide, or cause to be provided, to each Participant for whose account Shares are held under the Plan a copy of all proxy statements and annual, quarterly and other reports distributed by the Company to holders of record of Shares.
ARTICLE 11. TERMINATION AND MODIFICATION; RESPONSIBILITY OF COMPANY, THE COMMITTEE AND PLAN DIRECTOR
(a)
The Board of Directors (or the Committee or any other duly authorized committee) shall have the power to suspend, terminate, amend, freeze or otherwise modify the Plan and the Chief Executive Officer, the President-Shared Services, the Chief Financial Officer, the Vice President-Human Resources and the Treasurer of the CECONY are each authorized to make such changes from time to time to the Plan as such officer may approve as necessary or desirable to comply with law or to facilitate the administration of the Plan. No such suspension, termination, amendment or modification shall restrict the right of any Participant to withdraw all full Shares held in his or her Account, and to receive the net proceeds, after expenses of sale, of any fractional Share held in such Account. All participating Participants shall be given notice of any such suspension, termination, amendment or modification at least 30 days prior to the effective date thereof. Termination of the Plan shall have the same effects, with respect to each Participant, as are provided for in Article 8(a) in the event of termination of such Participant’s status as an Employee or as a Non-Employee Director, subject to Article 8(b).

(b)
Any Affiliate may adopt the Plan with the consent of the Committee; provided, however, that the Chief Executive Officer, the President-Shared Services, the Chief Financial Officer, the Vice President-Human Resources and the Treasurer of the CECONY shall each have authority to permit participation in the Plan by an Affiliate on such terms and conditions as such officer may approve. Upon the effective date of the adoption of the Plan by an Affiliate, the Affiliate shall become a Participating Employer. Each Participating Employer shall be named in Appendix B. A Participating Employer may terminate its participation in the Plan upon appropriate action.

(c)
The Company, Participating Employer(s), the Committee and the Plan Director shall not be liable hereunder for any act done in good faith, or for any good faith omission to act, including, without limitation, any claim for delay in paying funds over to the Agent for the Account of a Participant.

ARTICLE 12. ADMINISTRATION, OPERATION AND GENERAL PROVISIONS
(a)	Plan Administration.
(i)
The Plan shall be administered by the Committee and the Committee may select an administrator or any other person to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, including, without limitation, rules relating to the cancellation of Participant elections to purchase Shares, to interpret, construe or implement the provisions and supervise the administration of the Plan, and to take all actions in connection therewith or in relation thereto as it deems necessary or advisable, and correct any defect, supply any omission or reconcile any inconsistency in the Plan, in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. All interpretations and determinations of the Committee shall be made in its sole discretion based on the Plan document and shall be final, conclusive and binding on all parties.

(ii)
The Committee may employ such legal counsel, consultants, brokers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant, broker or agent. The Committee may, in its sole

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discretion, designate an Agent to administer the Plan, purchase and sell Shares in accordance with the Plan, keep records, send statements of account to Participants and to perform other duties relating to the Plan, as the Committee may request from time to time. The Agent shall serve as custodian for purposes of the Plan and Common Shares purchased under the Plan shall be held by and in the name of, or in the name of a nominee of, the custodian for the benefit of each Participant, who shall thereafter be a beneficial stockholder of the Company. The Committee may adopt, amend or repeal any guidelines or requirements necessary for the custody and delivery of the Common Shares, including, without limitation, guidelines regarding the imposition of reasonable fees in certain circumstances.
(iii)
The Company shall, to the fullest extent permitted by law and the Certificate of Incorporation and By-laws of the Company and, to the extent not covered by insurance, indemnify each director, officer or employee of the Company (including the heirs, executors, administrators and other personal representatives of such person) and each member of the Committee against all expenses, costs, liabilities and losses (including attorneys’ fees, judgments, fines, excise taxes or penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred by such person in connection with any threatened, pending or actual suit, action or proceeding (whether civil, criminal, administrative or investigative in nature or otherwise) in which such person may be involved by reason of the fact that he or she is or was serving the Plan in any capacity at the request of the Company, except in instances where any such person engages in willful misconduct or fraud. Such right of indemnification shall include the right to be paid by the Company for expenses incurred or reasonably anticipated to be incurred in defending any such suit, action or proceeding in advance of its disposition; provided, however, that the payment of expenses in advance of the settlement or final disposition of a suit, action or proceeding, shall be made only upon delivery to the Company of an undertaking by or on behalf of such person to repay all amounts so advanced if it is ultimately determined that such person is not entitled to be indemnified hereunder. Such indemnification shall be in addition to any rights of indemnification the person may have as a director, officer or employee or under the Certificate of Incorporation of the Company or the By-laws of the Company. Expenses incurred by the Committee or the Board of Directors in the engagement of any such counsel, consultant or agent shall be paid by the Company.

(iv)
To the fullest extent not prohibited by law, the Committee shall have the authority to delegate some or all of its authority with respect to the Plan, as it may deem advisable to one or more of its members or to any officers or directors of the Company or any other person or committee designated by the Committee. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to any person, and the Committee may at any time rescind the authority delegated to any person and delegate authority to one or more other persons. At all times, any person delegated authority pursuant to this Article 12(a)(iv) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by any such person or persons in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each and all such persons

(b)
Expenses of Plan. Except as otherwise provided in the Plan, the Participating Employer shall pay all expenses in connection with administration of the Plan, including, without limitation, the fees and expenses of the Agent applicable to its Participants.

(c)
Recoupment of Company Overpayments. Notwithstanding anything in the Plan to the contrary, if at any time it is discovered that through error, inadvertence, mistake or for any other reason, the Participating Employer has paid over to the Agent or the Company for the Account of a Participant an amount which is in excess of the amount which should have been paid over for such Account, pursuant to Article 5 and Appendix A, or if it shall be discovered that an amount paid over to the Agent or the Company pursuant to Article 4(a) was in excess of the

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Appendix D
pay due such Participant (net of all other deductions) from which such amount was to have been deducted, and if such overpayment shall be discovered and notice given to the Agent prior to the application of such overpayment by the Agent or the Company to the purchase of Shares, the Agent shall promptly return the amount of such overpayment to the Participating Employer.
(d)	Agent’s Tenure and Responsibility.
(i)
The Agent may resign at any time by delivering its written resignation to Plan Director, and the Plan Director may remove the Agent at any time by delivering to the Agent a written notice of removal; provided that such resignation or removal shall not take effect until the effective date of an appointment of a successor Agent. A successor Agent may be appointed by the Plan Director upon notice to the incumbent Agent.

(ii)
The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omission to act, including without limitation, any claims with respect to the prices at which Shares are purchased or sold for Participants’ Accounts.

(e)	Application of Funds. All funds received by the Company in payment for Shares purchased under the Plan and held by the Company at any time may be used for any valid corporate purpose.
(f)
Government Approvals or Consents. The Plan and any offerings and sales to Participants under it are subject to any governmental approvals or consents that may be or become applicable in connection therewith. The Board of Directors or the Committee may make such changes in the Plan and include such terms in any offering under the Plan as may be necessary or desirable, in the opinion of counsel, so that the Plan will comply with the rules and regulations of any governmental authority.

(g)
Notices. All notices or other communications by a Participant to the Company or the Committee under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company or Committee at the location, or by the person, designated for the receipt thereof and within the time period prescribed by the Company or Committee. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and the delivery of other information. Any notices or communications by the Company to a Participant shall be deemed given if directed to such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing shall be suspended until the Participant furnishes the proper

(h)	Regulations and Other Approvals; Governing Law.
(i)
The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New York without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

(ii)
All elections and transactions involving Shares under the Plan by Participants subject to Section 16 of the Securities Exchange Act of 1934, as amended, are intended to be exempt under such section as a result of the Plan’s satisfaction of the coverage and participation standards of Section 410 of the Code.

(iii)
Participants’ purchases or other transactions under the Plan shall comply with, and may not violate, any applicable laws, rules or regulations or any applicable policies adopted by the Company from time to time, including, without limitation, the Company’s insider trading policies. The obligation of the Company to sell or deliver Shares with respect to Shares purchased under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee. The Company shall not be obligated to issue any Shares to a Participant if, in the opinion of counsel for the Company, the issuance of such Shares will constitute a violation by the Participant or the Company of any provisions of any rule or regulation of any governmental authority or any national securities exchange.

(iv)	The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended, nor is it intended to be qualified under Sections 401(a) or 423 of the Code.
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(i)
Taxes. Notwithstanding anything herein to the contrary, the Company shall have the right to make such provisions as it deems necessary to satisfy any obligations to withhold federal, state, or local income taxes or other taxes incurred by reason of the issuance of Common Shares pursuant to the Plan. Notwithstanding anything herein to the contrary, if applicable, the Company may require an Employee to remit an amount equal to the required withholding amount and may invalidate any purchase if the Employee does not remit applicable withholding taxes. Without limiting the generality of the foregoing, solely to the extent permitted by law, any withholding obligation with regard to any Employee may be satisfied by: (i) reducing the number of shares of Common Shares otherwise deliverable to the Employee; (ii) subject to the Committee’s prior consent, any method approved by the Committee; or (iii) by the Employee paying cash directly to the Company. The Company shall impute income to Participants with respect any Participating Employer contributions allocated to a Participant’s Account, as may be required by applicable U.S., state and local tax law, as determined by the Committee in its sole discretion.

(j)
Restrictions. All certificates for Shares delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable to assist in the compliance with any applicable tax withholding laws or under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed or any national securities association system upon whose system the Common Shares are then quoted, any applicable federal or state securities law, and any applicable corporate law and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(k)	No Rights to Continued Employment or Service.
(i)
Participating in the Plan shall not constitute a contract of employment between the Company and any person and shall not be deemed to be consideration for, or a condition of, continued employment or service of any person or affect any right of the Company to terminate any Employee’s employment or Non-Employee Director’s service.

(ii)
Nothing contained in the Plan shall be deemed to confer upon any director any right to remain a member of the Board of Directors or of the board of directors or analogous governing body of an Affiliate or in any way limit the right of a Company’s stockholders to terminate or fail to renominate or reelect any director as a member of a board of directors.

(l)
Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

(m)
Construction. The use of a masculine pronoun shall include the feminine, and the singular form shall include the plural form, unless the context clearly indicates otherwise. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

(n)
Electronic Elections, Purchases, Transactions and Deliveries. Any election, purchase or other transaction hereunder that is required to be made in writing may, to the extent determined by the Plan Director, be made, delivered and accepted electronically. The Company may, in its sole discretion, deliver any documents related to the Plan, Shares or fractional Shares by electronic means or request the Participant’s consent to participate in the Plan by electronic means. By participating in the Plan, the Participant is deemed to consent to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

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Appendix D
APPENDIX A

EMPLOYER CONTRIBUTIONS
(a)
This Appendix A applies to any Participating Employer listed in Appendix B who has determined to make contributions to the Plan for the account of its Employees and Non-Employee Directors who participate in the Plan.

(b)
At the time the Participating Employer pays over to the Agent or the Company any amount for the Account of a Participant pursuant to Article 4(a) Payroll Deductions of the Plan, the Participating Employer shall concurrently pay over to the Agent or the Company for the Account of the Participant an additional amount equal to one dollar for every nine dollars contributed by such Participant.

(c)
If the Shares are newly issued or purchased from the Company, a price shall be assigned each Purchase Period for any contribution made by payroll deduction during such Purchase Period, cash contributions received through the 15th of the Purchase Period, dividends to be reinvested during such Purchase Period, if any, and any related company contributions. The price assigned to these contributions will be the closing stock price on the last business day of the Purchase Period at which Shares were traded on the New York Stock Exchange.

(d)
Not less than 10 business days after each dividend record date in respect of Shares, the Agent shall advise the Participating Employer of the amount of dividends to be received by the Agent for the Account of each Participant on the corresponding dividend payment date, excluding those dividends for which the Agent has received instructions pursuant to Article 4(c) Dividend Reinvestments of the Plan. On such dividend payment date the Participating Employer shall pay over to the Agent or the Company, for the Account of each such Participant, an amount equal to one-ninth of the amount of such dividends to be received by the Agent on such date for such Account.

(e)
The Participating Employer shall, promptly upon request by the Agent, reimburse or provide funds to the Agent for the payment of brokerage commissions and other reasonable expenses of purchase incurred by the Agent pursuant to Article 6.

124 Consolidated Edison, Inc. Proxy Statement

Appendix D
APPENDIX B

PARTICIPATING EMPLOYERS
(a)	Consolidated Edison, Inc. has made contributions on behalf of its Non-Employee Directors since the Plan’s inception.
(b)	Consolidated Edison Company of New York, Inc. has made contributions on behalf of its Employees since the Plan’s inception.
(c)
Orange and Rockland Utilities, Inc. became a Participating Employer in the Plan effective as of May 1, 2000, and has determined effective January 1, 2005, to make contributions on behalf of its Employees.

(d)
Consolidated Edison Transmission, Inc. became a Participating Employer in the Plan effective as of January 1, 2017, and its Employees shall be subject to the same terms and conditions as other Employees in the Plan.

Consolidated Edison, Inc. Proxy Statement 125

CONSOLIDATED EDISON, INC.
4 IRVING PLACE - ROOM 16-205
NEW YORK, NY 10003

conEdison, inc.

SCAN TO VIEW MATERIALS & VOTE

VOTING IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet, phone or mail. Follow the instructions below.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit these voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on Sunday, May 19, 2024. Have this proxy card in hand when accessing the website and then follow the instructions.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ED2024** at 10:00 a.m. EDT on Monday, May 20, 2024.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit these voting instructions up until 11:59 P.M. Eastern Daylight Time on Sunday, May 19, 2024. Have this proxy card in hand when calling and then follow the instructions.

VOTE BY MAIL
Mark, sign and date this proxy card and return it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, by Sunday, May 19, 2024. Do not vote by mail if voting instructions were previously transmitted by Internet or phone.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V43844-P05429-Z86949 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONSOLIDATED EDISON, INC.

The Board of Directors recommends a vote FOR all of the nominees listed (Proposal 1):

1. Election of Directors:

	For	Against	Abstain
1a. Timothy P. Cawley	☐	☐	☐
1b. Ellen V. Futter	☐	☐	☐
1c. John F. Killian	☐	☐	☐
1d. Karol V. Mason	☐	☐	☐
1e. Dwight A. McBride	☐	☐	☐
1f. William J. Mulrow	☐	☐	☐
1g. Armando J. Olivera	☐	☐	☐
1h. Michael W. Ranger	☐	☐	☐
1i. Linda S. Sanford	☐	☐	☐
1j. Deirdre Stanley	☐	☐	☐
1k. L. Frederick Sutherland	☐	☐	☐
1l. Catherine Zoi	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.

	For	Against	Abstain
2. Ratification of appointment of independent accountants.	☐	☐	☐
3. Advisory vote to approve named executive officer compensation.	☐	☐	☐
4. Approval of the company's stock purchase plan.	☐	☐	☐

Please sign exactly as the name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

2024 Annual Meeting of

Consolidated Edison, Inc. Stockholders

Monday, May 20, 2024, 10:00 a.m. EDT

Available via live webcast at www.virtualshareholdermeeting.com/ED2024

To access the virtual Annual Meeting via the webcast, you must use your 16-digit control number that can be found on your proxy card, Notice of Internet Availability of proxy materials or email, as applicable, provided with your proxy materials that will provide you with access to the Annual Meeting website (www.virtualshareholdermeeting.com/ED2024).

We plan to hold the Annual Meeting by means of remote communications only. Please check the meeting materials for any special requirements for virtual meeting attendance.

YOUR VOTE IS IMPORTANT!
We strongly recommend that you vote in advance of the Annual Meeting following the instructions on the attached voter instruction form.

V43845-P05429-Z86949

CONSOLIDATED EDISON, INC.
COMMON STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Timothy P. Cawley, John F. Killian and Michael W. Ranger and each or any of them with power of substitution, proxies to vote all stock of the undersigned (including any shares held through the Company's Automatic Dividend Reinvestment and Cash Payment Plan) at the Annual Meeting of Stockholders on Monday, May 20, 2024 at 10:00 a.m. EDT at www.virtualshareholdermeeting.com/ED2024, or at any adjournments or postponements thereof, as specified on the reverse side in the election of Directors and on the proposals, all as more fully set forth in the proxy statement, and in their discretion on any matters that may properly come before the meeting or at any adjournments or postponements thereof.

Your vote for the election of Directors may be indicated on the reverse side. Nominees are: 1a - Timothy P. Cawley, 1b - Ellen V. Futter, 1c - John F. Killian, 1d - Karol V. Mason, 1e - Dwight A. McBride, 1f - William J. Mulrow, 1g - Armando J. Olivera, 1h - Michael W. Ranger, 1i - Linda S. Sanford, 1j - Deirdre Stanley, 1k - L. Frederick Sutherland, and 1l - Catherine Zoi.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE, BUT IF NO CHOICE IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE (PROPOSAL 1), AND "FOR" PROPOSALS 2, 3 AND 4.

Continued and to be signed on reverse side